COINSURANCE AGREEMENT

between

LIBERTY LIFE INSURANCE COMPANY

and

PROTECTIVE LIFE INSURANCE COMPANY

Dated as of April 29, 2011

i

INDEX OF SCHEDULES

Schedule 1.3(a)(i)	Real Property
Schedule 5.6	New Policies Under Producer Agreements
Schedule 13.1(i)	Assumed Reinsurance Agreements
Schedule 13.1(ttt)	Other Reinsurance
Schedule 13.1(cccc)	Other Policies

INDEX OF ANNEXES

Annex A	Assets Supporting Initial Coinsurance Premium
Annex B	Net Settlements
Annex C	Estimated Discounted Interest Maintenance Reserve Amortization
Annex D	Actual Discounted Interest Maintenance Reserve Amortization
Annex E	Valuation Methodology for Net Retained Liabilities
Annex F	Net Retained Liability Ceding Commission Amount

INDEX OF EXHIBITS

Exhibit A	Form of Trust Agreement

COINSURANCE AGREEMENT

Coinsurance Agreement, dated as of April 29, 2011 (this “Agreement”), between Liberty Life Insurance Company, a South Carolina insurance company (the “Company”), and Protective Life Insurance Company, a Tennessee insurance company (the “Reinsurer”; each of the Company and the Reinsurer, a “Party” and together, the “Parties”).

RECITALS

WHEREAS, the Company desires to cede or retrocede to the Reinsurer certain risks under certain life and health insurance policies issued and reinsured by it; and

WHEREAS, the Reinsurer desires to reinsure such policies from the Company on the terms and conditions stated herein; and

WHEREAS, the Company and the Reinsurer intend that the basis of the reinsurance shall be 100% coinsurance by the Reinsurer; and

WHEREAS, the Company and the Reinsurer intend that the Reinsurer will provide certain administrative services for policies reinsured hereunder, and the Company and the Reinsurer have entered into an Administrative Services Agreement of dated as of the date hereof (the “Administrative Services Agreement”) pursuant to which the Reinsurer shall provide such administrative services on the terms and conditions stated therein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the Company and the Reinsurer hereby agree as follows:

ARTICLE I
COINSURANCE

Section 1.1  Scope and Basis of Reinsurance.  This Agreement applies to each and every of the Policies (a) issued by the Company and in force as of the Effective Time (the “Existing Direct Reinsured Policies”), (b) issued by the Company after the Effective Time in accordance with Section 5.4, 5.5(a) and 5.6 hereof (the “New Direct Reinsured Policies” and, together with the Existing Direct Reinsured Policies, the “Direct Reinsured Policies”), (c) reinsured by the Company under the terms of any Assumed Reinsurance Agreement as of the Effective Time (the “Existing Indirect Reinsured Policies”) and (d) reinsured by the Company after the Effective Time pursuant to the terms of any of the

Assumed Reinsurance Agreements (the “New Indirect Reinsured Policies”, together with the Existing Indirect Reinsured Policies, the “Indirect Reinsured Policies” and the Indirect Reinsured Policies together with the Direct Reinsured Policies, the “Reinsured Policies”).  Except as expressly provided herein, this Agreement does not reinsure any Policy written by the Company, or as to which the Company otherwise incurs or assumes liability, after the Effective Time.

Section 1.2  Reinsuring Clause; Extra Contractual Obligations.  Subject to the terms and conditions of this Agreement, the Company hereby cedes and the Reinsurer hereby reinsures on a coinsurance basis as of the Effective Time, 100% (the “Reinsurer’s Share”) of all Reinsured Liabilities arising under or relating to the Reinsured Policies.   In addition to Reinsurer’s coinsurance of the Reinsurer’s Share of the Reinsured Liabilities pursuant to the preceding sentence, the Reinsurer hereby accepts and agrees to assume and discharge the Reinsurer’s Share of Extra Contractual Obligations other than Excluded Liabilities.  Except as set forth herein, the Reinsurer does not assume any other liabilities of any kind or description, whether known or unknown, contingent or otherwise.

Section 1.3  Transfer of Assets and Ceding Commission.

(a)  Coinsurance Premium.

(i)  On the Effective Date, the Company will transfer to the Reinsurer an initial coinsurance premium with respect to the Reinsured Policies consisting of cash, cash equivalents and the assets set forth on Annex A (with such additions or substitutions as may be determined by the Reinsurer) (the “Transferred Assets”) with an aggregate Value determined three Business Days prior to the Effective Date equal to the following amount: (1) Reinsurer’s Share of the Statutory Reserves held by the Company with respect to the Reinsured Policies as of the Effective Time, plus (2) the Reinsurer’s Share of the Interest Maintenance Reserve attributable to the Transferred Assets, minus (3) the Reinsurer’s Share of the amount of outstanding policy loans on the Reinsured Policies (to the extent such policy loans constitute admitted assets under SAP, net of any unearned policy loan interest on such loans but including amounts of interest due and accrued with respect thereto), minus (4) the Reinsurer’s Share of net due and deferred Premiums on the Reinsured Policies, in each case determined in accordance with SAP, consistently applied (such amount, “Initial Coinsurance Premium”); provided that, notwithstanding anything to the contrary in this Agreement, solely for purposes of calculating the Initial Coinsurance Premium, the term “Reinsured Policies” shall include the portion of the Policies from which Net Retained Liabilities arise.  In addition, the Company hereby sells, assigns, transfers and delivers to the Reinsurer as reinsurance premium, on the Effective Date effective as of the Effective Time, all of Company’s right, title and interest (w) under the Reinsured Policies to receive principal and interest paid on policy loans, (x) in the Premiums, (y) in agent debit balances as of the Effective Date with respect to the Reinsured Policies and the Net Retained Liabilities and (z) in the real property listed on Schedule 1.3(a)(i) hereto, free and clear of any liens or other encumbrances.  To the extent the foregoing sentence is ineffective to transfer the type of asset described, the Company agrees to execute and record all additional instruments, bills of sale, deeds and other documents necessary to transfer such asset as soon practicable after the Effective Date.

(ii)  The amount of the Initial Coinsurance Premium paid on the Effective Date shall be determined on an estimated basis (the “Estimated Initial Coinsurance Premium”) as follows: (1) with respect to each of the items set forth in clauses (1), (3) and (4) of the definition of “Initial Coinsurance Premium,” the portion of the Estimated Initial Coinsurance Premium attributable to such item shall be equal to the amount for such item set forth on the Estimated Balance Sheet delivered to the Reinsurer pursuant to the Stock Purchase Agreement and (2) with respect to the item set forth in clause (2) of the definition of “Initial Coinsurance Premium”, the portion of the Estimated Initial Coinsurance Premium attributable to such item shall be determined by the Reinsurer in good faith on an estimated basis as of the date that is three Business Days prior to the Effective Date.

(iii)  On the Effective Date, the Reinsurer shall deliver to the Company a statement setting forth (1) the amount of the Estimated Initial Coinsurance Premium and (2) the final list of Transferred Assets, in each case, determined as of the date that is three Business Days prior to the Effective Date.

(iv)  Within five Business Days following the date on which the Purchase Price Adjustment Materials and the determination of the amounts set forth therein become final and binding pursuant to the penultimate sentence of Section 2.6(e) of the Stock Purchase Agreement (the “True-Up Date”), the Reinsurer shall deliver to the Company a statement (the “Initial Coinsurance Premium Reconciliation Statement”) prepared in good faith by the Reinsurer setting forth the actual amount of the Initial Coinsurance Premium minus the Net Retained Liabilities Initial Coinsurance Premium Adjustment as of the True-Up Date (the “Actual Initial Coinsurance Premium”), the calculation of each of items (1) through (4) of the definition of “Initial Coinsurance Premium” and the

Value of the Transferred Assets as of the Effective Date; provided that if the True-Up Date has not occurred on or prior to the date that is seventy-five days following the Effective Date, (x) the Reinsurer shall deliver to the Company a statement setting forth the Reinsurer’s good faith estimate of the Net Retained Liabilities Initial Coinsurance Premium Adjustment as of such date that is seventy-five days following the Effective Date and the Reinsurer shall pay the Company an amount of cash equal to the amount set forth in such statement within four Business Days of delivery of such statement and (y) for purposes of preparing the Initial Coinsurance Premium Reconciliation Statement and calculating the Actual Initial Coinsurance Premium and the Initial Coinsurance Premium Adjustment, the Net Retained Liabilities Initial Coinsurance Premium Adjustment shall be reduced by the amount of cash, if any, received by the Company from the Reinsurer pursuant to clause (x) of this Section 1.3(a)(iv).  With respect to each of the items set forth in clauses (1), (3) and (4) of the definition of “Initial Coinsurance Premium,” the portion of the Actual Initial Coinsurance Premium attributable to such item shall be equal to the amount for such item set forth on the Final Balance Sheet.  With respect to the item set forth in clause (2) of the definition of “Initial Coinsurance Premium,” the portion of the Actual Initial Coinsurance Premium attributable to such item shall be the actual Interest Maintenance Reserves attributable to the Transferred Assets as of the Effective Date.  The “Initial Coinsurance Premium Adjustment” shall be equal to the following amount (whether positive or negative): (1) the difference (whether positive or negative) between the Actual Initial Coinsurance Premium minus the Estimated Initial Coinsurance Premium, minus (2) the difference (whether positive or negative) between the Value of the Transferred Assets determined in connection with the calculation of the Estimated Initial Coinsurance Premium pursuant to Section 1.3(a)(i) minus the Value of the Transferred Assets on the Effective Date, minus (3) the Net Retained Liabilities Earned Interest.  If the Initial Coinsurance Premium Adjustment is positive, then the Company shall pay to the Reinsurer an amount of cash equal to the Initial Coinsurance Premium Adjustment within five Business Days after the Initial Coinsurance Premium Adjustment is finalized pursuant to Section 10.2, together with an amount of interest on the portion of the Initial Coinsurance Premium Adjustment not attributable to the Net Retained Liabilities Initial Coinsurance Premium Adjustment at the Applicable Rate (as such term is defined in the Stock Purchase Agreement) calculated on the basis of a 360-day year for the actual number of days elapsed, accrued from the Effective Date until, but not including, the date of payment.  If the Initial Coinsurance Premium Adjustment is negative, then the Reinsurer shall pay to the Company an amount in cash equal to the absolute value of the Initial Coinsurance

Premium Adjustment within five Business Days after the Initial Coinsurance Premium Adjustment is finalized pursuant to Section 10.2, together with an amount of interest on the portion of the Initial Coinsurance Premium Adjustment not attributable to the Net Retained Liabilities Initial Coinsurance Premium Adjustment at the Applicable Rate (as such term is defined in the Stock Purchase Agreement) calculated on the basis of a 360-day year for the actual number of days elapsed, accrued from the Effective Date until, but not including, the date of payment.

(b)  Ceding Commission.

(i)  In consideration of the reinsurance ceded hereunder, on the Effective Date the Reinsurer shall pay the Company a ceding commission in cash of an amount  (the “Ceding Commission”) equal to (1) the sum of (A) $200,500,000 and (B) the Reinsurer’s Share of the aggregate of all Discounted Interest Maintenance Reserve Amortization for the Transferred Assets, minus (2) the Life NB Amount.

(ii)  The amount of the Ceding Commission paid on the Effective Date shall be determined by the Reinsurer in good faith on an estimated basis (such amount, the “Estimated Ceding Commission”) as follows: (1) with respect to the item set forth in clause (1)(B) of the definition of “Ceding Commission,” the portion of the Estimated Ceding Commission attributable to such item shall be determined by the Reinsurer in accordance with Annex C and (2) with respect to the item set forth in clause (2) of the definition of “Ceding Commission,” the portion of the Estimated Ceding Commission attributable to such item shall be equal to the amount for such item set forth on the Estimated NB Volume Adjustment Schedule delivered to the Reinsurer pursuant to the Stock Purchase Agreement.

(iii)  On the Effective Date, the Reinsurer shall deliver to the Company a statement setting forth the amount of the Estimated Ceding Commission, determined as of the date that is three Business Days prior to the Effective Date.

(iv)  Within five Business Days following the True-Up Date, the Reinsurer shall deliver to the Company a statement (the “Ceding Commission Reconciliation Statement”) prepared in good faith by the Reinsurer setting forth the actual amount of the Ceding Commission minus the amount of the Net Retained Liabilities Initial Ceding Commission Adjustment as of the True-Up Date (the “Actual Ceding Commission”) and the calculation of each of items (1)(A), (1)(B) and (2) of the definition of “Ceding Commission”; provided that if the True-Up Date has not occurred on or prior to the date that is seventy-five days following the Effective Date, (x) the Reinsurer shall deliver to the Company a statement setting forth the Reinsurer’s good faith estimate of the Net Retained Liabilities Initial Ceding Commission Adjustment as of such date that is seventy-five days following the Effective Date and the Company shall pay the Reinsurer an amount of cash equal to the amount set forth in such statement within four Business Days of delivery of such statement and (y) for purposes of preparing the Ceding Commission Reconciliation Statement and calculating the Actual Ceding Commission and the Ceding Commission Adjustment, the portion of the Actual Ceding Commission attributable to the Net Retained Liabilities Initial Ceding Commission Adjustment shall be reduced by the amount of cash, if any, received by the Reinsurer from the Company pursuant to clause (x) of this Section 1.3(b)(iv).  With respect to the item set forth in clause (1)(B) of the definition of “Ceding Commission,” the portion of the Actual Ceding Commission attributable to such item shall be determined by the Reinsurer in accordance with Annex D.  With respect to the item set forth in clause (2) of the definition of “Ceding Commission,” the portion of the Actual Ceding Commission attributable to such item shall be equal to the amount for such item set forth on the Final NB Volume Adjustment Schedule.  The “Ceding Commission Adjustment” shall be equal to the following amount (whether positive or negative): (1) the difference (whether positive or negative) between the Actual Ceding Commission minus the Estimated Ceding Commission, minus (2) the Net Retained Liabilities Ceding Commission Interest.  If the Ceding Commission Adjustment is positive, then the Reinsurer shall pay to the Company an amount of cash equal to the Ceding Commission Adjustment within five Business Days after the Ceding Commission Adjustment is finalized pursuant to Section 10.2, together with an amount of interest on the portion of the Ceding Commission Adjustment not attributable to the Net Retained Liabilities Initial Ceding Commission Adjustment at the Applicable Rate (as such term is defined in the Stock Purchase Agreement) calculated on the basis of a 360-day year for the actual number of days elapsed, accrued from the Effective Date until, but not including, the date of payment.  If the Ceding Commission Adjustment is negative, then the Company shall pay to the Reinsurer an amount of cash equal to the absolute value of the Ceding Commission Adjustment within five Business Days after the Ceding Commission Adjustment is finalized pursuant to Section 10.2, together with an amount of interest on the portion of the Ceding Commission Adjustment not attributable to the Net Retained Liabilities Initial Ceding Commission Adjustment at the Applicable Rate (as such term is defined in the Stock Purchase Agreement) calculated on the basis of a 360-day year for the actual number of days elapsed, accrued from the Effective Date until, but not including, the date of payment.

(c)  Net Retained Liabilities Cash Adjustment.  From the Effective Time until the Net Retained Liabilities True-Up Date, (i) the Company shall pay the Reinsurer an amount equal to the premiums and considerations, premium adjustments and any and all amounts or payments, including any and all policy fees, charges, reimbursements and similar amounts, received or collected by the Company during such period in respect of the portion of the Policies from which Net Retained Liabilities arise and (ii) the Reinsurer shall pay to the Company an amount equal to the obligations, including any and all death claims, cash surrender benefits, policyholder dividends, commissions and similar amounts, arising out of or relating to the portion of the Policies from which Net Retained Liabilities arise (including Extra Contractual Obligations, but excluding the Excluded Liabilities) incurred by the Company during such period.  The payment of such amounts shall be reflected in the Net Settlement for each month ending prior to the Net Retained Liabilities True-Up Date and for the month in which the Net Retained Liabilities True-Up Date occurs.  Following the Net Retained Liabilities True-Up Date, the Reinsurer shall deliver to the Company a statement (the “Net Retained Liabilities Cash Reconciliation Statement”) setting forth the Reinsurer’s good faith estimate of the difference (whether positive or negative) between (x) the aggregate amount paid to the Reinsurer pursuant to the first sentence of this Section 1.3(c) attributable each Net Retained Liability that remained a Net Retained Liability on the Net Retained Liabilities True-Up Date minus (y) the aggregate amount paid to the Company pursuant to the first sentence of this Section 1.3(c) attributable each Net Retained Liability that remained a Net Retained Liability on the Net Retained Liabilities True-Up Date (such difference, the “Net Retained Liabilities Cash Adjustment”).   If the Net Retained Liabilities Cash Adjustment is positive, then the Reinsurer shall pay to the Company an amount of cash equal to the Net Retained Liabilities Cash Adjustment within five Business Days after the Net Retained Liabilities Cash Adjustment is finalized pursuant to Section 10.2, together with an amount of interest on such payment at the Applicable Rate (as such term is defined in the Stock Purchase Agreement) calculated on the basis of a 360-day year for the actual number of days elapsed, accrued from the Effective Date until, but not including, the date of payment.  If the Net Retained Liabilities Cash Adjustment is negative, then the Company shall pay to the Reinsurer an amount of cash equal to the absolute value of the Net Retained Liabilities Cash Adjustment within five Business Days after the Net Retained Liabilities Cash Adjustment is finalized pursuant to Section 10.2, together with an amount of interest on such payment at the Applicable Rate (as such term is defined in the Stock Purchase Agreement) calculated on the basis of a 360-day year for the actual number of days elapsed, accrued from the Effective Date until, but not including, the date of payment.

Section 1.4  Net Retained Liabilities.  The Company and the Reinsurer will cooperate to obtain all waivers and consents necessary in order to reinsure 100% of the

Net Retained Liabilities under this Agreement.  The Company and the Reinsurer shall use their reasonable best efforts to obtain any such waivers and consents (it being understood that the Reinsurer’s executive officers directly responsible for the Life Reinsurer’s relationships with reinsurers shall, to the extent reasonably appropriate, be personally engaged in that process) and promptly advise the other Party of any communications with respect to any such waivers and consents.  All correspondence from either the Company or the Reinsurer to any Person from whom such a waiver or consent is sought shall be in a form approved by the other Party; provided that any such approval by the Company shall not be unreasonably withheld, conditioned or delayed.  At the Reinsurer’s instruction and expense, the Company shall effect any such action with respect to such waivers and consents as the Reinsurer shall reasonably request, including sending correspondence requesting such waivers and consents in a form approved by the Reinsurer; provided, however, that the Reinsurer shall indemnify and hold harmless the Company for Losses arising out of any such action so requested by the Reinsurer.  To the extent that after the Effective Time, any such waivers or consents are obtained to reinsure a Net Retained Liability under the terms of this Agreement or the Parties otherwise agree that any such waivers or consents shall not be required as a condition to coverage hereunder, then the liability and obligation pertaining to such Policy shall no longer be deemed a Net Retained Liability for purposes of this Agreement and the liability and obligation pertaining to such Policy shall be reinsured hereunder effective as of the date of such consent, waiver or agreement by the Parties, as applicable.  In addition, with respect to any such waiver or consent that is obtained after the Net Retained Liabilities True-Up Date, (i) the Company shall pay the Reinsurer an amount of cash equal to the Net Retained Liability Reserve Transfer Amount with respect to such Net Retained Liability for which waiver or consent was obtained and (ii) the Reinsurer shall pay the Company an amount of cash equal to the Net Retained Liability Ceding Commission Amount with respect to such Net Retained Liability for which waiver or consent was obtained.  For the avoidance of doubt, prior to obtaining any such required consents or waivers, the portion of each Policy from which Net Retained Liabilities arise shall not be deemed to constitute a Reinsured Policy for purposes of this Agreement; provided that the Reinsurer shall provide administrative services with respect to any Net Retained Liabilities (and the associated Policies) pursuant to the Administrative Services Agreement.

Section 1.5  Producer Payments.  The Reinsurer hereby assumes the liability of the Company and agrees that is shall be financially responsible for Producer Payments due in respect of premiums collected and received.  The Company hereby designates the Reinsurer as “paying agent” to make such Producer Payments directly to the applicable Producers from and after the Effective Date. The Company shall act at the Reinsurer’s written direction and cost to exercise all rights of the Company relating to the Reinsured Policies under the terms of the Producer Agreements, including, without limitation, any rights to suspend or terminate Producer Payments to such Producers for any reason or cause set forth in the Producer Agreements, and the Company hereby transfers and assigns to the Reinsurer all of its rights under such Producer Agreements, but in each case only to the extent such rights thereunder relate to the Reinsured Policies; provided, however, that the Reinsurer shall indemnify and hold harmless the Company for Losses arising out of any such action so requested by the Reinsurer.

Section 1.6  Guaranty Fund Assessments and Premium Taxes.

(a)  Guaranty Funds Assessments.  In the event the Company is required to pay an assessment on or after the Effective Date in respect of the Reinsured Policies to any insurance guaranty, insolvency or other similar fund maintained by any jurisdiction, the portion, if any, of such assessment that relates to such Reinsured Policies shall be reimbursed by the Reinsurer.

(b)  Premium Taxes.  The Reinsurer shall pay to the Company a provision for premium taxes and other charges, fees, taxes and assessments, including retaliatory taxes (collectively, “Premium Taxes”), incurred on or after the Effective Date in connection with premiums written or received under the Reinsured Policies.  The provision for Premium Taxes shall be estimated at 2.5% of premiums received under the Reinsured Policies, as calculated on a monthly basis, and shall be paid by the Reinsurer to the Company as part of the monthly settlement pursuant to Section 6.4 and adjusted annually to an actual rate for each year as part of the monthly settlement pursuant to Section 6.4 for the second calendar month of the following year, with such monthly settlement to reflect the difference between actual Premium Taxes in respect of the Reinsured Policies (after giving effect to any offsets for guaranty fund assessments reimbursed by the Reinsurer pursuant to Section 1.6(a)) and estimated Premium Taxes.

Section 1.7   Other Reinsurance.  This Agreement is written on a “gross” basis and thus the costs and benefits of Other Reinsurance inuring on the Reinsured Policies are intended to be borne by the Reinsurer.  Other Reinsurance with respect to the Reinsured Policies shall be deemed to be inuring to the Reinsurer’s benefit for all purposes of this Agreement and shall be accounted for herein such that Reinsurer participates in the Reinsurer’s Share of any premiums, benefits, recoveries, ceding or expense allowances, other allowances and other adjustments as such amounts and such risks are paid, received or otherwise collected by the Company with respect to such Other Reinsurance, it being understood that the Reinsurer shall bear all risk of collecting third party reinsurance.  Risks under the terms of any agreement of Other Reinsurance as shall be terminated or recaptured with the Reinsurer’s consent shall be ceded automatically hereunder to the Reinsurer without any further action required subject to the receipt by Reinsurer of its proportional Reinsurer’s Share of any reserve transfer or similar transfer or settlement amount received by the Company from the applicable third party reinsurer.  The Reinsurer shall pay any resulting special transfer or recapture fee incurred by the Company.  The Company covenants that absent the specific prior written consent of the

Reinsurer, the Company shall enter into no further reinsurance cession with respect to any of the Reinsured Policies.

Section 1.8  Policy Changes and Non-Guaranteed Elements.

(a)  Policy Changes.  The Company agrees that it shall not make any changes in the provisions and conditions of a Reinsured Policy or an Assumed Reinsurance Agreement except with the Reinsurer’s prior written consent or to the extent that any change to the terms of any Reinsured Policy is required by applicable Law, in which case the Company shall consult with the Reinsurer as to any such change.

(b)  Non-Guaranteed Elements.  The Company shall establish cost of insurance charges, loads and expense charges, credited interest rates, mortality and expense charges, administrative expense risk charges, and policyholder dividends, as applicable, under the Policies (“Non-Guaranteed Elements”), taking into account the recommendations of the Reinsurer with respect thereto.  The Reinsurer may, from time to time, make recommendations to the Company with respect to Non-Guaranteed Elements so long as the recommendations comply with the written terms of the Policies, applicable Law and Actuarial Standards of Practice promulgated by the Actuarial Standard Board governing redetermination of non-guaranteed charges.  The Company shall fully consider any such recommendations and act reasonably and in good faith in determining whether any such recommendations be accepted and shall not unreasonably delay implementation of any accepted recommendations more than ten Business Days after such recommendations are provided in writing; provided, however, that the Reinsurer shall indemnify and hold harmless the Company for Losses arising out of the Company’s acceptance and implementation of the Reinsurer’s recommendations.  Notwithstanding the foregoing, the Company shall establish Non-Guaranteed Elements only in a manner no less favorable to policyholders than those that would have been provided based on the Company’s documented procedures in effect on the Effective Date or, in the absence of such documented procedures, in a manner no less favorable to policyholders than those that would have been provided based on the historical practices employed by the Company in establishing Non-Guaranteed Elements in respect of the Policies.

Section 1.9  Ownership of Premiums.  Payment of Premiums to the Reinsurer, as Administrator pursuant to the Administrative Services Agreement, by or on behalf of a policyholder shall be deemed received by the Company.  All monies, checks, drafts, money orders, postal notes and other instruments that may be received after the Effective Date by the Company for premiums, fees or other payments on or in respect of the Reinsured Policies shall be held in trust by the Company for the benefit of the Reinsurer and shall be immediately transferred and delivered to the Reinsurer, and any such instruments when so delivered shall bear all endorsements required to effect the transfer of same to the Reinsurer.  The Reinsurer is hereby authorized to endorse for payment to the Reinsurer any such checks, drafts, money orders and other instruments pertaining to the Reinsured Policies that are payable to, or to the order of, the Company and received by the Reinsurer under this Agreement.  As between the Parties, the Reinsurer shall be deemed owner of all such payments.

Section 1.10  Security Interest.

(a)  The Parties intend the Company’s assignment pursuant to the last sentence of Section 1.3(a)(i) to be a present assignment of all of the Company’s rights, title and interest and not an assignment as collateral.  However, to the extent that such assignment is not recognized as a present assignment, is not valid or is recharacterized as a pledge rather than a lawful conveyance to the Reinsurer, the Company does hereby grant, bargain, sell, convey, assign and otherwise pledge to the Reinsurer, all of the Company’s right, title and interest, if any (legal, equitable or otherwise) to all Premiums, fees and other payments due or made after the Effective Date under the Reinsured Policies (and any lockbox or account set up for the receipt of said Premiums, fees and other payments after the Effective Date) (the “Collateral”) to secure all of the Company’s obligations under this Agreement.

(b)  Upon the failure of the Company to fully perform any of its material obligations under this Agreement, which failure is not caused by the Reinsurer as Administrator and remains uncured ten days after written notice thereof is received by the Company, the Reinsurer shall have, in addition to all other rights under this Agreement or under applicable Law, the following rights:

(i)  the right to exercise all rights and remedies granted a secured party under the Uniform Commercial Code, as said code has been enacted in the State of South Carolina, the State of Tennessee, the State of Alabama, or any other applicable jurisdiction (the “UCC”), as though all the Collateral constituted property subject to a security interest under Article 9 thereof;

(ii)  the right to set off;

(iii)  the right to intercept and retain monies and property in any lockbox and otherwise;

(iv)  without giving rise to any right to double recovery under this Section 1.10 and Section 11.2, the right to reasonable attorneys’ fees incurred in connection with the enforcement of this Agreement or in connection with disposition of the Collateral; and

(v)  the right to dispose of the Collateral, subject to commercial reasonableness.

(c)  This Section 1.10 is being included in this Agreement to ensure that, if an insolvency or other court determines that, notwithstanding the provisions of this Agreement, including Section 1.1, Section 1.2, Section 1.3, Section 1.9, Section 6.4 and Section 11.1, and the intent of this Agreement, the Company retained ownership of or any rights in the Collateral, the Reinsurer’s rights to the Collateral are protected with a first priority, perfected security interest, and it is the intent of the Parties that this Section 1.10 be interpreted as such.

(d)  Nothing contained herein shall be construed to support the conclusion that the Company will retain any ownership of or any rights in the Collateral after the Effective Time or to support the conclusion that the Reinsurer does not acquire full ownership thereof as of the Effective Time.

(e)  The Company shall execute and deliver and the Reinsurer is authorized to execute and deliver any and all financing statements reasonably requested by the Reinsurer to the extent that it may appear appropriate to the Reinsurer to file such financing statements in order to perfect the Reinsurer’s title under Article 9 of the UCC to any and all Premiums and any and all other Collateral and the Company shall do such further acts and things as Reinsurer may request in order that the security interest granted hereunder may be maintained as a first perfected security interest.

ARTICLE II
REINSURANCE LIABILITY

Section 2.1  Reinsurance Liability.  The reinsurance by Reinsurer of the Reinsured Policies is subject to the same rates, conditions, limitations and restrictions as the insurance under the Reinsured Policies written by the Company on which the reinsurance is based.  The liability of Reinsurer hereunder on the terms described herein begins on the Effective Date and, subject to Article IX hereof, the liability of Reinsurer on any Reinsured Policy will terminate as and when all liability of the Company with respect to such Reinsured Policy terminates.

Section 2.2  Other Reinsurance.

(a)  The Company agrees that other than as provided expressly in this Agreement, it shall take any actions reasonably requested by the Reinsurer to maintain in full force and effect each of the Other Reinsurance Agreements and to perform fully each of its obligations thereunder.  The Company may not modify, amend or terminate any Other Reinsurance Agreement or waive any of its rights under any such agreement without the Reinsurer’s prior written consent and shall fully enforce, at the expense of the Reinsurer, all of its rights thereunder, including, without limitation, at the Reinsurer’s request, requiring the collateralization by the third party reinsurer of reserve balances and other amounts thereunder.  With the Reinsurer’s consent, the Company may exercise any right it may have to recapture risks ceded thereby under any of the Other Reinsurance Agreements or to otherwise terminate any such agreement and shall, at the Reinsurer’s instruction and expense, effect any such action with respect to the management or administration of the Other Reinsurance as the Reinsurer shall reasonably request, including, without limitation, termination or recapture, as may be available under or with respect to the terms of any Other Reinsurance Agreement; provided, however, that the Reinsurer shall indemnify and hold harmless the Company for Losses arising out of any such action so requested by the Reinsurer.  The Company agrees that it shall, at the direction of the Reinsurer, pursue commercially reasonable management and collection efforts with respect to the Other Reinsurance and, in general, will cooperate with the Reinsurer in the management of the Other Reinsurance.

(b)  Following the Effective Date, at the Reinsurer’s request and expense, the Company shall cooperate with the Reinsurer and use its reasonable best efforts to novate any Other Reinsurance from the Company to the Reinsurer or a designated Affiliate of the Reinsurer.  The Company shall promptly advise the Reinsurer of any communications with respect to any such proposed novation.  All correspondence from either the Company or the Reinsurer to any reinsurer under Other Reinsurance in connection with any such proposed novation shall be in a form approved by the other Party; provided that any such approval shall not be unreasonably withheld, conditioned or delayed.  At the Reinsurer’s instruction and expense, the Company shall effect any such action with respect to any such proposed novation as Reinsurer shall reasonably request, including sending correspondence requesting that an Other Reinsurance Agreement be novated to the Reinsurer or a designated Affiliate of the Reinsurer in a form approved by the Reinsurer; provided, however, that the Reinsurer shall indemnify and hold harmless the Company for Losses arising out of any such action so requested by Reinsurer.  For the avoidance of doubt, the Seller shall not be obligated to take any action or cause the Company to take any action in connection with this Section 2.2(b).

(c)  The recoverability of the Other Reinsurance from reinsurers shall be at the risk of and for the account of the Reinsurer.  Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to pursue any claims it may have for indemnification to which it may be entitled in connection with the Other Reinsurance unless requested to do so by the Reinsurer and at the expense of the Reinsurer.  In no event shall any such right to indemnification reduce the Reinsurer’s responsibility for the risk of all Other Reinsurance.

Section 2.3  Disclaimer.  The Company has no duty of utmost good faith or other similar duty of disclosure in connection with the cession of liabilities from the Company to the Reinsurer as of the Effective Time, which the Company expressly disclaims, and makes no representations or warranties to the Reinsurer in connection with the cession of liabilities from the Company and the Reinsurer as of the Effective Time, other than those expressly contained in this Agreement; provided, however, that the Reinsurer reserves all of its rights and remedies in respect of any such duty of utmost good faith or other similar duty of disclosure of the Company arising after the Effective Time to the extent information relating to the liabilities reinsured hereunder has not been disclosed, or is not otherwise available, to the Reinsurer, including in its capacity as Administrator, or any of its designees or agents.

ARTICLE III
CERTAIN FINANCIAL PROVISIONS

Section 3.1  Provision of Security by the Reinsurer.

(a)  On the Effective Date, the Reinsurer shall establish and fund with an amount of cash and assets having a Statutory Book Value equal to the Required Balance calculated by the Reinsurer as of the Effective Date a trust account (the “Trust Account”) with a Qualified United States Financial Institution unaffiliated with the Reinsurer and the Company and which is reasonably acceptable to the Reinsurer and the Company (the “Trustee”) at the sole cost and expense of the Reinsurer naming the Company as sole beneficiary until such time as a Trust Account is no longer required pursuant to Section 3.1(b) and shall enter into the Trust Agreement to provide security for the payment of amounts due the Company under this Agreement.  The Reinsurer shall transfer or pay into the Trust Account, and shall thereafter maintain in the Trust Account, until such time as a Trust Account is no longer required pursuant to Section 3.1(b), cash and assets managed by the Reinsurer in accordance with guidelines (including concentration limits, applied on a percentage of assets basis rather than a percentage of capital basis) applied by the Reinsurer generally for its own general investments supporting insurance liabilities having a Statutory Book Value determined in good faith by Reinsurer on a quarterly basis to be not less than the Required Balance.  In lieu of entering into the Trust Agreement and establishing and funding the Trust Account in the manner set forth in this Section 3.1, Reinsurer may instead, with the Company’s consent (which consent shall not be unreasonably withheld or delayed), elect to provide to the Company substantially equivalent security as would be provided by the Trust Account such as by providing unconditional letters of credit, performance guarantees or other similar collateralization.

(b)  For purposes of this Agreement, the term “Required Balance”, as of any date of determination, means an amount equal to the Reinsurer’s Share of the Statutory Reserves which would be appropriately held by the Company with respect to the Reinsured Policies as of such date of determination assuming such Statutory Reserves are gross of any statutory reserve credit taken by the Company for this Agreement and calculated in accordance with SAP, reduced by credit for reinsurance taken by the Reinsurer in respect of Financed Amounts as of such date of determination and net of the Reinsurer’s Share of (1) policy loan balances on the Reinsured Policies as of such date of determination and (2) net due and deferred Premiums on the Reinsured Policies as of such date of determination, in each case determined in accordance with SAP, consistently applied.  The Required Balance and the Statutory Book Value of any assets held in the Trust Account shall be calculated by the Reinsurer as of the last day of each calendar quarter, and the Reinsurer shall provide a certification with respect to such valuation, including the calculation of the aggregate Statutory Book Value of the assets, to the Company and the Trustee within thirty days after the end of such quarter.  If the amount of cash plus the Statutory Book Value of assets held in the Trust Account as of any quarter end is less than the Required Balance as of such quarter end, the Reinsurer shall within ten Business Days after such determination is made make such further deposits to the Trust Account as are required in order to restore the Required Balance as of such quarter end.  If the amount of cash plus the Statutory Book Value of assets held in the Trust Account as of any quarter end is greater than the Required Balance as of such quarter end, the Reinsurer may provide notice to the Company of its desire to withdraw assets from the Trust Account, specifying the amount and type of assets to be withdrawn.  Within five Business Days following its delivery of such notice to the Company, the Reinsurer may withdraw such assets from the Trust Account in excess of the amount necessary to maintain such Required Balance as of the applicable quarter end.  Any disputes by the Company of the valuation of any asset deposited in the Trust Account pursuant to this Section 3.1 shall be resolved in accordance with Section 10.3.  Upon resolution of any such dispute in accordance with Section 10.3, the Reinsurer shall cause to be deposited additional assets that comply with Section 3.1(a) within two Business Days following such resolution or may withdraw assets from the Trust Account in accordance with this Section 3.1(b), such that following any such deposit or withdrawal, the amount of cash plus the Statutory Book Value of the assets held in the Trust Account is sufficient to maintain the Required Balance as of the applicable quarter end.  Unless otherwise agreed upon in writing by the Company, the Reinsurer shall maintain such Trust Account until all obligations of the Reinsurer under this Agreement have been fully satisfied, as determined by the Company in its sole reasonable discretion.  Notwithstanding the foregoing, the Reinsurer may terminate the Trust Agreement and close the Trust Account at any time when the Required Balance as of the end of any calendar quarter is less than 10% of the sum of the capital and surplus of the Reinsurer plus the asset valuation reserve of the Reinsurer, in each case as determined in accordance with the statutory accounting principles and practices prescribed by the Reinsurer’s state of domicile as of such quarter end.

(c)  The Company and the Reinsurer agree that the assets maintained in the Trust Account may be withdrawn by the Company only after a default by Reinsurer in the performance of its monetary obligations hereunder, which default has not been cured by the Reinsurer within ten days following its receipt of a specific written notice thereof delivered by the Company, and solely to the extent required to cure such default and, notwithstanding any other provision of this Agreement, shall be utilized and applied by the Company or any successor by operation of law, including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company, without diminution because of insolvency on the part of the Company or the Reinsurer, only to pay amounts then due to the Company under this Agreement.  The amount of any such withdrawal in excess of amounts then due to Company hereunder shall be deemed maintained in constructive trust for the benefit of Reinsurer and promptly returned to the Reinsurer.  Notwithstanding the foregoing, upon prior written notice to the Company, the Reinsurer shall have the right to withdraw all or any part of the cash and assets maintained in the Trust Account provided that the Reinsurer shall, at the time of such withdrawal, replace the withdrawn assets with cash or other qualified assets having a Statutory Book Value equal to the Statutory Book Value of the assets and the amount of cash withdrawn so as to maintain at all times the deposit in the Required Balance.

(d)  With respect to transfer of any Transferred Assets to the Trust Account, the Reinsurer will hold valid title to all such Transferred Assets free and clear of all Encumbrances, other than Permitted Encumbrances and interests of nominees, custodians or similar intermediaries.  As of the date of the transfer of any assets to the Trust Account after the Effective Date, the Reinsurer will have good and marketable title, free and clear of any liens, to all such assets transferred by it to the Trust Account, all assets transferred by the Reinsurer after the Effective Date to the Trust Account shall be transferred free and clear of any liens or other encumbrances and the Reinsurer will not create, incur, assume or permit any lien or other encumbrance on any of the assets held in the Trust Account, or on any interest therein or on any of the proceeds thereof.

(e)  The Reinsurer shall notify the Company in writing of any payment default occurring as to any asset in the Trust Account within five Business Days after the Reinsurer receives notice of such default.  In the event the Reinsurer determines that a delinquency of a timely payment in regard to any of the assets in the Trust Account has occurred, the Reinsurer shall inform the Company of such delinquency promptly upon such determination.

(f)  Notwithstanding the forgoing, in the event the Reinsurer’s RBC Ratio is less than 125%, the Reinsurer shall fund the Trust Account with an amount of cash and assets having a fair market value equal to the Required Balance, and all references to “Statutory Book Value” in this Section 3.1 shall be deemed to be references to “fair market value.”

Section 3.2  Credit for Reinsurance.  At all times during the term of this Agreement, the Reinsurer agrees that it (a) shall hold and maintain all licenses, permits and authorities required under applicable laws to perform its obligations hereunder or (b) establish and maintain security in the form of letters of credit, assets held in a reinsurance trust or a combination thereof at its sole expense in a manner that meets all applicable Laws regarding credit for reinsurance, in each case as necessary to enable the Company to receive statutory reserve credit in all jurisdictions where it is licensed as an insurer unless otherwise mutually agreed by the Parties.

Section 3.3  Conversion to Assumption Reinsurance.

(a)  If the Company’s RBC Ratio is less than 125% or the Company’s A.M. Best insurer financial strength rating is downgraded below A, the Company agrees that the Reinsurer shall have the right, at its option and expense, to assume on a novation basis the Reinsured Policies, subject to receipt by the Company and the Reinsurer of all required approvals of Governmental or Regulatory Authorities and any required policyholder approvals.

(b)  In the event that the Reinsurer elects to effect such an assumption, at the direction and expense of the Reinsurer, the Parties shall cooperate fully with each other (i) in complying with requirements of Governmental or Regulatory Authorities and responding to regulatory inquiries associated with assumption of the Reinsured Policies; (ii) in giving notice to policyholders of the assumed Reinsured Policies of the assumption as required by applicable Law; (iii) in obtaining, as required by applicable Law, the consent of policyholders of the assumed Reinsured Policies to the assumption; and (iv) in all other reasonable respects in order to accomplish the objectives of the assumption provided, however, that the Reinsurer shall indemnify and hold harmless the Company for Losses arising out of any action taken by the Company pursuant to this Section 3.3(b).

Section 3.4  RBC Reports.  Within five Business Days of the submission by the Company and the Reinsurer to the insurance department of its domiciliary state of a report of its risk-based capital levels as of the end of the previous calendar year, each of the Company and the Reinsurer shall provide to the other written certification of such Party’s RBC Ratio as of the end of such calendar year.  In the event that one Party has a good faith basis to believe that there has been a material deterioration in the other Party’s RBC Ratio as of the end of any calendar quarter, such Party may request, and the other Party shall deliver to the requesting Party as promptly as practicable, a report of such Party’s RBC Ratio as of the end of such calendar quarter, as estimated in good faith by such Party.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.1  Representations and Warranties of Reinsurer.  Reinsurer hereby represents and warrants to the Company as of the Effective Date:

(a)  Organization, Standing and Authority.  The Reinsurer is a corporation duly organized and validly existing under the laws of the State of Tennessee and has all requisite power and authority to own, lease and operate its assets, properties and business and to carry on the operations of its business as they are now being conducted, except where the failure to have such authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect.  The Reinsurer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Reinsurer’s ability to perform its obligations under this Agreement.

(b)  Authorization.  The Reinsurer has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly executed and delivered by the Reinsurer, and, subject to the due execution and delivery by the Company, this Agreement is valid and the binding obligations of the Reinsurer, enforceable against the Reinsurer in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting the rights of creditors of insurance companies or creditor’s rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

(c)  Actions and Proceedings.  There are no outstanding orders, decrees or judgments by or with any Governmental or Regulatory Authority applicable to the Reinsurer or its properties or assets that, individually or in the aggregate, have a material adverse effect on the Reinsurer’s ability to perform its obligations under this Agreement.  There are no actions, suits, arbitrations or legal, administrative or other proceedings pending or, to the knowledge of the Reinsurer, threatened against, at law or in equity, or before or by any Governmental or Regulatory Authority or before any arbitrator of any kind which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Reinsurer’s ability to perform its obligations under this Agreement.

(d)  No Conflict or Violation.  The execution, delivery and performance by the Reinsurer of this Agreement and the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof will not: (i) violate any provision of the charter, bylaws or other organizational document of Reinsurer, (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate or constitute (or with notice or lapse of time or both, constitute) a default under, any contract to which the Reinsurer is a party or by or to which its properties may be bound or subject, (iii) violate any order, judgment, injunction, award or decree of any arbitrator or Governmental or Regulatory Authority, or any agreement with, or condition imposed by, any arbitrator or Governmental or Regulatory Authority, binding upon, the Reinsurer, (iv) violate any applicable Law or (v) result in a breach or violation of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any license or authorization related to the Reinsurer’s business or necessary to enable the Reinsurer to perform its obligations under this Agreement, except for any such violations, conflicts or breaches which would not individually or in the aggregate reasonably be expected to have a material adverse effect on the Reinsurer’s ability to perform its obligations under this Agreement.

(e)  Brokers and Financial Advisers.  No broker, finder or financial adviser has acted directly or indirectly as such for, or is entitled to any compensation from, the Reinsurer in connection with this Agreement or the transactions contemplated hereby.

(f)  Independent Investigation.  The Reinsurer has (i) performed its own independent investigation of the Policies and the Other Reinsurance Agreements and (ii) had the opportunity to ask questions and receive information from Seller concerning the Policies and the Other Reinsurance Agreements and the Reinsurer has obtained sufficient information from Seller to evaluate the relative risks and benefits of, and made its own analysis as it deemed necessary in order for it to make a determination concerning, entering into the reinsurance transaction contemplated hereby.

Section 4.2  Representations and Warranties of the Company.  The Company hereby represents and warrants to Reinsurer as of the Effective Date:

(a)  Organization, Standing and Authority.  The Company is a corporation duly organized and validly existing under the laws of the State of South Carolina and has all requisite power and authority to own, lease and operate its assets, properties and business and to carry on the operations of its business as they are now being conducted, except where the failure to have such authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect.  The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company’s ability to perform its obligations under this Agreement.

(b)  Authorization.  The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly executed and delivered by the Company, and, subject to the due execution and delivery by Reinsurer, this Agreement is valid and the binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting the rights of creditors of insurance companies or creditor’s rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

(c)  Actions and Proceedings.  There are no outstanding orders, decrees or judgments by or with any Governmental or Regulatory Authority applicable to the Company or its properties or assets that, individually or in the aggregate, have a material adverse effect on the Company’s ability to perform its obligations under this Agreement.  There are no actions, suits, arbitrations or legal, administrative or other proceedings pending or, to the knowledge of the Company, threatened against, at law or in equity, or before or by any Governmental or Regulatory Authority or before any arbitrator of any kind which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company’s ability to perform its obligations under this Agreement.

(d)  No Conflict or Violation.  The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof will not: (i) violate any provision of the charter, bylaws or other organizational document of the Company, (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate or constitute (or with notice or lapse of time or both, constitute) a default under, any contract to which the Company is a party or by or to which its properties may be bound or subject, (iii) violate any order, judgment, injunction, award or decree of any arbitrator or Governmental or Regulatory Authority, or any agreement with, or condition imposed by, any arbitrator or Governmental or Regulatory Authority, binding upon, the Company, (iv) violate any applicable Law or (v) result in a breach or violation of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any license or authorization related to the Company’s business or necessary to enable the Company to perform its obligations under this Agreement, except for any such violations, conflicts or breaches which would not individually or in the aggregate reasonably be expected to have a material adverse effect on the Company’s ability to perform its obligations under this Agreement.

(e)  Brokers and Financial Advisers.  No broker, finder or financial adviser has acted directly or indirectly as such for, or is entitled to any compensation from, the Company in connection with this Agreement or the transactions contemplated hereby.

ARTICLE V
PLAN OF REINSURANCE

Section 5.1  Plan.  Reinsurance under this Agreement is on a 100% coinsurance basis and is subject to the terms and conditions of the original policy forms for the Reinsured Policies, and any amendments thereto in effect as of the Effective Date.

Section 5.2  Follow the Fortunes.  The Reinsurer’s liability under this Agreement shall commence on the Effective Date, and all reinsurance with respect to which the Reinsurer shall be liable by virtue of this Agreement shall be subject in all respects to the same risks, terms, rates, conditions, interpretations, assessments, waivers, proportion of premiums paid to, and reinsurance recoveries benefiting, the Company with respect to the Reinsured Liabilities and the Reinsured Policies, the true intent of this Agreement being that the Reinsurer shall follow the fortunes of the Company with respect to the Reinsured Liabilities and Reinsured Policies.

Section 5.3  Reductions and Terminations.  Reinsurance amounts are calculated in terms of coverages on a “per policy” basis.  If the coverage of any Reinsured Policy on an insured is reduced or terminated, reinsurance under this Agreement on such Reinsured Policy will be equally reduced or terminated.

Section 5.4  Reinstatements.  Reinsured Policies ceded under this Agreement shall include any Policy that is reduced, terminated, lapsed or surrendered, and later reinstated pursuant to its policy provisions and will be reinsured by the Reinsurer in accordance with the terms of this Agreement.  The Reinsurer will retain any Premiums and interest that the Company has received for reinstatement in respect of periods on or after the Effective Date.  A terminated Policy that would have been a Reinsured Policy had it been in force at the Effective Time, that later reinstates pursuant to its policy provisions, will be reinsured by the Reinsurer and become a Reinsured Policy.  The Reinsurer will be entitled to retain any Premiums and interest for coverage on or after the Effective Date that is received for such reinstatement, and the Company will transfer to the Reinsurer the amount of reserves for such reinstated Reinsured Policy calculated as of the Effective Date.  The date of reinsurance for such reinstated Reinsured Policies shall be the Effective Date.

Section 5.5  Contractual Conversions; Internal Replacement.

(a)  Any conversion, exchange or replacement policy or contract arising from the Reinsured Policies shall be deemed to constitute a Reinsured Policy for purposes of this Agreement and, in the event of a conversion, exchange or replacement of any Reinsured Policy, the Reinsurer shall reinsure the risk resulting from such conversion on the basis set forth hereby with respect to the Reinsured Policies; provided, however, that the Reinsurer shall not be required to pay any additional ceding commission with respect to any such converted, exchanged or replacement policy or contract.  The Reinsurer will reimburse the Company for any expenses incurred in issuing a converted, exchanged or replacement policy or contract.

(b)  Absent the Reinsurer’s prior written consent in its sole discretion, the Company will not solicit owners, beneficiaries or policyholders in connection with, or sponsor or assist, directly or indirectly, in the conduct of, (and will cause each of its Affiliates to refrain from soliciting in connection with, and sponsoring or assisting, directly or indirectly, in the conduct of) any program of internal replacement under which the owners, beneficiaries or policyholders of Reinsured Policies are or would be encouraged to exchange, or assisted in the exchange of, insurance or health policies or contracts for other insurance or heath policies or contracts that are not reinsured under this Agreement.  Should the Company or its Affiliates or any of their respective successors or assigns initiate such a program of internal replacement that would include any of the risks reinsured hereunder in violation of the preceding sentence, the Company will immediately notify the Reinsurer.  For each risk reinsured hereunder that has been replaced under a program of internal replacement, the Reinsurer shall have the option at its sole discretion of either treating the risks reinsured as recaptured on terms reasonably acceptable to the Reinsurer or continuing reinsurance on the new policy under the terms of this Agreement without any additional ceding commission therefor.

Section 5.6  New Policies.  From and after the Effective Date, the Company shall issue in its name (a) new Policies issued or reinstated pursuant to Section 5.4 or 5.5(a), (b) new Policies for which applications were received by the Company on or before the Effective Date utilizing the same policy forms and underwriting standards in use for the Policies prior to the Effective Date and (c) new Policies for which applications were received by the Company through a Producer party to a Producer Agreement, including the Producer Agreements listed on Schedule 5.6, after the Effective Date but on or before the effective date of termination of new production by such Producer utilizing the same policy forms and underwriting standard in use for the Policies  prior to the Effective Date.  In connection with the issuance of new Policies described in this Section 5.6, the Reinsurer shall maintain the Company’s current rate and form filings with Governmental or Regulatory Authorities, make any required rate and form filings with Governmental or Regulatory Authorities in connection with any changes in Company’s rates and forms for the Policies and use best efforts to obtain all regulatory approvals required by applicable Law and the Reinsurer shall reimburse the Company for expenses incurred by the Company in connection with such issuance of new Policies (including any costs related to the actions described in this sentence).

ARTICLE VI
ADMINISTRATION

Section 6.1  Administrative Services.  The Parties hereby agree that the Policies and Other Reinsurance Agreements shall be administered by the Reinsurer in accordance with or as otherwise provided in the Administrative Services Agreement.

Section 6.2  Regulatory Matters.  If the Company or the Reinsurer receive notice of, or otherwise become aware of any inquiry, investigation, examination, audit or proceeding by Governmental or Regulatory Authorities relating to the Policies, the Company or the Reinsurer, as applicable, shall promptly notify the other Party thereof, whereupon the Parties shall cooperate in good faith to resolve such matter in a mutually satisfactory manner and shall act reasonably in light of the Parties’ respective interests in the matter at issue.

Section 6.3  Bank Accounts.  During the term of this Agreement, the Reinsurer may establish and maintain accounts with banking institutions with respect to the Reinsured Policies provided hereby (the “Bank Accounts”). To the extent such Bank Accounts are established, the Reinsurer shall have the exclusive authority over the Bank Accounts including, without limitation, the exclusive authority to (a) open the Bank

Accounts in the name of the Company, (b) designate the authorized signatories on the Bank Accounts, (c) issue drafts on and make deposits in the Bank Accounts in the name of the Company, (d) make withdrawals from the Bank Accounts and (e) enter into agreements with respect to the Bank Accounts on behalf of the Company; provided, that in no event shall the Company be responsible for any fees, overdraft charges or other payments, liabilities or obligations with respect to any such Bank Accounts. The Company shall do all things necessary to (x) enable and authorize the Reinsurer to use the Company’s existing lockboxes with respect to the Reinsured Policies and (y) to enable the Reinsurer to open and maintain the Bank Accounts including, without limitation, executing and delivering such depository resolutions and other documents as may be requested from time to time by the banking institutions. The Company agrees that without the Reinsurer’s prior written consent it shall not make any changes to the authorized signatories on the Bank Accounts nor attempt to withdraw any funds therefrom.

Section 6.4  Net Settlements.  For each Monthly Accounting Period the Parties will effect a settlements on a net basis (the “Net Settlement”) as contemplated in Annex B hereto.  The Reinsurer shall provide the Company with reports reflecting in detail the Net Settlement determinations contemplated in Annex B (a) in the case of the first three Monthly Accounting Periods ending after the Effective Date, not later than twenty Business Days after the end of such Monthly Accounting Period and (b) in the case of all other Monthly Accounting Periods, not later than ten Business Days after the end of each Monthly Accounting Period.  If a Net Settlement report reflects a balance due the Company, the amount(s) shown as due shall be paid within ten Business Days of the delivery of the report.  If (x) a Net Settlement report reflects a balance due the Reinsurer and (y) the Company does not object to the report within ten Business Days of its delivery, the amount(s) shown as due shall be paid within ten Business Days after the date on which the report was delivered.  If there is a delayed settlement of any payment due hereunder, interest will accrue on such payment at the Applicable Rate.  For purposes of this section, a payment will be considered overdue on the date which is ten Business Days after the date such payment is due hereunder provided that such interest will begin to accrue from the original due date with respect to such payment.  All settlements of account between the Company and the Reinsurer shall be made in cash or its equivalent.

Section 6.5  Actuarial Reports.  Each year in connection with the preparation of the Company’s annual financial statements, the Reinsurer’s appointed actuary shall provide to the Company’s appointed actuary a certificate of reliance stating that in his opinion, the reserves and related actuarial values concerning the Reinsured Policies:

(a)  are computed in accordance with presently accepted actuarial standards consistently applied and are fairly stated, in accordance with sound actuarial principles;

(b)   are based on actuarial assumptions which produce reserves at least as great as those called for in any contract provision as to reserve basis and method, and are in accordance with all other policy or contract provisions;

(c)  meet the requirements of the insurance laws and regulations of the Reinsurer’s state of domicile and, to the extent applicable regulations of the Reinsurer’s state of domicile vary materially from the parallel requirements of the Company’s state of domicile, a good faith estimate of the effects of any such differences and a summary description of the Reinsurer’s methodologies used in developing such estimations; and

(d)  have been subjected to satisfactory asset adequacy testing in accordance with applicable regulations.

Any certification provided pursuant to this Section 6.5 is not, and shall not be deemed to constitute, any representation as to the ultimate adequacy or sufficiency of the reserves held by the Company in respect of the Reinsured Policies.

ARTICLE VII
DAC TAX

Section 7.1  DAC Tax Election.  The Company and the Reinsurer hereby elect and agree under Treasury Regulations Section 1.848-2(g)(8) as follows:

(a)  The Company and the Reinsurer will each attach a schedule to its federal income tax return for the first taxable year ending after the Effective Date that identifies this Agreement as a reinsurance agreement for which a joint election under Treasury Regulation Section 1.848-2(g)(8) has been made, and will otherwise file its respective federal income tax returns in a manner consistent with the provisions of Treasury Regulation Section 1.848-2 as in effect on the date this Agreement is executed;

(b)  For each taxable year under this Agreement, the Party with the net positive consideration, as defined in the regulations promulgated under Section 848 of the Code, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Code;

(c)  The Company and the Reinsurer agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Code and applicable Treasury Regulations;

(d)  The first tax year for which this election is effective is 2011;

(e)  The Reinsurer will submit to the Company by May 15 each year its calculation of the amount of the net consideration for the preceding calendar year.  This schedule of calculations will be accompanied by a statement that the Reinsurer will report such amount of net consideration in its tax return for the preceding calendar year;

(f)  The Company may contest such calculation by providing an alternative calculation to the Reinsurer in writing within thirty days of the Company’s receipt of the Reinsurer’s calculation.  If the Company does not so notify the Reinsurer, the Company will report the amount of net consideration as determined by the Reinsurer in the Company’s tax return for the previous calendar year;

(g)  If the Company contests the Reinsurer’s calculation of the amount of net consideration, the Parties will act in good faith to reach an agreement as to the correct amount within thirty days of the date the Company submits its alternative calculation.

Both the Company and the Reinsurer are subject to U.S. taxation under Subchapter L of Chapter 1 of the Code.

ARTICLE VIII
INSOLVENCY

Section 8.1  Insolvency.  The amount recoverable by a liquidator of the Company from the Reinsurer may not be reduced as a result of delinquency proceedings with respect to the Company.  Payment made directly to an insured or other creditor does not diminish the Reinsurer’s obligation hereunder except: (1) where this Agreement specifically provides for another payee of the reinsurance in the event of the insolvency of the ceding insurer; or (2) where the Reinsurer, with the consent of the direct insured, has assumed the policy obligations of the Company as direct obligations of the Reinsurer to the payees under a Reinsured Policy and in substitution for the obligations of the Company to the payees.  The reinsurance hereunder is payable under the Reinsured Policies reinsured by the Reinsurer on the basis of reported claims allowed in the liquidation proceedings, subject to court approval, without diminution because of the insolvency of the Company.  In the event of an insolvency of the Company, the domiciliary liquidator of the Company will give written notice to the Reinsurer of the pendency of a claim against the Company on a Reinsured Policy reinsured hereunder within a reasonable time after the claim is filed in the liquidation proceeding.  During the pendency of the claim, the Reinsurer may investigate the claim and interpose, at its own expense in the proceeding where the claim is to be adjudicated, any defenses which it considers available to the Company or its liquidator.  This expense is chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.  Where two or more assuming insurers are involved in the same claim and a majority in interest elect to interpose a defense to the claim, the expense must be apportioned in accordance with the terms of this Agreement as though the expense had been incurred by the Company.

ARTICLE IX
TERMINATION

Section 9.1  Duration of Coinsurance; No Recapture.  This Agreement will be effective as of the Effective Time.  Subject to the provisions of this Article IX, this Agreement will remain in effect, and the reinsurance provided hereunder will remain in force, until termination of the policy or policies on which the reinsurance is based in accordance with the terms of this Agreement.  Except as provided in Section 9.3, the Reinsured Policies are not eligible for recapture by the Company.

Section 9.2  Termination.  This Agreement shall terminate:

(a)  at any time upon the mutual written consent of the Parties hereto, which writing shall state the effective date of termination; or

(b)  automatically at such time as no liability remains under this Agreement.

Section 9.3  Termination by the Company.  The Company, in its sole discretion, shall have the option to terminate this Agreement upon the occurrence of any one of the following events:

(a)  The Reinsurer is placed in receivership, conservatorship, rehabilitation or liquidation by any insurance regulatory authority;

(b)    The Reinsurer breaches Section 3.1 or 3.2 and fails to cure such breach by the earlier of (i) thirty days following receipt of written notice of such breach from the Company, or (ii) the last day of the calendar quarter in which such breach occurs; or

(c)  In the event that the Reinsurer fails to pay any material amount due to the Company under this Agreement and (i) such amount is not subject to a good faith dispute, (ii) the Company has exhausted all other remedies available to it under the terms of this Agreement and (iii) such failure is not cured within five Business Days following the Reinsurer’s receipt of written notice of such failure from the Company.

Section 9.4  Settlement Upon Termination by the Company.  Upon the termination of this Agreement by the Company pursuant to Section 9.3, subject to payment by the Reinsurer of any amounts due to the Company pursuant to this Section 9.4 and the payment by the Company of any amounts due to the Reinsurer pursuant to this Section 9.4, the Company shall recapture all liabilities previously ceded to the Reinsurer, the Reinsurer’s liability under this Agreement will terminate (provided, that such termination shall not relieve any Party of any pre-termination breach of this Agreement) and, subject to compliance by the Reinsurer with Section 7.3(b) of the Administrative Services Agreement, the Reinsurer shall be relieved of on-going responsibilities for servicing the Policies.  The Company shall prepare a Net Settlement report for the period commencing on the first day of the then-current calendar month and ending on the date this Agreement is terminated pursuant to Section 9.3.  On the tenth Business Day following the delivery of such Net Settlement report (a) the applicable Party shall pay any amounts due and owing by such Party on such Net Settlement report; (b) the Reinsurer shall transfer to the Company cash and assets with an aggregate Fair Market Value equal to 100% of the amount equal to the sum of: (i) Reinsurer’s Share of the Statutory Reserves held by the Company with respect to the Reinsured Policies as of the date of termination, plus (ii) the Reinsurer’s Share of the Interest Maintenance Reserve attributable to the transferred assets, minus (iii) the Reinsurer’s Share of the amount of outstanding policy loans on the Reinsured Policies (to the extent such policy loans constitute admitted assets under SAP, net of any unearned policy loan interest on such loans but including amounts of interest due and accrued with respect thereto), minus (iv) the Reinsurer’s Share of net due and deferred Premiums on the Reinsured Policies reduced by advances thereon, in each case determined by the Company in accordance with SAP, consistently applied as of the date of termination (the sum of (i) through (iv), the “Reinsurer Termination Payment”); and (c) the Company shall pay to the Reinsurer cash equal to the sum of (i) 100% of the unamortized portion of the Ceding Commission, plus (ii) an amount equal to the amount of any cash and assets withdrawn by the Company or any successor by operation of law, including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company from the Trust Account prior to the date of termination, and not used to satisfy claims of policyholders under the Reinsured Policies prior to the date of termination, or otherwise pay amounts due to the Company pursuant to this Agreement, in each case determined by the Reinsurer as of the date of termination (the sum of (i) and (ii), the “Company Termination Payment”).  Any dispute by either Party of the Company Termination Payment or the Reinsurer Termination Payment shall be resolved in accordance with Section 10.3.

ARTICLE X
DISPUTE RESOLUTION

Section 10.1  Arbitration.

(a)  Arbitration.  Any dispute or other matter in question between the Reinsurer and the Company arising out of, or relating to, the formation, interpretation, performance, or breach of this Agreement (other than disputes with respect to (i) calculations relating to DAC tax, which shall be resolved in accordance with Article VII hereof, (ii) calculations of the Initial Coinsurance Premium, the Ceding Commission and the Net Retained Liabilities Cash Adjustment pursuant to Sections 1.3(a), 1.3(b) and 1.3(c), which shall be resolved in accordance with Section 10.2 hereof and (iii) calculations of other amounts that are to be calculated or reported pursuant to this Agreement, which shall be resolved in accordance with Section 10.3 hereof), whether such dispute arises before or after termination of this Agreement, and whether in contract or in tort, shall be settled by arbitration.

(b)  Good Faith Negotiation.  The Reinsurer and the Company agree that, prior to resorting to arbitration, they will negotiate diligently and in good faith, in an effort to resolve any dispute.  Once a Party notifies the other of a dispute and invokes this paragraph, the Parties shall have sixty days (or such longer period as they may agree) within which to negotiate a resolution.  At the end of sixty days, either Party may initiate arbitration.

(c)  Initiation of Arbitration.  To initiate arbitration, either the Reinsurer or the Company (the “Claimant”) shall notify the other Party (the “Respondent”) in writing of its desire to arbitrate (the “Demand”).  The Demand shall identify the nature of the dispute, the claims asserted and the relief sought.  The Demand shall be sent certified mail, with return receipt, or another service which produces a receipt.  The arbitration will be deemed to have been commenced on the date the Demand is received by the Respondent.

(d)  Arbitration Panel.

(i)  Number and Qualification of Arbitrators.  The arbitration will be conducted by a panel (the “Panel”) consisting of three arbitrators who will each have no less than ten years of industry experience and who are (1) current or former officers of life insurance or life reinsurance companies other than the Parties to this Agreement or their respective Affiliates or subsidiaries or (2) professionals with no less than twenty years of experience in or serving the life insurance or reinsurance industries.  The arbitrators serving on the Panel shall not be under the control of any Party, nor shall any member of the Panel have a financial interest in the outcome of the dispute.

(ii)  Selection of Arbitrators.  Within thirty days following the commencement of the arbitration proceedings, each Party will provide the other with the identification of their appointed arbitrator, and provide a copy of the arbitrator’s curriculum vitae.  If either Party refuses or neglects to appoint an arbitrator within thirty days, the other Party may appoint the second arbitrator to act as the appointed arbitrator for the defaulting Party.  The Parties’ appointed arbitrators shall jointly appoint a third arbitrator (the “Umpire”).  Each Party may consult, in confidence, with the arbitrator they appointed concerning the appointment of an Umpire.  If the two Party-appointed arbitrators fail to reach agreement on an Umpire within sixty days of their appointment, each Party shall exchange, within seven days thereafter, six names of qualified individuals.  Each Party will select three names from the list and notify the other Party as to its selection.  Each Party will rank the six candidates in order of preference, and the individual with the lowest total numerical ranking will act as Umpire.  If the ranking results in a tie, the Parties will draw lots from the tied individuals, and the individual chosen by lot will act as Umpire.  If either Party fails to act in good faith within a reasonable period of time to complete these procedures, the non-defaulting Party will appoint the Umpire from its original candidate pool.  The Umpire selected under this paragraph will not be advised as to which Party initiated his or her selection.

(iii)  Replacement.  In the event any arbitrator fails, refuses, or becomes unable to act as such before an award has been rendered, a successor shall be selected in the same manner as the original arbitrator.

(e)  Procedural Requirements.

(i)  Submission of Briefs.  The Claimant and Respondent shall each submit initial briefs to the Panel outlining the issues in dispute and the reasons for their respective positions within thirty days of the notice of the appointment of the Umpire.

(ii)  Standard of Review.  Insofar as not in conflict with the express terms of this Agreement, it is the intention of the parties that customs and practices of the life and reinsurance industries may be considered by the arbitrators in resolving any ambiguities inherent in this Agreement or its operation.  In the absence of any such ambiguity, the express terms of this Agreement will control.

(iii)  Hearing Procedures.  The arbitrators shall decide all substantive and procedural issues by a majority of votes.  As soon as possible following appointment, the arbitrators will meet and establish arbitration procedures as warranted by the facts and issues of the particular case.  Except as provided specifically in this Article X, the arbitrators shall have the power to determine all procedural rules of the arbitration, including, but not limited to inspection of documents, examination of witnesses, and any other matter related to the conduct of the arbitration.  Each Party may examine the witnesses who testify at the arbitration hearing.  Each Party shall have the right to be represented by legal counsel.  The arbitrator shall not be obligated to follow judicial formalities or the rules of evidence.  To the extent permitted by law, the Panel and the Umpire shall have the authority to issue subpoenas (including subpoenas to third party witnesses) and other orders to enforce their decisions.  Ex parte communications with Party-appointed arbitrators shall be permitted until the arbitration hearing commences.

(iv)  Confidentiality.  The arbitrators shall recognize the attorney/client privilege and neither a Party nor an arbitrator may disclose the existence, content, or result of any arbitration hereunder, except to the extent such disclosure may be required for review and enforcement by a court of competent jurisdiction, independent accounting audit, to support reinsurance or retrocessional recoveries, or is otherwise agreed to by the Parties.  Any third party receiving confidential information must agree to maintain confidentiality before disclosure will be permitted.

(v)  Location of Hearing.  The location of all proceedings shall be determined by the arbitrators.

(f)  Arbitration Award.

(i)  Interim Relief.  The Panel may issue orders for interim relief upon showing of good cause, including pre-award security.

(ii)  Time of Decision.  Absent good cause for an extension as determined by the Panel, the Panel shall render the award within thirty days after the date of the closing of the hearing, or if an arbitration hearing has been waived or otherwise dispensed with, within thirty days after the date that the Panel received all materials submitted by the Parties for disposition.

(iii)  Remedies.  The Panel is authorized to award any remedy or sanctions allowed by applicable law, including, but not limited to monetary damages, equitable relief, pre- or post-award interest, costs of arbitration, attorneys fees, and other final or interim relief.  Arbitrators shall not be empowered to award damages in excess of compensatory damages, and each Party irrevocably waives any damages in excess of compensatory damages.

(iv)  Decisions.  The decision of the arbitrators will be made by majority rule, and shall be final and binding on both Parties.  There shall be no appeal from the decision, except that the Parties retain all rights to challenge under the Federal Arbitration Act (9 U.S.C. §1, et seq.).  Either Party to the arbitration may petition any court having jurisdiction over the Parties to reduce the decision to judgment.

(v)  Expenses.  Unless the arbitrators decide otherwise, each Party will bear the expense of its own arbitration activities, including its appointed arbitrator and any outside attorney and witness fees.  The parties will jointly and equally bear the expense of the Umpire and other costs of the arbitration.

Section 10.2  Disputes over Initial Coinsurance Premiums and Ceding Commission Calculations.

(a)  Within thirty days following its receipt from the Reinsurer of the Initial Coinsurance Premium Reconciliation Statement or the Ceding Commission Reconciliation Statement, as applicable, or within five Business Days following its receipt from the Reinsurer of the Net Retained Liabilities Cash Reconciliation Statement (the “Review Period”), the Company shall either (i) notify the Reinsurer in writing of its agreement with the calculation of the Actual Initial Coinsurance Premium, the Actual Ceding Commission or the Net Retained Liabilities Cash Adjustment, as applicable, set forth therein (“Notice of Agreement”); or (ii) if the Company determines that the Initial Coinsurance Premium Reconciliation Statement, the Ceding Commission Reconciliation Statement or the Net Retained Liabilities Cash Reconciliation Statement, as applicable, or the calculations reflected therein either (x) have not been prepared on the basis set forth in Section 1.3 or (y) contain or reflect mathematical errors, inform the Reinsurer in writing of its objection (the “Company’s Objection”), which notice shall set forth in reasonable detail a description of the basis of the Company’s Objection and the adjustments to such Initial Coinsurance Premium Reconciliation Statement, Ceding Commission Reconciliation Statement or Net Retained Liabilities Cash Reconciliation Statement, as applicable, or the calculations reflected therein that the Company requests be made.  The Reinsurer shall, following the Effective Date through the date that the Initial Coinsurance Premium Reconciliation Statement, the Ceding Commission Reconciliation Statement or the Net Retained Liabilities Cash Reconciliation Statement, as applicable, becomes final in accordance with the last sentence of Section 10.2(c), take all actions necessary or desirable to maintain and preserve all accounting books, records, policies and procedures on which such Initial Coinsurance Premium Reconciliation Statement, Ceding Commission Reconciliation Statement or Net Retained Liabilities Cash Reconciliation Statement, as applicable, are based or on which the finalized Initial Coinsurance Premium Adjustment, the finalized Ceding Commission Adjustment or the finalized Net Retained Liabilities Cash Adjustment, as applicable, are to be based so as not to impede or delay the determination of the finalized Actual Initial Coinsurance Premium, the finalized Value of the Transferred Assets on the Effective Date, the finalized Actual Ceding Commission or the finalized the Net Retained Liabilities Cash Adjustment, as applicable, or the preparation of the Company’s Objection in the manner and utilizing the methods permitted by this Agreement.  Upon receipt by the Reinsurer of a Notice of Agreement from the Company or if no Company’s Objection is received by the Reinsurer prior to the expiration of the Review Period, the Actual Initial Coinsurance Premium or the Actual Ceding Commission, as applicable, and the Reinsurer’s calculation of the Initial Coinsurance Premium Adjustment, the Ceding Commission Adjustment or the Net Retained Liabilities Cash Adjustment (as set forth in the Net

Retained Liabilities Cash Reconciliation Statement), as applicable, shall be deemed to have been accepted by the Company and will become final and binding upon the Parties in accordance with the last sentence of Section 10.2(c).

(b)  If the Company timely delivers a Company’s Objection to the Reinsurer, the Reinsurer shall have thirty days in the case of a Company’s Objection with respect to the Initial Coinsurance Premium or the Ceding Commission or five Business Days in the case of a Company’s Objection with respect to the Net Retained Liabilities Cash Adjustment, as applicable, in each case from the date of such delivery to review and respond to such Company’s Objection (the “Consultation Period”).  The Parties shall use reasonable, good faith efforts to resolve any disagreements that they may have with respect to the matters set forth in the Company’s Objection.  If the Parties are unable to resolve all of their disagreements with respect to the matters set forth in the Company’s Objection within ten Business Days following the expiration of the Consultation Period, then the Parties shall submit all matters that remain in dispute with respect to the Company’s Objection (along with a copy of the Initial Coinsurance Premium Reconciliation Statement, the Ceding Commission Reconciliation Statement or the Net Retained Liabilities Cash Reconciliation Statement, as applicable, and the Reinsurer’s calculation of the amounts set forth therein, marked to indicate those line items that are still in dispute) to Ernst & Young, LLP, or another internationally recognized firm of independent certified public accountants with appropriate actuarial expertise as to which the Parties mutually agree (the “CPA Firm”), which shall, acting as an expert and not as an arbitrator, make a final determination, on the basis of the standards set forth in Section 1.3 hereof, and only with respect to any remaining differences submitted to the CPA Firm, in accordance with this Section 10.2(b), of the appropriate amount of each line item in the Initial Coinsurance Premium Reconciliation Statement, the Ceding Commission Reconciliation Statement or the Net Retained Liabilities Cash Reconciliation Statement, as applicable, and the Reinsurer’s calculation of the amounts set forth therein as to which the Parties disagree (such items that remain in dispute, the “Unresolved Items”).

(c)  The Parties shall instruct the CPA Firm to deliver its written determination to the Reinsurer and the Company no later than fifteen Business Days after the Unresolved Items are referred to the CPA Firm.  The CPA Firm’s determination shall include a certification that it reached such determination in accordance with this Section 10.2(c) and shall be conclusive and binding upon the Parties, absent clear and manifest error.  With respect to each Unresolved Item, the CPA Firm’s determination, if not in accordance with the position of either the Company or the Reinsurer, shall not be more favorable to the Company than the amounts advocated by the Company in the Company’s Objection or more favorable to the Reinsurer than the amounts advocated by the Reinsurer in the Initial Coinsurance Premium Reconciliation Statement, the Ceding Commission Reconciliation Statement or the Net Retained Liabilities Cash Reconciliation Statement, as applicable, or the Reinsurer’s calculations of the amounts set forth therein with respect to such disputed line item and/or calculation.  For the avoidance of doubt, (i) the CPA Firm’s review of the Initial Coinsurance Premium Reconciliation Statement, the Ceding Commission Reconciliation Statement or the Net Retained Liabilities Cash Reconciliation Statement, as applicable, and the Reinsurer’s calculation of the amounts set forth therein shall be limited to a determination of whether such documents and calculations were prepared in accordance with Section 1.3, and (ii) the CPA Firm shall not review any line items or make any determination with respect to any matters other than the Unresolved Items that were referred to the CPA Firm for resolution pursuant to this Section 10.2(c).  The Initial Coinsurance Premium Reconciliation Statement, the Ceding Commission Reconciliation Statement or the Net Retained Liabilities Cash Reconciliation Statement, as applicable, and the determination of the amounts set forth therein that are final and binding on the Parties, as determined either through (1) the Company’s delivery of a Notice of Agreement pursuant to Section 10.2 (a), (2) the Company’s failure to deliver Company’s Objection prior to expiration of the Review Period pursuant to Section 10.2(a), (3) agreement by the Parties during the Consultation Period or (4) the determination of the CPA Firm pursuant to this Section 10.2(c) are referred to herein as the “finalized Initial Coinsurance Premium Reconciliation Statement”, the “finalized Ceding Commission Reconciliation Statement”, the “finalized Net Retained Liabilities Cash Reconciliation Statement”, the  “finalized Actual Initial Coinsurance Premium”, the “finalized Value of the Transferred Assets as of the Effective Date”, the “finalized Actual Ceding Commission”, the “finalized Initial Coinsurance Premium Adjustment”, the “finalized Ceding Commission Adjustment” and the “finalized Net Retained Liabilities Cash Adjustment” , as the case may be.

(d)  The Parties agree that judgment may be entered upon the CPA Firm’s determination in any court having jurisdiction over the Reinsurer or the Company, as the case may be.  The fees and disbursements of the CPA Firm shall be paid by the Parties in proportion to those matters submitted to the CPA Firm that are resolved against that Party, as such fees and disbursements are allocated by the CPA Firm in accordance with this Section 10.2 at the time of the CPA Firm’s determination.  At any time following delivery of the Initial Coinsurance Premium Reconciliation Statement, the Ceding Commission Reconciliation Statement or the Net Retained Liabilities Cash Reconciliation Statement, as applicable, the Reinsurer shall provide to the Company and its Representatives full access to books and records and other information with respect to the Reinsured Policies, including work papers of its accountants (subject to execution by the Company and/or its Representatives, as applicable, of a customary hold-harmless agreement in form and substance reasonably acceptable to such accountants), and to any employees during regular business hours and on reasonable advance notice, to the extent necessary for the Company to review the Initial Coinsurance Premium Reconciliation Statement, the Ceding Commission Reconciliation Statement or the Net Retained Liabilities Cash Reconciliation Statement, as applicable, or the Reinsurer’s calculation of the amounts set forth therein, to prepare Company’s Objection or to prepare materials for presentation to the CPA Firm.  The Parties shall make readily available to the CPA Firm, during regular business hours and on reasonable advance notice, interviews with such employees, and all relevant information, books and records and any work papers of their respective accountants (in each case, subject to execution by the CPA Firm of a customary hold-harmless agreement in form and substance reasonably acceptable to such accountants) relating to the Initial Coinsurance Premium Reconciliation Statement, the Ceding Commission Reconciliation Statement or the Net Retained Liabilities Cash Reconciliation Statement, as applicable, and any Unresolved Items and all other items reasonably required by the CPA Firm to fulfill its obligations under Section 10.2(c).  In acting under this Section 10.2, the CPA Firm will be entitled to the privileges and immunities of an arbitrator.

Section 10.3  Other Disputes over Calculations.  After the Effective Date, any dispute between the Parties with respect to the calculation of amounts that are to be calculated or reported pursuant to this Agreement (other than disputes with respect to calculations relating to DAC tax, which shall be resolved in accordance with Article VII hereof, and dispute with respect to the Initial Coinsurance Premium, the Ceding Commission and the Net Retained Liabilities Cash Adjustment pursuant to Sections 1.3(a), 1.3(b) and 1.3(c), which shall be resolved in accordance with Section 10.2 hereof), including disputes with respect to any Net Settlement, valuation of the assets held in the Trust Account or the amount of the Reinsurer Termination Payment or the Company Termination Payment, that cannot be resolved by the Parties within sixty calendar days, shall be referred to an independent accounting firm of national recognized standing (which shall not have any material relationship with the Reinsurer or the Company) mutually agreed to by the Parties; provided, however, that where the dispute involves an actuarial issue, the dispute shall instead be referred to an independent actuarial firm of national recognized standing (which shall not have any material relationship with the Reinsurer or the Company) mutually agreed to by the Parties.  There shall be no appeal from the decision made by such firm, which shall be final and binding, except that, either Party may petition a court having jurisdiction over the Parties and subject matter to reduce the arbitrator’s decision to judgment.  The fees charged by the accounting firm or actuarial firm, as applicable, to resolve the dispute shall be allocated between the Company and the Reinsurer by such firm in accordance with its judgment as to the relative merits of the Parties’ positions in respect of the dispute.

ARTICLE XI
INDEMNIFICATION

Section 11.1  Indemnification of the Reinsurer by the Company.  From and after the Effective Date, the Company shall indemnify, defend and hold harmless the Reinsurer and its officers, directors and Representatives (the “Reinsurer Indemnified Parties”) against, and hold each of them harmless from all Losses imposed on, sustained or incurred or suffered by, or asserted against, the Reinsurer Indemnified Parties (a) with respect to the Excluded Liabilities, or (b) which arise out of (i) any inaccuracy or breach of any representation or warranty of the Company set forth in Section 4.2 hereof or (ii)

any breach or nonfulfillment by the Company of, or any failure by the Company to perform, any of the covenants, terms or conditions of or any of its duties or obligations under this Agreement unless such breach, nonfulfillment or failure arises out of or results from the action or omission of the Reinsurer pursuant to the Administrative Services Agreement, or (c) which arise out of any enforcement of this indemnity.

Section 11.2  Indemnification of the Company by the Reinsurer.  From and after the Effective Date, the Reinsurer shall indemnify, defend and hold harmless the Company, and its officers, directors and Representatives (the “Company Indemnified Parties”) against, and hold each of them harmless from all Losses imposed on, sustained or incurred or suffered by, or asserted against, the Company Indemnified Parties (a) with respect to the Reinsured Liabilities, or (b) arising from Extra Contractual Obligations other than the Excluded Liabilities, or (c) arising out of (i) any inaccuracy or breach of any representation or warranty of the Reinsurer set forth in Section 4.1 hereof or (ii) any breach or nonfulfillment by the Reinsurer of, or any failure by the Reinsurer to perform, any of the covenants, terms or conditions of or any of its duties or obligations under this Agreement, or (iii) written instructions of the Reinsurer given pursuant to Section 1.4, Section 1.5, Section 1.8(b), Section 2.2 or Section 3.3(b) hereof, or (c) arising out of any enforcement of this indemnity.

Section 11.3  Claims Notice.  In the event that either the Company or Reinsurer wishes to assert a claim for indemnification hereunder, the Party seeking indemnification (the “Indemnified Party”) shall deliver written notice (a “Claims Notice”) to the other Party (the “Indemnifying Party”) no later than ten Business Days after such claim becomes known to the Indemnified Party, specifying the facts constituting the basis for, and the amount (if known) of the claim asserted.  Failure to deliver a Claims Notice with respect to a claim (other than a claim based on an Asserted Liability, as defined below) in a timely manner as specified in the preceding sentence shall not be deemed a waiver of the Indemnified Party’s right to indemnification hereunder for Losses in connection with such claim, but the amount of reimbursement to which the Indemnified Party is entitled shall be reduced to the extent the Indemnifying Party is materially prejudiced by such failure to timely deliver such Claims Notice.

Section 11.4  Right to Contest Claims of Third Parties.

(a)  If an Indemnified Party asserts, or may in the future seek to assert, a claim for indemnification hereunder because (i) of a claim or demand made, or an action, proceeding or investigation instituted, by any Person not a party to this Agreement (a “Third Party Claimant”) that may result in a liability with respect to which the Indemnified Party would be entitled to indemnification pursuant to this Article XI or (ii) the Company has become aware of any circumstance that could result in a claim for indemnification by the Reinsurer hereunder with respect to any Extra Contractual Obligation described in clauses (v) through (viii) of the definition of “Extra Contractual

Obligation” (regardless of whether any claim or demand has been made, or any action, proceeding or investigation has been instituted by a Third Party Claimant with respect to such Extra Contractual Obligation), (each, an “Asserted Liability”), the Indemnified Party, shall deliver to the Indemnifying Party a Claims Notice with respect thereto, which Claims Notice shall, in accordance with the provisions of Section 11.3 be delivered as promptly as practicable after such Asserted Liability is actually known to the Indemnified Party.  Failure to deliver a Claims Notice with respect to a claim in a timely manner as specified in the preceding sentence shall not be deemed a waiver of the Indemnified Party’s right to indemnification hereunder for a liability in connection with such claim, but the amount of reimbursement to which the Indemnified Party is entitled shall be reduced to the extent the Indemnifying Party is materially prejudiced by such failure to timely deliver such Claims Notice.

(b)  The Indemnifying Party shall have the right, upon written notice to the Indemnified Party, to investigate, contest, defend or settle any Asserted Liability that may result in a liability with respect to which the Indemnified Party is entitled to indemnification pursuant to this Article XI, provided that the Indemnified Party may, at its option and at its own expense, participate in the investigation, contesting, defense or settlement of any such Asserted Liability through Representatives and counsel of its own choosing; and, provided further, that the Indemnifying Party shall not settle any Asserted Liability unless (i)(A) such settlement is on exclusively monetary terms, (B) the Indemnifying Party obtains a complete release for the Indemnified Party with respect to such Asserted Liability, (C) such settlement does not involve a class action claim or a claim which alleges bad faith on the part of the Indemnified Party and (D) such settlement would not be reasonably expected to result in an adverse effect on the reputation, licenses or regulatory status of the Indemnified Party; or (ii) the Indemnified Party shall have consented to the terms of such settlement, which consent shall not unreasonably be withheld.   If requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, cooperate with the Indemnifying Party and its counsel in contesting any Asserted Liability or, if appropriate and related to the Asserted Liability in question, in making any counterclaim against the Third Party Claimant, or any cross-complaint against any Person (other than the Indemnified Party or its Affiliates).  Unless and until the Indemnifying Party elects to defend the Asserted Liability, the Indemnified Party shall have the right, at its option and at the Indemnifying Party’s expense to do so in such manner as it deems appropriate, provided, however, that the Indemnified Party shall not settle or compromise any Asserted Liability for which it seeks indemnification hereunder without the prior written consent of the Indemnifying Party (which shall not be unreasonably withheld).

(c)  The Indemnifying Party shall be entitled to participate in (but not to control) the defense of any Asserted Liability which it is not defending with its own counsel and at its own expense.

(d)  The Company and Reinsurer shall make mutually available to each other all relevant information in their possession relating to any Asserted Liability (except to the extent that such action would result in a loss of attorney-client privilege) and shall cooperate with each other in the defense thereof.

Section 11.5  Mitigation.  Each Party agrees to use its respective commercially reasonable efforts to mitigate Losses and not to cause or worsen any liability as would constitute a liability of the other Party pursuant to any claim of indemnification hereunder.

Section 11.6  Subrogation; Insurance.  Upon making any indemnification payment, the Indemnifying Party will, to the extent of such payment, be subrogated to all rights of the Indemnified Party against any third party in respect of the Loss to which the payment relates.  The amount of Losses sustained by an Indemnified Party and owed by an Indemnifying Party shall be reduced by any amount received by such Indemnified Party with respect thereto under any insurance or reinsurance coverage from any other party alleged to be responsible therefor.  The Indemnified Party shall use reasonable efforts at the Indemnifying Party’s expense to collect any amounts available under such insurance or reinsurance coverage and from such other party alleged to have responsibility.

ARTICLE XII
CONFIDENTIALITY

Section 12.1  Confidentiality.  Each of the Reinsurer and the Company agrees to hold any Confidential Information with respect to the other Party in strictest confidence and to take all reasonable steps to ensure that such Confidential Information is not disclosed in any form by any means by it or by its Affiliates, employees, advisors, agents or administrators (collectively, “Representatives”) to third parties of any kind; provided that the foregoing obligation shall not prohibit disclosure of any such information (a) if required by Law, stock exchange rules or a Governmental or Regulatory Authority (in which case the disclosing party shall allow (to the extent permitted by law and reasonably practicable) the other Party a reasonable opportunity to comment on such disclosure in advance of such disclosure); (b) to Representatives, auditors or ratings agencies, provided, that such Representatives, auditors or ratings agencies are made aware of the provisions of this Article XII; (c) to the extent that the information has been made public by or on behalf of, or with the prior consent of, the non-disclosing party; (d) if required in connection with any report required to be filed or submitted with any Governmental or Regulatory Authority; and (e) to the extent reasonably necessary in connection with any dispute with respect to this Agreement.  The Reinsurer agrees to hold medical, financial and other personal information about proposed, current, and former policyowners, insureds, applicants, and beneficiaries of Policies in confidence to the extent required to be held in confidence under applicable Law and the Reinsurer’s privacy policy or policies and shall establish and maintain safeguards against the unauthorized access, destruction, loss or alteration of such information which are no less rigorous than those maintained by Reinsurer for its own information of a similar nature. Notwithstanding anything to the contrary, for purposes of this Section 12.1, the Reinsurer in its capacity as Administrator on behalf of the Company shall not be considered an advisor, agent or administrator of the Company.

ARTICLE XIII
DEFINITIONS AND CONSTRUCTION

Section 13.1  Definitions.  Unless the context requires otherwise, for all purposes of this Agreement, the capitalized terms set forth below shall have the following meanings:

(a)  “Actual Ceding Commission” has the meaning ascribed thereto in Section 1.3(b)(iv).

(b)   “Actual Initial Coinsurance Premium” has the meaning ascribed thereto in Section 1.3(a)(iv).

(c)  “Adjusted Capital and Surplus” has the meaning ascribed thereto in the Stock Purchase Agreement.

(d)  “Administrative Services Agreement” has the meaning ascribed thereto in the Recitals.

(e)  “Administrator” means the Reinsurer in its capacity as administrator under the Administrative Services Agreement.

(f)  “Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such other Person at the time at which the determination of affiliation is made.  The term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or other ownership interests, by contract or otherwise.

(g)  “Agreement” has the meaning ascribed thereto in the Recitals.

(h)   “Applicable Rate” means, with respect to any payment date, an interest rate equal to one-month LIBOR for dollars that appears on page LIBOR 01 (or a successor page) of the Reuters Telerate Screen as of 11:00 a.m., London time, on the day that is two Business Days preceding such payment date.

(i)  “Asserted Liability” has the meaning ascribed thereto in Section 11.4(a).

(j)  “Assumed Reinsurance Agreement” means any reinsurance agreement in effect as of the Effective Time under which the Company assumes liabilities or obligations with respect to any Policy, including the assumed reinsurance agreements listed on Schedule 13.1(i) hereto.

(k)  “Bank Accounts” has the meaning ascribed thereto in Section 6.3.

(l)  “Books and Records” has the meaning ascribed thereto in the Stock Purchase Agreement, but shall not include Tax Returns or Tax Records (each as defined in the Stock Purchase Agreement).

(m)  “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in Birmingham, Alabama or Greenville, South Carolina are authorized or obligated by law or executive order to remain closed.

(n)  “Ceding Commission” has the meaning ascribed thereto in Section 1.3(b)(i).

(o)  “Ceding Commission Adjustment” has the meaning ascribed thereto in Section 1.3(b)(iv).

(p)  “Ceding Commission Reconciliation Statement” has the meaning ascribed thereto in Section 1.3(b)(iv).

(q)  “Claimant” has the meaning ascribed thereto in Section 10.1(c).

(r)  “Claims Notice” has the meaning ascribed thereto in Section 11.3.

(s)  “Closing Date” means the date on which the closing of the transactions contemplated by the Stock Purchase Agreement occurs.

(t)  “Code” means the Internal Revenue Code of 1986, as amended.

(u)  “Collateral” has the meaning ascribed thereto in Section 1.10(a).

(v)   “Company” has the meaning ascribed thereto in the Recitals.

(w)  “Company Indemnified Parties” has the meaning ascribed thereto in Section 11.2.

(x)  “Company’s Objection” has the meaning ascribed thereto in Section 10.2(a).

(y)  “Company Termination Payment” has the meaning ascribed thereto in Section 9.4.

(z)   “Confidential Information” means (i) with respect to the Company, any information with respect to the Company (other than information relating to the Policies) that is not generally available to the public, and includes, without limitation, policyholder lists, any medical, financial and other personal information about proposed, current, and former policyowners, insureds, applicants, and beneficiaries of the Company (other than proposed, current, and former policyowners, insureds, applicants and beneficiaries of the Policies) and information or knowledge about the Company’s processes, services, finances and reserving methodology and (ii) with respect to the Reinsurer, any information with respect to the Policies or the Reinsurer that is not generally available to the public, and includes, without limitation, policyholder lists, any medical, financial and other personal information about proposed, current, and former policyowners, insureds, applicants, and beneficiaries of Policies and information or knowledge about the Reinsurer’s processes, services, finances and reserving methodology.

(aa)  “Consultation Period” has the meaning ascribed thereto in Section 10.2(b).

(bb)  “CPA Firm” has the meaning ascribed thereto in Section 10.2(b).

(cc)  “Demand” has the meaning ascribed thereto in Section 10.1(c).

(dd)  “Direct Reinsured Policies” has the meaning ascribed thereto in Section 1.1.

(ee)   “Discounted Interest Maintenance Reserve Amortization” has the meaning ascribed thereto in (i) with respect to the calculation of the Estimated Ceding Commission, Annex C and (ii) with respect to the calculation of the Actual Ceding Commission, Annex D.

(ff)  “Effective Date” means April 29, 2011.

(gg)  “Effective Time” means 12:01 a.m. Eastern time on the Effective Date.

(hh)  “Encumbrance” has the meaning ascribed thereto in the Stock Purchase Agreement.

(ii)  “Estimated Balance Sheet” has the meaning ascribed thereto in the Stock Purchase Agreement.

(jj)  “Estimated Ceding Commission” has the meaning ascribed thereto in Section 1.3(b)(ii).

(kk)  “Estimated Initial Coinsurance Premium” has the meaning ascribed thereto in Section 1.3(a)(ii).

(ll)  “Estimated NB Volume Adjustment Schedule” has the meaning ascribed thereto in the Stock Purchase Agreement.

(mm)  “Excluded Liabilities” means any claim or liability under, in connection with, or with respect to the Policies, for Extra Contractual Obligations (i) that are based upon, relate to, or arise out of, any act, error or omission of the Company, its Affiliates or any of their respective officers, directors, employees or agents (excluding the Reinsurer and its Affiliates in their capacity as Administrator pursuant to the Administrative Services Agreement and any successor, assign, designee or subcontractor appointed by the Reinsurer as Administrator) occurring on or after the Effective Time, unless the Reinsurer directed or consented to the act or course of conduct that led directly to the imposition of the Extra Contractual Obligations; provided, however, that the term “Excluded Liabilities” shall not apply to Extra Contractual Obligations in Schedule 7.3(a)(1) to the Stock Purchase Agreement; or (ii) to the extent such Extra Contractual Obligations were included as liabilities on the Final Balance Sheet and were not included in Adjusted Capital and Surplus; provided, that an amount in excess of the amount reflected as a liability on the Final Balance Sheet shall not be an Excluded Liability.

(nn)  “Existing Direct Reinsured Policies” has the meaning ascribed thereto in Section 1.1.

(oo)  “Existing Indirect Reinsured Policies” has the meaning ascribed thereto in Section 1.1.

(pp)  “Extra Contractual Obligations” means all liabilities, obligations or losses (whether known or unknown, contingent or otherwise) incurred or arising at any time under or relating to any Policy that are not provided by the contractual benefits arising under the express terms and conditions of such Policy or are in excess of the applicable Policy benefits, including, without limitation, any liability for taxes, toll charges, fines, penalties, forfeitures, excess or penalty interest, punitive, special, exemplary or other form of extra-contractual damages or attorneys’ fees and costs awarded, which liabilities, obligations or losses arise from any act, error or omission, whether or not intentional, negligent, in bad faith or otherwise relating to: (i) the marketing, sale, underwriting, issuance or administration of the Policies; (ii) the investigation, defense, trial, settlement or handling of claims, benefits or payments under the Policies; (iii) the failure to pay, the delay in payment of, or errors in calculating or administering the payment of, benefits, claims or any other amounts due or alleged to be due under or in connection with the Policies; (iv) Premium Taxes other than those settled under Section 1.6 in connection with premiums received under the Policies; (v) the failure of any Policy to provide the purchaser, policyholder, account holder or other holder or intended beneficiaries thereof with tax treatment under the Code that is the same as or more favorable than the tax treatment under the Code (1) that was purported to apply in materials provided at the time of issuance, assumption, exchange, modification or sale of the Policy by the Company or any of its predecessors or (2) for which policies or contracts of that type are intended to qualify under the Code; (vi) the treatment of any Policy as a “modified endowment contract” within the meaning of Section 7702A of the Code, except where the holder of the Policy shall have consented to its status as a “modified endowment contract” under Section 7702A; (vii) costs and expenses attributable to services performed pursuant to Schedule 7.3(a)(1)(a)(ii) to the Stock Purchase Agreement; (viii) the failure of the Company to comply with any applicable tax information reporting or disclosure requirements (other than any such requirements applicable to the Company’s income tax returns) or tax withholding requirements with respect to distributions or payments made pursuant to the Policies; (ix) any Taxes (as defined in the Stock Purchase Agreement) applicable to the Transferred Assets; and (x) any transfer, sales, use, value added, excise, stock transfer, documentary stamp, recording, registration and any similar taxes that become payable as a result of the acquisition by the Life Reinsurer of the Transferred Assets (including any real property transfer tax and any similar tax); provided that “Extra Contractual Obligations” will not under any circumstances include U.S. federal or state income or capital stock or similar taxes (or interest or penalties payable with respect thereto) imposed upon the Company or any of its Affiliates.

(qq)  “Fair Market Value” means, with respect to any asset (other than cash) as of any date of determination, the fair market value of such asset determined in accordance with SAP and based on the closing price obtained from Interactive Data Corporation, as of the close of business on the Business Day prior to the date of determination, together with any accrued and unpaid interest thereon, minus (x) for purposes of determining the Value of the Transferred Assets three Business Days prior to the Effective Date, the estimated amount of any principal and interest (to the extent included in such valuation) to be paid to the Company (and not the Reinsurer) following the date of determination as holder of record of such asset on or prior to the Closing Date or (y) for purposes of determining the Value of the Transferred Assets as of the Effective Date, the amount of any principal and interest (to the extent included in such valuation) paid or to be paid to the Company (and not the Reinsurer) following the date of determination as holder of record of such asset on or prior to the Closing Date.

(rr)  “Final Balance Sheet” has the meaning ascribed thereto in the Stock Purchase Agreement.

(ss)  “Final NB Volume Adjustment Schedule” has the meaning ascribed thereto in the Stock Purchase Agreement.

(tt)  “Financed Amount” means, as of any date of determination, the gross statutory reserves (including deficiency reserves) and any additional policy-related liabilities that are required to be held by the Reinsurer with respect to all or any portion of the Reinsured Policies retroceded by the Reinsurer in connection with any reserve financing or securitization transaction as of such date of determination reduced by credit for reinsurance taken by the Company in respect of such Financed Amount for Other Reinsurance; provided that the Financed Amount shall not exceed $250,000,000 without the prior written consent of the Company.  Such reserves and liabilities are posted in lines 1 through 9.4 inclusive on page 3 of the Company’s 2010 financial statements as prepared under SAP.  For years after 2010, reserves and liabilities corresponding to those lines of the Company’s 2010 SAP financial statements will be included in the Financed Amount even if the form of SAP financial statements changes.

(uu)  “Governmental or Regulatory Authority” means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or any federal, national, state, municipal, county, city or other political subdivision.

(vv)  “Indemnified Party” has the meaning ascribed thereto in Section 11.3.

(ww)  “Indemnifying Party” has the meaning ascribed thereto in Section 11.3.

(xx)  “Indirect Reinsured Policies” has the meaning ascribed thereto in Section 1.1.

(yy)  “Initial Coinsurance Premium” has the meaning ascribed thereto in Section 1.3(a)(i).

(zz)  “Initial Coinsurance Premium Adjustment” has the meaning ascribed thereto in Section 1.3(a)(iv).

(aaa)  “Initial Coinsurance Premium Reconciliation Statement” has the meaning ascribed thereto in Section 1.3(a)(iv).

(bbb)  “Interest Maintenance Reserve” means the interest maintenance reserve, as determined in accordance with SAP, consistently applied.

(ccc)  “Law” means all laws, statutes, rules, regulations, ordinances and other  pronouncements having the effect of law of the United States or any state, municipality, county, city or other political subdivision thereof or of any Governmental or Regulatory Authority.

(ddd)  “Life NB Amount” has the meaning ascribed thereto in Exhibit B to the Stock Purchase Agreement.

(eee)  “Losses” means any damages, claims, losses, liabilities, charges, actions, suits, proceedings, deficiencies, taxes, fees, assessments, interest, penalties, and reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses).

(fff)  “Monthly Accounting Period” means, with respect to any calendar month, the period beginning on the first day of such calendar month and ending on the last day of such calendar month.

(ggg)   “Net Retained Liabilities” means, with respect to any time of determination, all liabilities or obligations in respect of any Policies that, under the terms of any Other Reinsurance Agreement covering such Policy, (i) the Company is required to retain unreinsured and for its own account or (ii) in the opinion of the Company and the Reinsurer, requires consent from any party to such agreement in order to effect reinsurance under this Agreement, and as to which a waiver of such requirement or other consent has not been obtained prior to such time of determination.

(hhh)   “Net Retained Liabilities Cash Adjustment” has the meaning ascribed thereto in Section 1.3(c).

(iii)  “Net Retained Liabilities Cash Reconciliation Statement” has the meaning ascribed thereto in Section 1.3(c).

(jjj)  “Net Retained Liabilities Ceding Commission Interest” means an amount equal to the ratio of the Net Retained Liabilities Initial Ceding Commission Adjustment as of the True-Up Date over the Net Retained Liabilities as of the True-Up Date, multiplied by an amount equal to the Net Retained Liabilities Earned Interest.

(kkk)  “Net Retained Liabilities Earned Interest” means an amount equal to the ratio of the Net Retained Liabilities Initial Coinsurance Premium Adjustment as of the True-Up Date over the actual amount of the Initial Coinsurance Premium, multiplied by an amount equal to the aggregate interest earned on the Transferred Assets from the Effective Date through the True-Up Date.

(lll)  “Net Retained Liabilities Initial Ceding Commission Adjustment” means, as of any time of determination, an amount equal to the portion of the $200,500,000 amount set forth in clause (1) of the definition  “Ceding Commission” attributable to the Net Retained Liabilities immediately prior to such time, determined by the Reinsurer in accordance with the methodology set forth on Annex E.

(mmm)  “Net Retained Liabilities Initial Coinsurance Premium Adjustment” means, as of any time of determination, an amount equal to the Reinsurer’s Share of gross statutory reserves (including deficiency reserves) and any additional policy-related liabilities that were required to be held by the Company immediately prior to the Effective Time with respect to the Net Retained Liabilities as of such time, net of (1) the Reinsurer’s Share of policy loan balances immediately prior to the Effective Time on Net Retained Liabilities as of such time, and (2) the Reinsurer’s Share of net due and deferred Premiums immediately prior to the Effective Time on Net Retained Liabilities as of such time, reduced by credit for reinsurance taken by the Company in respect of the Net Retained Liabilities for Other Reinsurance immediately prior to the Effective Time.  Such reserves and liabilities are posted in lines 1 through 9.4 inclusive on page 3 of the Company’s 2010 financial statements as prepared under SAP.  For years after 2010, reserves and liabilities corresponding to those lines of the Company’s 2010 SAP financial statements will be included in the Net Retained Liabilities Initial Coinsurance Premium Adjustment even if the form of SAP financial statements changes.

(nnn)  “Net Retained Liabilities True-Up Date” means the earlier of (i) the True-Up Date and (ii) the date that is seventy-five days following the Effective Date.

(ooo)  “Net Retained Liability Ceding Commission Amount” means with respect to any Net Retained Liability for which a waiver or consent is obtained subsequent to the Net Retained Liabilities True-Up Date to reinsure such Net Retained Liability under the terms of this Agreement or the Parties otherwise agree that any such waivers or consents shall not be required as a condition to coverage hereunder, an amount equal to the portion of the $200,500,000 amount set forth in clause (1) of the definition “Ceding Commission” attributable to such Net Retained Liability determined by the Reinsurer in accordance with the methodology set forth on Annex F.

(ppp)  “Net Retained Liability Reserve Transfer Amount” means with respect to any Net Retained Liability for which a waiver or consent is obtained subsequent to the Net Retained Liabilities True-Up Date to reinsure such Net Retained Liability under the terms of this Agreement or the Parties otherwise agree that any such waivers or consents shall not be required as a condition to coverage hereunder, the gross statutory reserves (including deficiency reserves) and any additional policy-related liabilities that are required to be held by the Company with respect to such Net Retained Liability immediately prior to the time of such waiver, consent or agreement by the  Parties, as applicable, net of the Reinsurer’s Share of (1) policy loan balances on such Net Retained Liability immediately prior to the time of such waiver, consent or agreement by the  Parties, as applicable, and (2) net due and deferred Premiums on such Net Retained Liability immediately prior to the time of such waiver, consent or agreement by the  Parties, as applicable, reduced by credit for reinsurance taken by the Company in respect of such Net Retained Liability for Other Reinsurance immediately prior to the time of such waiver, consent or agreement by the  Parties, as applicable.  Such reserves and liabilities are posted in lines 1 through 9.4 inclusive on page 3 of the Company’s 2010 financial statements as prepared under SAP.  For years after 2010, reserves and liabilities corresponding to those lines of the Company’s 2010 SAP financial statements will be included in Net Retained Liability Reserve Transfer Amount even if the form of SAP financial statements changes.

(qqq)  “Net Settlement” has the meaning ascribed thereto in Section 6.4.

(rrr)  “New Direct Reinsured Policies” has the meaning ascribed thereto in Section 1.1.

(sss)   “New Indirect Reinsured Policies” has the meaning ascribed thereto in Section 1.1.

(ttt)  “Non-Guaranteed Elements” has the meaning ascribed thereto in Section 1.8(b).

(uuu)  “Notice of Agreement” has the meaning ascribed thereto in Section 10.2(a).

(vvv)  “Other Reinsurance” means reinsurance ceded with respect to Reinsured Policies under the terms of the ceded reinsurance agreements that the Company has entered into with third parties prior to the Effective Time covering the Reinsured Policies, including the ceded reinsurance agreements listed on Schedule 13.1(ttt) hereto, and any ceded reinsurance agreement entered into by the Company with the Reinsurer’s consent pursuant to Section 1.7, as all such reinsurance ceded may be in force from time to time.

(www)  “Other Reinsurance Agreements” means the reinsurance treaties and agreements documenting the Other Reinsurance (including all amendments and modifications thereto entered into prior to the Effective Date or pursuant to Section 2.2).

(xxx)  “Other Reinsurance Benefits” means, for any period, the aggregate amount of benefits received by the Company for reinsurance ceded pursuant to Other Reinsurance Agreements with respect to the Reinsured Policies during such period.

(yyy)  “Other Reinsurance Premiums” means, for any period, the aggregate amount of premiums paid by the Company pursuant to Other Reinsurance Agreements with respect to the Reinsured Policies during such period.

(zzz)  “Panel” has the meaning ascribed thereto in Section 10.1(d)(i).

(aaaa)  “Party” has the meaning ascribed thereto in the Recitals.

(bbbb)  “Parties” has the meaning ascribed thereto in the Recitals.

(cccc)  “Permitted Encumbrance” has the meaning ascribed thereto in the Stock Purchase Agreement.

(dddd)  “Person” means an individual, a corporation, a partnership, an association, a limited liability company, a trust or other entity or organization.

(eeee)  “Policies” mean (1) all of the insurance policies and contracts (including supplementary contracts), together with all related binders, slips and certificates and including applications therefor and all supplements, endorsements, riders and agreements in connection therewith, issued or reinsured by Company other than such insurance polices and contracts falling within the following lines of business: annuities, variable life and annuity certain supplemental contracts included on Exhibit 7 of the Company’s statutory financial statements and (2) the insurance policies and contracts (including supplementary contracts), together with all related binders, slips and certificates and including applications therefor and all supplements, endorsements, riders and agreements in connection therewith, issued or reinsured by Company and listed on Schedule 13.1(cccc) hereto.

(ffff)  “Premiums” means premiums and considerations due or to become due, premiums deferred and uncollected, premium adjustments and any and all amounts or payments, including any and all policy fees, charges, reimbursements and similar amounts, which are or were held, received or collected by Company, or which are now due or will become due from any source under or in connection with the Reinsured Policies, but not including Other Reinsurance Premiums.

(gggg)  “Premium Taxes” has the meaning ascribed thereto in Section 1.6(b).

(hhhh)  “Producer” has the meaning ascribed thereto in the Stock Purchase Agreement.

(iiii)  “Producer Agreements” has the meaning ascribed thereto in the Stock Purchase Agreement.

(jjjj)  “Producer Payments” means any expense allowance, commission, override commission, service fee or other compensation payable by the Company to a Producer pursuant to a Producer Agreement (i) in connection with any Reinsured Policy and (ii) not in the ordinary course of the Company’s business in connection with any Policy other than a Reinsured Policy.

(kkkk)  “Purchase Price Adjustment Materials” has the meaning ascribed thereto in the Stock Purchase Agreement.

(llll)  “Qualified United States Financial Institution” means an institution that is (a) organized or, for a United States branch or agency office of a foreign banking organization, licensed under the laws of the United States or any state thereof and has been granted authority to operate with fiduciary powers and (b) regulated, supervised and examined by federal or state authorities having regulatory authority over banks and trust companies.

(mmmm)  “RBC Ratio” means the ratio, as of the date of determination, of the Company’s or the Reinsurer’s “total adjusted capital” over its “company action level risk-based capital”, as applicable, as such terms are defined and prescribed by requirements promulgated by the National Association of Insurance Commissioners and regulations adopted by the insurance regulatory authorities in the Company’s or the Reinsurer’s state of domicile, as applicable, which are in effect as of such date, calculated as of the end of each calendar quarter, and using reserving methodologies and asset classifications that are in accordance with generally accepted statutory accounting principles and practices required or permitted by the National Association of Insurance Commissioners and the insurance regulatory authority in the Company’s or the Reinsurer’s state of domicile, as applicable, consistently applied throughout the specified period and in the immediately prior comparable period.  When an RBC Ratio is calculated for any period that is not based on data contained in the annual financial statement of the Company or the Reinsurer, “premium” (as defined in the instructions for preparing the RBC Ratio as promulgated by the National Association of Insurance Commissioners) for such year-to-date period will be reasonably estimated and annualized wherever required in such calculation.

(nnnn)  “Reinsured Liabilities” means all gross liabilities and obligations arising out of or relating to the Reinsured Policies (other than the Net Retained Liabilities, Extra Contractual Obligations and the Excluded Liabilities), net of Other Reinsurance Benefits.

(oooo)  “Reinsured Policies” has the meaning ascribed thereto in Section 1.1.

(pppp)  “Reinsurer” has the meaning ascribed thereto in the Recitals.

(qqqq)  “Reinsurer Indemnified Parties” has the meaning ascribed thereto in Section 11.2.

(rrrr)  “Reinsurer’s Share” has the meaning ascribed thereto in Section 1.2.

(ssss)  “Reinsurer Termination Payment” has the meaning ascribed thereto in Section 9.4.

(tttt)  “Representatives” has the meaning ascribed thereto in Section 12.1.

(uuuu)  “Required Balance” has the meaning ascribed thereto in Section 3.1(b).

(vvvv)  “Respondent” has the meaning ascribed thereto in Section 10.1(c).

(wwww)  “Review Period” has the meaning ascribed thereto in Section 10.2(a).

(xxxx)  “SAP” means the statutory accounting principles and practices prescribed by the Company’s state of domicile.

(yyyy)  “Seller” has the meaning ascribed to it in the Stock Purchase Agreement.

(zzzz)  “Statutory Book Value” means the carrying value of the subject asset or liability on the books of the Reinsurer for statutory statement purposes determined in accordance with the statutory accounting principles and practices prescribed by the Reinsurer’s state of domicile, consistently applied.

(aaaaa)  “Statutory Reserves” means, as of any date of determination, the gross statutory reserves (including deficiency reserves) and any additional policy-related liabilities that are required to be held by the Company with respect to the Reinsured Policies, as of such date of determination reduced by credit for reinsurance taken by the Company or by the Reinsurer in respect of the Reinsured Policies for Other Reinsurance as of such date of determination.  Such reserves and liabilities are posted in lines 1 through 9.4 inclusive on page 3 of the Company’s 2010 financial statements as prepared under SAP.  For years after 2010, reserves and liabilities corresponding to those lines of the Company’s 2010 SAP financial statements will be included in Statutory Reserves even if the form of SAP financial statements changes.

(bbbbb)  “Stock Purchase Agreement” means the Stock Purchase Agreement,  dated as of October 22, 2010, by and among RBC Insurance Holdings (USA) Inc., Athene Holding, Ltd., Protective Life Insurance Company, and, solely for purposes of Sections 5.14 through Section 5.17 and Articles 7, 8 and 10 of thereof, RBC USA Holdco Corporation, as amended from time to time.

(ccccc)  “Third Party Claimant” has the meaning ascribed thereto in Section 11.4(a).

(ddddd)  “Transferred Assets” has the meaning ascribed thereto in Section 1.3(a)(i).

(eeeee)  “Transition Services Agreement” has the meaning ascribed thereto in the Stock Purchase Agreement.

(fffff)  “True-Up Date” has the meaning ascribed thereto in Section 1.3(a)(iv).

(ggggg)  “Trust Account” has the meaning ascribed thereto in Section 3.1(a).

(hhhhh)   “Trust Agreement” means the Trust Agreement between the Reinsurer, as grantor, the Company, as beneficiary, and the Trustee, as trustee, substantially in the form attached as Exhibit A hereto.

(iiiii)  “Trustee” has the meaning ascribed thereto in Section 3.1(a).

(jjjjj)  “UCC” has the meaning ascribed thereto in Section 1.10(b)(i).

(kkkkk)  “Umpire” has the meaning ascribed thereto in Section 10.1(d)(ii).

(lllll)  “Unresolved Items” has the meaning ascribed thereto in Section 10.2(b).

(mmmmm)  “Value” means, as of any date of determination, the sum of (i) the amount of cash included in the Transferred Assets as of such date, (ii) the excess of (1) the aggregate Statutory Book Value (as reflected in the Company’s Estimated Balance Sheet or Final Balance Sheet, as applicable) of all assets included in the Transferred Assets that are commercial mortgage loans and real estate owned for investment purposes, together with any accrued and unpaid interest thereon, but net of any liability specifically related to any such Transferred Assets to the extent such liability is accounted for on the Estimated Balance Sheet or the Final Balance Sheet, as applicable, over (2) $18,000,000 and (iii) the aggregate Fair Market Value of all other assets included in the Transferred Assets as of such date.

Section 13.2  Construction.

(a)  For purposes of this Agreement, the words “hereof,” “herein,” “hereby” and other words of similar import refer to this Agreement as a whole unless otherwise indicated.

(b)  Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate.

(c)  For purposes of this Agreement, the term “including” means “including but not limited to.”

(d)  Whenever used in this Agreement, the masculine gender shall include the feminine and neutral genders.

(e)  All references herein to Articles, Sections, Subsections, Paragraphs, Exhibits and Schedules shall be deemed references to Articles, Sections, Subsections and Paragraphs of, and Exhibits, Annexes and Schedules to, this Agreement, unless the context shall otherwise require.

(f)  Any reference herein to any statute, agreement or document, or any section thereof, shall, unless otherwise expressly provided, be a reference to such statute, agreement, document or section as amended, modified or supplemented (including any successor section) and in effect from time to time.

(g)  All terms defined in this Agreement shall have the defined meaning when used in any Schedule, Annex, Exhibit, certificate or other documents attached hereto or made or delivered pursuant hereto unless otherwise defined therein.

ARTICLE XIV
GENERAL PROVISIONS

Section 14.1  Books and Records.  On the Effective Date or as soon as possible thereafter (but not later than three Business Days after the Company has received the applicable Books and Records from Seller pursuant to the transfer required under the Stock Purchase Agreement) in the manner (and in the case of physical Books and Records at the location(s)) reasonably requested by the Reinsurer, the Company will transfer the Books and Records relating to the Reinsured Policies to the Reinsurer; provided, that the Company shall be permitted to retain a copy of the Books and Records transferred to the Reinsurer.  The Reinsurer agrees that, on and after the Effective Date, and for such period of time as may be required under the Reinsurer’s standard record retention practices and procedures, and in accordance with applicable Law, it will maintain true and accurate Books and Records with respect to the Reinsured Policies of all reinsurance hereunder.  So long as any Reinsured Policies are in force and subject to coinsurance hereunder, the Reinsurer shall make available for inspection and copying by the Company and its Representatives, during normal business hours of the Reinsurer upon forty-eight hours’ advance written notice, any non-privileged financial or other records pertaining to the Reinsured Policies that may reasonably be required by the Company for financial statement preparation or any other reasonable business purpose.

Section 14.2  Inspection by Reinsurer.  Upon reasonable notice, Reinsurer and its Representatives may inspect any and all books, records, documents or similar information reasonably relating to or affecting the Reinsured Policies or reinsurance under this Agreement at the appropriate office of the Company, during normal business hours upon forty-eight hours’ advance written notice.

Section 14.3  Errors and Omissions.  If any delay, omission, error or failure to pay amounts due or to perform any other act required by this Agreement is caused by mistake, misunderstanding or oversight, the Parties will equitably adjust the situation to what it would have been had the mistake, misunderstanding or oversight not occurred, and the reinsurance provided hereunder will not be invalidated.  Should it not be possible to adjust the situation, it will be referred to dispute resolution pursuant to Article X or to such other dispute resolution procedure as may be mutually selected by the Parties.

Section 14.4  Offset.  Any amount which either the Company or the Reinsurer is contractually obligated to pay to the other Party under this Agreement may be paid out of any amount which is due and unpaid under this Agreement.  The application of this offset provision will not be deemed to constitute diminution in the event of insolvency.

Section 14.5  Reimbursement of Expenses.  The Reinsurer shall reimburse the Company promptly for any expenses it incurs in complying with any request, direction,

recommendation or instruction of the Reinsurer pursuant to Section 1.4, Section 1.5, Section 2.2 or Section 3.3(b).

Section 14.6  Parties to this Agreement.  This is an agreement for indemnity reinsurance solely between the Company and the Reinsurer.  The performance of the obligations of each Party under this Agreement shall be rendered solely to the other Party.  The acceptance of risks under this Agreement shall create no right or legal relationship between the Reinsurer and the insured, owner or beneficiary of any insurance policy or other contract of the Company.

Section 14.7  Authority.  Neither the Company nor the Reinsurer shall have any power or authority to act for or on behalf of the other except as expressly granted herein or in the Administrative Services Agreement, and no other or greater power or authority shall be implied by the grant or denial of power or authority specifically mentioned herein.  No employee or agent of either Party shall be considered an employee or agent of the other.

Section 14.8   No Assignment.  This Agreement may not be assigned by either of the Parties hereto without the prior written approval of the other Party.  Notwithstanding the foregoing, the Reinsurer shall not be prohibited from further transfer of risks accepted hereunder on a retrocession or other basis without the prior approval of the Company, provided that any transfer shall not relieve the Reinsurer of its obligations under this Agreement.

Section 14.9  Notices.  Any notice, approval, request, consent, instruction, or other document to be given hereunder by any Party hereto to the other Party hereto will be delivered by personal delivery, overnight express or facsimile (followed by telephone confirmation with the intended recipient), as follows:

If to the Company, to:

Liberty Life Insurance Company

P.O. Box 1389

Greenville, South Carolina 29602-1389

Telephone: (864) 609-1307

Facsimile: (864) 609-1049

Attention: President

with copies (which shall not constitute notice) to:

Liberty Life Insurance Company

c/o Athene Asset Management LLC

1219 Morningside Drive

Manhattan Beach, CA 90266

Telephone: (310) 939-1904

Fax: (310) 939-1903

Attention: Secretary

Email: golden@athenellc.com

and

Athene Holding Ltd.
First Floor, Chesney House, 96 Pitt’s Bay Road
Pembroke HM 08, Bermuda
Telephone: (441) 279-8412
Facsimile: (441) 279-8401
Attention: Chip Gillis; Zachary Jones; Tab Shanafelt
Email: cgillis@athenelifere.bm; zjones@athenelifere.bm; tshanafelt@athenelifere.bm

Sidley Austin LLP
1 South Dearborn
Chicago, Illinois 60603
Telephone:          (312) 853-7061
Facsimile:           (312) 853-7036
Attn:       Perry J. Shwachman, Esq.

and

Sidley Austin LLP
787 Seventh Avenue
New York, New York  10019
Telephone:          (212) 839-5835
Facsimile:           (212) 839-5599
Attn:       Jonathan J. Kelly, Esq.

If to the Reinsurer, to:

Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: (205) 268-1000
Facsimile: (205) 268-3597
Attn:  Alfred F. Delchamps, III
Email: Al.Delchamps@Protective.com

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Telephone:          (212) 909- 6459
Facsimile:           (212) 909- 7459
Attn:       Nicholas F. Potter, Esq.

or at such other address for a Party as will be specified by like notice.  Each notice or other communication required or permitted under this Agreement that is addressed as provided in this section will be deemed given upon delivery.

Section 14.10  Severability.  If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future law, and if the rights or obligations of the Company or Reinsurer under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

Section 14.11  Announcements.  Except as required by applicable Law or in connection with public disclosure to investors or analysts, the content and timing of public announcements by either Party concerning the transactions contemplated by this Agreement must be approved in advance by both Parties, but such approval shall not be unreasonably withheld, conditioned or delayed.

Section 14.12  Schedules, Annexes and Exhibits.  All Schedules, Annexes and Exhibits to this Agreement are attached hereto and are incorporated herein by reference.  The provisions of this Agreement (without reference to any attached Schedules, Annexes and Exhibits) shall be deemed to control in the event of any inconsistency or conflict between the provisions of this Agreement (without reference to any attached Schedules, Annexes and Exhibits) and the Schedules, Annexes and Exhibits attached hereto.

Section 14.13  Entire Agreement.  This Agreement and any Schedules, Annexes and Exhibits attached hereto supersede all prior discussions and written and oral agreements between the Parties with respect to the subject matter of this Agreement.  This Agreement (and any Schedules, Annexes and Exhibits attached hereto) and the

Administrative Services Agreement contain the sole and entire agreement between the Parties hereto with respect to the subject matter hereof.

Section 14.14  Binding Effect.  This Agreement is binding upon, and will inure to the benefit of, the Parties and their respective permitted assignees and successors (including, without limitation, any liquidator, rehabilitator, receiver or conservator of a Party).

Section 14.15  Waiver and Amendment.  This Agreement may be modified or amended only by a writing duly executed by the Company and the Reinsurer.  Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof.  A waiver must be in writing and must be executed by such Party.  A waiver on any occasion shall not be deemed to be a waiver of the same or any term or condition on a future occasion.

Section 14.16  Headings.  The headings in this Agreement are for reference purposes only and shall not affect the interpretation of this Agreement.

Section 14.17  Counterparts.  This Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

Section 14.18  No Prejudice.  The Parties agree that this Agreement has been jointly negotiated and drafted by the Parties hereto and that the terms hereof shall not be construed in favor of or against any Party on account of its participation in such negotiations and drafting.

Section 14.19  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of South Carolina without giving effect to the principles of conflicts of law rules thereof.

Section 14.20  Further Assurances.  Each Party shall take, or cause to be taken, any and all reasonable actions, including the execution, acknowledgment, filing and delivery of any and all documents and instruments that the other Party may reasonably request in order to effect the intent and purpose of this Agreement and the transactions contemplated hereby.

Section 14.21  Recourse.  Without limiting the rights of any party under the Stock Purchase Agreement of any party thereto, the Parties agree that all obligations of the Company under this Agreement and all representations and warranties of the Company made herein are without recourse to the Seller or its Affiliates or any director, officer, agent or representative of any of the foregoing.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers effective this 29th day of April, 2011.

LIBERTY LIFE INSURANCE COMPANY

By:	/s/ Guy Hudson Smith III
Name: Guy Hudson Smith III
Title: President

PROTECTIVE LIFE INSURANCE COMPANY

By:	/s/ Carolyn King
Name: Carolyn King
Title: Senior Vice President, Acquisitions and Corporate Development

Schedule 1.3(a)(i)
Real Property

1.             Property located at 11219 South Orange Blossom Trail, Orange County, Florida, 32827 acquired through foreclosure sale on March 10, 2009.

2.             Property located at 15704 90th Street NE, Otsego, Minnesota 55330 acquired through foreclosure sale on January 5, 2010.

3.             Property located at 8961 Conference Drive, Lee County, Florida, 33919 acquired through foreclosure sale on September 24, 2010.

4.             Summergreen Court — Rear Summergreen Court, Gwinnett County, Georgia — Pin: R7214408

5.             Property located at 2355 Mall of Georgia Boulevard, Gwinnett County, Georgia, 30519 acquired through foreclosure sale on October 5, 2010.

6.             Property located at 2401 Dineen Avenue, Orlando, Orange County, Florida, 32804 acquired through foreclosure sale on October 11, 2010.

7.             Property located at 1160 Due West Avenue North, Madison, Tennessee, 37115 acquired through foreclosure on October 25, 2010.

Schedule 5.6
New Policies Under Producer Agreements

Producer Agreements with the following Producers:

1.             Producers Choice

2.             Annuity Source, Inc.

3.             ECA

4.             Ash Brokerage

5.             LTA Marketing Group

6.             E-Financial

7.             Spectrum Direct Insurance Services, Inc.

8.             Select Quote

9.             Matrix Direct, Inc.

10.           Creative Marketing International Corporation

Schedule 13.1(i)
Assumed Reinsurance Agreements

1.     American Accident Reinsurance Group, effective as of September 1, 1979

2.     American Accident Reinsurance Group, effective as of September 1, 1979

3.     American Bankers Life Assurance Co., effective as of July 1, 1989

4.     Continental Assurance Co., effective as of November 1, 1954

5.     Continental Assurance Co., effective as of November 1, 1954

6.     Family Benefit Life Insurance Co., effective as of November 1, 1964

7.     Reassure America Life Insurance Co., effective as of June 1, 1950

8.     Reassure America Life Insurance Co., effective as of June 1, 1950

9.     VFL Int’l Life Co. SPC Ltd., effective as of June 1, 2000

Schedule 13.1(ttt)
Other Reinsurance

[Attached]

Schedule 13.1(cccc)
Other Policies

Originating Company	Block	Description	Policy Count
Company	Deferred Annuity	FPAR — Riders to Life Policies	—
Company	Deferred Annuity	State National	129
Company	Deferred Annuity	Argus	105
Company	Life Payout	SCWLC	66
Company	Life Payout	SCWOLC	187
BMA	Deferred Annuity	GVP — Rider to Life Policies	—
BMA	Life Payout	SCWLC	655
BMA	Life Payout	SCWOLC	690
BMA	Deferred Annuity	HR-10 Side Fund	—

2

Annex A
Assets Supporting Initial Coinsurance Premium

All commercial mortgage loans and real estate owned for investment purposes by the Company and the following assets:

Security ID	DESCRIPTION	Current UNITS	STAT BOOK VALUE
002824AV2	ABBOTT LABORATORIES	1,000,000.00	997,788.88
002824AX8	ABBOTT LABORATORIES	5,000,000.00	5,017,801.15
008916AH1	AGRIUM INC	6,000,000.00	5,719,498.36
010392DZ8	ALABAMA POWER CO (SOUTHERN CO)	1,000,000.00	1,023,238.77
010392EB0	ALABAMA POWER CO (SOUTHERN CO)	680,000.00	685,645.38
010392EB0	ALABAMA POWER CO (SOUTHERN CO)	1,000,000.00	1,078,443.85
013817AL5	ALCOA INC	4,000,000.00	3,987,758.90
020002AN1	ALLSTATE CORP	1,500,000.00	1,507,129.38
03072SMR3	AMERIQUEST MTG SEC INC (HE)	2,852,868.87	2,850,097.45
03072SQP3	AMERIQUEST MTG SEC INC (HE)	5,000,000.00	5,000,000.00
030955AJ7	AMERITECH CAPITAL FDG (AT&T)	1,000,000.00	947,917.51
035229BP7	ANHEUSER BUSCH CO INC (INBEV)	1,000,000.00	1,003,470.37
035229CS0	ANHEUSER BUSCH CO INC (INBEV)	2,000,000.00	1,953,114.56
03523TAN8	ANHEUSER BUSCH CO INC (INBEV)	1,000,000.00	994,359.22
03523TBH0	ANHEUSER BUSCH CO INC (INBEV)	1,000,000.00	1,032,768.68
037735BZ9	APPALACHIAN PR CO(AM ELEC PWR)	2,000,000.00	2,007,272.48
039483AY8	ARCHER-DANIELS-MIDLAND	1,000,000.00	1,014,171.78
05348EAL3	AVALON BAY COMMUNITIES	7,000,000.00	6,848,859.64
054303AR3	AVON PRODUCTS INC	1,000,000.00	949,749.47

Security ID	DESCRIPTION	Current UNITS	STAT BOOK VALUE
054303AR3	AVON PRODUCTS INC	1,000,000.00	935,805.12
054937AF4	BB&T CORP	2,000,000.00	1,980,429.93
054937AF4	BB&T CORP	5,000,000.00	5,093,295.07
054937AG2	BB&T CORP	2,000,000.00	1,939,842.51
05522RAS7	BANK OF AMERICA CR CRD TR (CC)	4,600,000.00	4,244,731.46
05568BAA6	BURLINGTON NORTHERN	1,338,374.62	1,338,374.62
05948KRM3	BANK OF AMERICA ALTER LN TR	5,985,000.00	5,859,099.99
05948XX22	BANK OF AMERICA MTG SEC	4,765,000.00	3,965,363.22
060505AU8	BANK OF AMERICA	2,000,000.00	1,963,964.98
060505BG8	BANK OF AMERICA	2,000,000.00	1,990,335.15
060505BG8	BANK OF AMERICA	3,000,000.00	2,985,502.73
06050TKN1	BANK OF AMERICA	2,000,000.00	1,925,742.41
06051GEC9	BANK OF AMERICA	2,000,000.00	1,993,167.94
06738CAF6	BARCLAYS BK PLC	4,000,000.00	4,008,179.58
07388YAG7	BEAR STEARNS COMML MTGE SEC	5,000,000.00	4,958,180.96
079867AW7	BELLSOUTH TELECOMM INC	2,000,000.00	2,062,451.11
079867AW7	BELLSOUTH TELECOMM INC	600,000.00	533,418.76
084664AD3	BERKSHIRE HATHAWAY INC	5,000,000.00	4,984,519.45
084664AD3	BERKSHIRE HATHAWAY INC	3,000,000.00	2,979,470.51
097023AZ8	BOEING COMPANY	14,000,000.00	13,977,712.75
110122AL2	BRISTOL-MYERS SQUIBB CO	2,000,000.00	1,988,437.37
110122AL2	BRISTOL-MYERS SQUIBB CO	2,000,000.00	1,996,250.49
12189TAN4	BURLINGTON NORTHERN SANTA FE	3,000,000.00	3,334,572.47
12189TAU8	BURLINGTON NORTHERN SANTA FE	2,000,000.00	2,011,979.62

2

Security ID	DESCRIPTION	Current UNITS	STAT BOOK VALUE
12641LBU6	CSX CORPORATION	600,000.00	603,749.55
12667FJN6	COUNTRYWIDE ALTERNATIVE LN TR	5,005,000.00	4,806,291.23
12667FJN6	COUNTRYWIDE ALTERNATIVE LN TR	5,000,000.00	4,801,489.73
12669FDP5	COUNTRYWIDE HOME LOANS	5,468,000.00	5,451,102.01
136375BT8	CANADIAN NATIONAL RWY	7,800,000.00	8,073,232.41
14041NDX6	CAPITAL ONE MULTI-AST EXEC(CC)	6,850,000.00	6,247,337.45
141781AR5	CARGILL INC	4,000,000.00	4,000,547.16
141781AR5	CARGILL INC	1,000,000.00	990,723.99
141781AX2	CARGILL INC	10,000,000.00	9,901,979.17
141784BZ0	CARGILL INC	600,000.00	600,000.00
144141CS5	CAROLINA P&L (PROGRESS ENERGY)	2,000,000.00	1,999,608.33
144141CT3	CAROLINA P&L (PROGRESS ENERGY)	1,000,000.00	998,635.42
149123BF7	CATERPILLAR INC	8,000,000.00	8,449,536.59
14912L4M0	CATERPILLAR FINANCIAL	2,500,000.00	2,500,000.00
15132EDZ8	CENDANT MTG CORP	5,575,000.00	5,570,910.67
161546CW4	CHASE FUNDING MTG LOAN (HE)	2,275,710.81	2,272,894.22
161546FV3	CHASE FUNDING MTG LOAN (HE)	2,922,293.00	2,922,293.00
16162WFD6	CHASE MTG FIN CORP	2,588,288.81	2,610,738.53
17275RAC6	CISCO SYSTEMS INC	8,000,000.00	7,977,352.05
17275RAH5	CISCO SYSTEMS INC	7,000,000.00	7,284,254.72
17305EBU8	CITIBANK CR CARD ISSUANCE (CC)	5,040,000.00	5,305,648.61
17305EBU8	CITIBANK CR CARD ISSUANCE (CC)	1,000,000.00	999,949.54
17305EEE1	CITIBANK CR CARD ISSUANCE (CC)	5,000,000.00	4,699,062.13
20030NAW1	COMCAST CORP	2,000,000.00	2,088,581.98

3

Security ID	DESCRIPTION	Current UNITS	STAT BOOK VALUE
205887BA9	CONAGRA FOODS INC	2,000,000.00	2,001,576.29
207597DW2	CONNECTICUT L&P (NORTHEAST UT)	1,007,000.00	1,034,450.15
207597ED3	CONNECTICUT L&P (NORTHEAST UT)	1,000,000.00	1,045,143.09
207597EE1	CONNECTICUT L&P (NORTHEAST UT)	1,720,000.00	1,787,792.84
20825CAF1	CONOCOPHILLIPS	800,000.00	804,145.66
20825CAR5	CONOCOPHILLIPS	1,000,000.00	1,025,338.57
20825CAR5	CONOCOPHILLIPS	1,000,000.00	1,047,524.12
209111ED1	CONSOL ED CO OF NY INC	5,000,000.00	4,804,091.77
209111EV1	CONSOL ED CO OF NY INC	1,000,000.00	1,101,903.47
209111EX7	CONSOL ED CO OF NY INC	8,000,000.00	8,192,890.17
22541LAH6	CREDIT SUISSE FIRST BOSTON	4,000,000.00	4,028,442.65
22541LAM5	CREDIT SUISSE FIRST BOSTON	2,000,000.00	1,997,344.44
22541QYK2	CS FIRST BOSTON MTG SEC CORP	2,902,085.71	2,885,282.24
244199AW5	DEERE & CO	2,000,000.00	2,225,922.22
244199BC8	DEERE & CO	2,000,000.00	1,990,465.04
2463804H9	DELAWARE STATE	5,000,000.00	5,036,912.31
24702RAG6	DELL INC	2,000,000.00	1,998,920.02
24702RAJ0	DELL INC	1,000,000.00	999,347.89
251528AA3	DEUTSCHE BANK CAP FDG TR I	4,000,000.00	4,000,000.00
25156PAN3	DEUTSCHE TELEKOM INT FIN	15,000,000.00	15,966,753.52
25179MAG8	DEVON ENERGY CORP	1,000,000.00	998,613.35
25468PCB0	DISNEY (WALT) CO	7,000,000.00	7,000,624.47
25746UBH1	DOMINION RESOURCES INC/VA	1,500,000.00	1,498,184.03
263534BG3	DUPONT (E.I.) DE NEMOURS	2,000,000.00	2,244,664.59

4

Security ID	DESCRIPTION	Current UNITS	STAT BOOK VALUE
263534BG3	DUPONT (E.I.) DE NEMOURS	2,000,000.00	2,244,894.63
26441YAH0	DUKE-WEEKS REALTY LP	2,000,000.00	1,994,589.00
26884AAE3	ERP OPERATING LP	2,000,000.00	2,178,680.55
292505AH7	ENCANA CORP	7,500,000.00	7,653,838.71
29364DAL4	ENTERGY ARK INC(ENTERGY CORP)	3,000,000.00	3,007,963.72
29364NAP3	ENTERGY MISS INC	1,000,000.00	999,381.22
29476LAC1	ERP OPERATING LP	2,000,000.00	1,993,064.02
30239XAC1	FBG FINANCE LTD	6,170,000.00	5,656,680.99
302508AQ9	FMR CORP	1,000,000.00	991,743.40
3128E2A97	FHLMC	1,791,709.88	1,866,194.45
31331V4S2	FEDERAL FARM CREDIT BANK	5,800,000.00	5,774,911.64
31335HUD3	FHLMC	1,518,820.67	1,559,385.78
31335HUG6	FHLMC	1,159,946.60	1,191,625.90
31335HUZ4	FHLMC	1,433,611.49	1,472,949.58
31359M7M9	FNMA	10,000,000.00	9,842,650.81
31359MRK1	FNMA	5,000,000.00	4,960,638.86
31371KXR7	FNMA	1,262,689.09	1,293,511.81
31371KY62	FNMA	1,367,459.70	1,410,078.98
31371KY88	FNMA	1,545,165.81	1,590,549.79
313747AN7	FEDERAL REALTY INVESTMENT TR	1,000,000.00	991,102.29
31388V6L7	FNMA	1,542,422.40	1,573,533.23
31389NGN9	FNMA	1,275,968.48	1,304,654.16
31390GW52	FNMA	1,526,563.47	1,579,018.18
31391QKF0	FNMA	2,608,638.28	2,707,873.81

5

Security ID	DESCRIPTION	Current UNITS	STAT BOOK VALUE
31393EER6	FNMA	9,000,000.00	8,864,819.68
31393EJZ3	FNMA	2,000,000.00	2,002,837.85
31393GLP7	FHLMC	744,284.97	742,298.67
31393NN70	FHLMC	1,000,000.00	999,225.87
31393VCF6	FHLMC	2,456,880.00	2,457,837.81
31394CBA9	FNMA	2,000,000.00	1,980,063.60
31394DTK6	FNMA	10,000,000.00	9,850,467.64
31394JZF7	FHLMC	7,000,000.00	6,698,903.48
31394MJJ0	FHLMC	10,000,000.00	9,837,361.94
31394PSG9	FHLMC	1,000,000.00	986,549.54
31395EB48	FHLMC	10,000,000.00	9,833,600.16
31395JDR4	FHLMC	1,000,000.00	986,512.23
31395MAM1	FHLMC	10,000,000.00	9,841,087.98
31395NHJ9	FNMA	3,000,000.00	2,983,107.47
31396E5Z5	FHLMC	13,370,851.00	13,323,773.57
31396NZP4	FHLMC	3,000,000.00	2,990,976.20
31398FX63	FNMA	10,000,000.00	10,000,000.00
31398GD63	FNMA	12,747,000.00	12,959,735.52
31398GKM0	FNMA	6,725,888.00	6,438,930.70
31398JQP1	FHLMC	10,501,607.00	10,532,926.01
31398QNY9	FHLMC	2,590,225.00	2,617,193.64
31428XAQ9	FEDEX CORP	1,000,000.00	1,000,000.00
361849XD9	GMAC	5,000,000.00	5,001,504.47
36200AE88	GNMA	2,298,014.78	2,395,635.85

6

Security ID	DESCRIPTION	Current UNITS	STAT BOOK VALUE
369604AY9	GENERAL ELECTRIC CO	4,000,000.00	4,059,292.44
370334AS3	GENERAL MILLS INC	3,144,000.00	3,170,424.58
370334BE3	GENERAL MILLS INC	2,000,000.00	1,998,911.71
373384PA8	GEORGIA STATE	10,000,000.00	10,219,237.21
38141GDK7	GOLDMAN SACHS	2,000,000.00	1,980,151.91
38141GEA8	GOLDMAN SACHS	2,000,000.00	1,999,704.57
38143UAB7	GOLDMAN SACHS GROUP	2,000,000.00	1,985,011.25
38373QEU1	GNMA	1,580,000.00	1,561,969.17
38373QEU1	GNMA	10,000,000.00	9,885,880.84
38373YXP4	GNMA	1,000,000.00	999,357.20
38374CS85	GNMA	1,000,000.00	995,474.64
38374F2K9	GNMA	10,870,208.00	10,679,955.53
38374JGJ9	GNMA	1,000,000.00	983,178.74
38374KHG1	GNMA	10,000,000.00	9,902,601.99
38374KZF3	GNMA	1,000,000.00	987,642.30
38374VJG5	GNMA	10,000,000.00	9,109,014.21
38375D5C8	GNMA	10,000,000.00	9,792,565.60
38376JZ56	GNMA	2,556,346.00	2,554,317.49
3837H0QK2	GNMA	920,260.60	898,053.69
3837H2XD6	GNMA	766,250.82	757,818.54
3837H2XD6	GNMA	766,250.82	757,818.54
40429CFN7	HSBC FINANCE CORP	2,000,000.00	1,998,174.64
428236AG8	HEWLETT PACKARD CO	2,000,000.00	2,027,904.81
437076AP7	HOME DEPOT INC	13,000,000.00	12,846,417.99

7

Security ID	DESCRIPTION	Current UNITS	STAT BOOK VALUE
452151LE1	ILLINOIS STATE	5,000,000.00	4,909,722.65
459200AR2	IBM CORP	2,000,000.00	2,116,692.95
459200AS0	IBM CORP	8,000,000.00	8,108,353.90
459200AS0	IBM CORP	2,000,000.00	2,267,017.79
46625MA66	JP MORGAN CHASE COMML MTG SEC	3,000,000.00	2,999,969.95
46629YAB5	JP MORGAN CHASE COMML MTG SEC	3,390,000.00	3,361,480.77
476556DA0	JERSEY CENTRAL P&L(FRSTENERGY)	5,400,000.00	5,481,122.59
478160AL8	JOHNSON & JOHNSON	9,000,000.00	8,928,352.26
478160AN4	JOHNSON & JOHNSON	2,000,000.00	2,210,721.82
49446QBD2	KIMCO REALTY CORP	2,000,000.00	2,000,000.00
49446QBF7	KIMCO REALTY CORP	2,000,000.00	2,000,000.00
50075NAQ7	KRAFT FOODS INC	1,000,000.00	998,809.67
501044BM2	KROGER CO	500,000.00	508,737.03
548661AK3	LOWE’S COS INC	2,000,000.00	2,108,105.87
55265KYS2	MASTR ASSET SEC TR	1,685.25	1,685.25
55265KZG7	MASTR ASSET SEC TR	3,138,186.02	3,157,840.67
55265KZG7	MASTR ASSET SEC TR	3,480,248.31	3,502,045.32
5526E2AB5	MBNA CORP (BK OF AMER)	1,000,000.00	998,936.84
57582PUD0	MASSACHUSETTS STATE	5,000,000.00	5,044,691.54
57582PUE8	MASSACHUSETTS STATE	8,000,000.00	8,000,000.00
57708QAW7	MATTEL INC	2,000,000.00	1,997,355.58
58013MDU5	MCDONALD’S CORP	2,000,000.00	1,995,590.15
589331AP2	MERCK & CO INC	3,000,000.00	3,180,113.55
590188JN9	MERRILL LYNCH (BANK OF AMER)	800,000.00	760,893.31

8

Security ID	DESCRIPTION	Current UNITS	STAT BOOK VALUE
59018YJ36	MERRILL LYNCH (BANK OF AMER)	1,000,000.00	999,487.19
59018YRZ6	MERRILL LYNCH (BANK OF AMER)	3,000,000.00	2,995,656.33
59025KAE2	MERRILL LYNCH MTG TR	5,000,000.00	4,972,408.41
60636WNR2	MISSOURI ST HWYS & TRANS COMM	2,500,000.00	2,500,000.00
63534PAG2	NATIONAL CITY BANK (PNC)	2,000,000.00	1,995,192.45
63536SAA7	NATIONAL CITY BANK (PNC)	2,000,000.00	1,840,764.71
635405AM5	NATIONAL CITY CORP (PNC)	4,000,000.00	4,407,216.67
637432DC6	NATL RURAL UTILITIES	2,000,000.00	1,978,694.77
641461LE6	NEVADA STATE	4,975,000.00	4,975,000.00
649840CM5	NY STATE ELEC & GAS(IBERDROLA)	7,000,000.00	7,088,237.29
649840CP8	NY STATE ELEC & GAS(IBERDROLA)	5,000,000.00	4,995,275.30
652482BX7	NEWS AMERICA INC (NEWS CORP)	2,000,000.00	2,109,969.10
655844AF5	NORFOLK SOUTHERN CORP	2,000,000.00	2,332,671.94
655844AW8	NORFOLK SOUTHERN CORP	1,033,000.00	1,009,128.47
665772CE7	NORTHERN STATES PWR-MINN(XCEL)	1,000,000.00	975,869.21
674599BM6	OCCIDENTAL PETROLEUM CORP	600,000.00	603,098.72
677415CD1	OHIO POWER CO(AM ELEC PWR)	2,000,000.00	1,987,494.40
677415CG4	OHIO POWER CO(AM ELEC PWR)	1,000,000.00	994,497.64
677521CQ7	OHIO STATE	2,000,000.00	2,000,000.00
677521CR5	OHIO STATE	2,500,000.00	2,500,000.00
677521CU8	OHIO STATE	1,215,000.00	1,215,000.00
68402LAC8	ORACLE CORP/OZARK HLDG	8,000,000.00	7,937,084.67
68608KA24	OREGON STATE	12,000,000.00	12,103,507.54
68608KD47	OREGON STATE	5,000,000.00	5,090,601.69

9

Security ID	DESCRIPTION	Current UNITS	STAT BOOK VALUE
69349LAC2	PNC BANK NA	2,000,000.00	1,945,537.36
69373UAA5	PACCAR INC	1,000,000.00	999,706.86
694032AX1	PACIFIC BELL	3,000,000.00	2,964,971.08
694308GD3	PACIFIC GAS & ELEC CO	8,000,000.00	7,892,672.06
694308GE1	PACIFIC GAS & ELEC CO	2,000,000.00	2,041,219.38
694308GL5	PACIFIC GAS & ELEC CO	1,000,000.00	1,034,642.90
695114CK2	PACIFICORP (BERKSHIRE)	1,000,000.00	994,577.29
708696BW8	PENNSYLVANIA ELEC(FIRSTENERGY)	2,000,000.00	1,993,705.03
70914PME9	PENNSYLVANIA STATE	10,000,000.00	9,968,986.28
70914PNE8	PENNSYLVANIA STATE	5,000,000.00	4,983,057.80
74456QAS5	PUBLIC SERVICE ELEC & GAS CO	10,000,000.00	10,185,649.63
76110WRQ1	RESIDENTIAL ASSET SEC (HE)	2,681,824.55	2,678,354.93
76110WSZ0	RESIDENTIAL ASSET SEC (HE)	4,726,038.45	4,700,225.87
771196AS1	ROCHE HLDGS INC	10,000,000.00	9,868,448.43
771367CB3	ROCHESTER GAS & ELECTRIC	2,000,000.00	2,027,688.36
780097AM3	ROYAL BANK OF SCOTLAND GRP PLC	7,000,000.00	6,651,802.13
780097AM3	ROYAL BANK OF SCOTLAND GRP PLC	5,000,000.00	4,832,921.86
786514AS8	SAFEWAY INC	600,000.00	625,222.68
786514BF5	SAFEWAY INC	2,000,000.00	2,023,768.62
797440BJ2	SAN DIEGO G & E CO (SEMPRA)	1,000,000.00	1,049,536.60
805564MT5	SAXON ASSET SEC TR (HE)	2,790,587.08	2,799,481.06
81413WAA8	SEC CAP INDUSTRIAL (PROLOGIS)	1,300,000.00	1,308,057.97
822582AJ1	SHELL INT’L FIN (ROYAL DUTCH)	2,000,000.00	1,993,924.03
826200AC1	SIEMENS FINAN	7,000,000.00	6,999,410.58

10

Security ID	DESCRIPTION	Current UNITS	STAT BOOK VALUE
828806AF6	SIMON PROP GROUP	2,000,000.00	1,991,455.76
837004BY5	SC ELEC & GAS CO (SCANA)	1,000,000.00	1,011,367.83
842400FA6	SOU CALIF ED CO (EDISON INTL)	2,000,000.00	1,992,559.75
842400FH1	SOU CALIF ED CO (EDISON INTL)	2,000,000.00	2,110,333.32
857449AB8	STATE STREET BANK	2,000,000.00	1,965,970.12
857449AB8	STATE STREET BANK	2,000,000.00	1,993,850.75
85744NAA9	STATE STREET BANK & TR	1,000,000.00	998,805.32
85771SAA4	STATOILHYDRO ASA	10,000,000.00	9,978,318.99
866930AD2	SUNAMERICA INC (AM INTL GRP)	1,850,000.00	1,874,408.71
86787GAC6	SUNTRUST BANK	2,000,000.00	2,003,071.27
86787GAD4	SUNTRUST BANK	3,000,000.00	2,994,915.67
87305QBZ3	TTX CO	2,000,000.00	1,997,075.85
87305QBZ3	TTX CO	2,000,000.00	1,997,075.85
880541NR4	TENNESSEE STATE	5,000,000.00	5,000,000.00
880591DW9	TENNESSEE VALLEY AUTH	30,000,000.00	29,948,076.30
882722KB6	TEXAS STATE TRANS COMM	3,150,000.00	3,360,043.13
883556AT9	THERMO FISHER SCIENTIFIC	1,000,000.00	999,636.47
887315BJ7	TIME WARNER INC	600,000.00	601,497.07
887317AC9	TIME WARNER INC	2,000,000.00	2,088,160.39
88731EAD2	TIME WARNER INC	1,500,000.00	1,497,681.76
907818CF3	UNION PACIFIC CORP	2,000,000.00	2,182,320.18
907818CF3	UNION PACIFIC CORP	1,000,000.00	1,063,619.11
911312AJ5	UNITED PARCEL SERVICE	1,000,000.00	1,048,982.86
91324PAM4	UNITED HEALTHCARE	7,000,000.00	6,901,514.04

11

Security ID	DESCRIPTION	Current UNITS	STAT BOOK VALUE
914378CP7	UNIVERSITY OF KENTUCKY	3,335,000.00	3,335,000.00
914378CQ5	UNIVERSITY OF KENTUCKY	3,440,000.00	3,440,000.00
914378CR3	UNIVERSITY OF KENTUCKY	3,555,000.00	3,555,000.00
914378CT9	UNIVERSITY OF KENTUCKY	6,000,000.00	6,000,000.00
914455JZ4	UNIVERSITY OF MICHIGAN	12,500,000.00	12,500,000.00
917542QR6	UTAH STATE	4,500,000.00	4,510,279.94
92345NAA8	VERIZON VIRGINIA INC	4,000,000.00	3,927,699.65
923474AA8	VERIZON FLORIDA INC	1,000,000.00	1,009,375.13
925524AU4	CBS CORP	3,000,000.00	2,896,897.15
927804EU4	VA ELEC & PR CO(DOMINION)	8,000,000.00	7,955,608.54
927804FF6	VA ELEC & PR CO(DOMINION)	1,000,000.00	1,021,782.10
92922FGC6	WASHINGTON MUTUAL	6,009,000.00	5,794,778.10
929903CH3	WACHOVIA CORP (WFC)	1,000,000.00	991,098.21
931142AU7	WAL-MART STORES	1,000,000.00	1,132,141.65
931142BT9	WAL-MART STORES	5,000,000.00	4,923,025.66
931142CH4	WAL-MART STORES	4,955,000.00	5,413,343.91
931142CH4	WAL-MART STORES	12,500,000.00	13,315,668.39
93974CPL8	WASHINGTON STATE	3,510,000.00	3,510,000.00
93974CRF9	WASHINGTON STATE	20,000,000.00	20,000,000.00
94874RCC8	WEINGARTEN REALTY INVST	3,000,000.00	3,023,488.43
94973VAG2	WELLPOINT INC	1,000,000.00	988,834.59
949746CR0	WELLS FARGO & CO	3,000,000.00	3,048,934.77
94979RAJ9	WELLS FARGO MBS TR	3,316,423.54	3,307,202.06
94979RAJ9	WELLS FARGO MBS TR	3,316,423.51	3,310,727.97

12

Security ID	DESCRIPTION	Current UNITS	STAT BOOK VALUE
94980YAH5	WELLS FARGO MBS TR	6,036,000.00	5,881,751.42
94981AAD5	WELLS FARGO MBS TR	2,650,000.00	2,529,838.32
94984EBA9	WELLS FARGO MBS TR	10,000,000.00	9,871,547.83
976826BH9	WISCONSIN PWR & LT (ALLIANT)	5,000,000.00	5,026,081.16
983024AE0	WYETH (PFIZER)	3,000,000.00	2,997,899.83
983024AF7	WYETH (PFIZER)	2,000,000.00	2,244,073.49
98385XAT3	XTO ENERGY INC (EXXON)	5,000,000.00	5,172,356.25
98389BAM2	XCEL ENERGY INC	2,000,000.00	1,993,983.93
38375D4T2	GNMA	4,718,934.00	4,735,077.16

054937AF4	BB&T CORP	11,000,000.00	10,954,423.17
2463804G1	DELAWARE STATE	12,350,000.00	12,441,581.96
312915U58	FHLMC	187,283.54	184,123.33
31395MDZ9	FHLMC	2,500,000.00	2,533,701.77
31396Q3D9	FNMA	2,869,193.00	2,902,829.05
31396QB81	FNMA	1,264,705.00	1,161,052.51
31398CU55	FHLMC	3,350,000.00	3,338,016.80
31398PSA8	FNMA	3,000,000.00	2,895,783.47
38373AJK3	GNMA	3,874,143.00	3,926,827.26
38374T6M1	GNMA	2,000,000.00	1,989,840.99
Cash equal to $40,706.00

13

Annex B
Net Settlements

For each Monthly Accounting Period, the Parties will effect a Net Settlement, as follows:

A =        (i)         Reinsurer’s Share of Premiums collected during the relevant month;

+ (ii)        Amounts due and owing to the Reinsurer pursuant to Section 11.1;

- (iii)        Reinsurer’s Share of the net increase (decrease is negative) in policy loan principal balances; and

+ (iv)       Reinsurer’s Share of Interest on policy loans.

B =         (i)         Reinsurer’s Share of Reinsured Liabilities incurred during the relevant month;

+ (ii)        Reinsurer’s Share of Producer Payments paid during the relevant month pursuant to Section 1.5;

+ (iii)       Reinsurer’s Share of guaranty fund assessments paid during the relevant month pursuant to Section 1.6(a);

+ (iv)       Estimated Premium Taxes equal to 2.5% of premiums received under the Reinsured Policies during the relevant month pursuant to Section 1.6(b);

+ (v)        with respect to the Net Settlement for the second calendar month of each year, an adjustment equal the difference (whether positive or negative) between actual Premium Taxes paid by the Company in respect of the Reinsured Policies for the prior calendar year (after giving effect to any offsets for guaranty fund assessments reimbursed by the Reinsurer pursuant to Section 1.6(a)) and estimated Premium Taxes for such prior calendar year paid by the Reinsurer pursuant to item (iv) above in any previous Net Settlement;

+ (vi)       Reinsurer’s Share of expenses incurred by the Company during the relevant month in connection with issuance of new Policies pursuant to Section 5.6; and

+ (vii)      Amounts due and owing to the Company pursuant to Section 11.2.

“Net Settlement” = (A minus B), and is payable to the Reinsurer if positive and, if negative, the absolute value is payable to the Company.

2

Annex C
Estimated Discounted Interest Maintenance Reserve Amortization

“Discounted Interest Maintenance Reserve Amortization” for purposes of calculating the Estimated Ceding Commission means, with respect to an asset, an amount equal to the discounted present value (at a 12% discount rate) of the future amortization of the amount (either positive or negative) that would have been allocated to the Company’s Interest Maintenance Reserve in the event such asset had been sold on the date three Business Days prior to the Effective Date.

Annex D
Actual Discounted Interest Maintenance Reserve Amortization

“Discounted Interest Maintenance Reserve Amortization” for purposes of calculating the Actual Ceding Commission means, with respect to an asset, an amount equal to the discounted present value (at a 12% discount rate) of the future amortization of the amount (either positive or negative) that would have been allocated to the Company’s Interest Maintenance Reserve in the event such asset had been sold on the Effective Date.

Annex E
Valuation Methodology for Net Retained Liabilities

The Net Retained Liabilities Initial Ceding Commission Adjustment shall be calculated as (A / B) X C, where:

“A” equals the actuarial appraisal value at a 12.0% discount rate, after tax and after cost of capital, of the Net Retained Liabilities that were inforce as of December 31, 2009, using the same assumptions, methods, and procedures as were used in the Actuarial Appraisal,

“B” equals $164.0 million, and

“C” equals $200.5 million.

For purposes of this Annex E, the term “Actuarial Appraisal” shall have the meaning ascribed thereto in the Stock Purchase Agreement.

Annex F
Net Retained Liability Ceding Commission Amount

The Net Retained Liabilities Ceding Commission Amount shall be calculated as (A / B) X C, where:

“A” equals the actuarial appraisal value at a 12.0% discount rate, after tax and after cost of capital, of the Net Retained Liability as inforce as of December 31, 2009, using the same assumptions, methods, and procedures as were used in the Actuarial Appraisal,

“B” equals $164.0 million, and

“C” equals $200.5 million.

For purposes of this Annex F, the term “Actuarial Appraisal” shall have the meaning ascribed thereto in the Stock Purchase Agreement.

Exhibit A
Form of Trust Agreement

[Attached]

Schedule 13.1(ttt)

Product								Former Reinsurer
Initial Year	Line	Product	Company	Former Company		Reinsurer	Former Reinsurer	#2	Status	Termination Date
1	2003 Life	Coinsurance (Express Term I & II)	RBC Ins	Liberty Life Ins. Co.		Wilton Reassurance Life of NY	American Life Ins. Co. of NY		Closed for NB	January 6, 2006
		Facultative YRT Agreement & AD&D (Ten Year Select				American United (Employers
2	1981 Life	Non Experience Refund)	RBC Ins	Liberty Life Ins. Co.		Reassurance Co. as admins for AUL)	American United Life		Closed for NB	February 29, 2004
3	1987 Life	Coinsurance (Argus Universal Life “Gold Plan”)	RBC Ins	Liberty Life Ins. Co.	(Argus)	Generali	BMA	Argus	Closed for NB
4	1984 Life	YRT (LP-90, LP-80, GPWL & SWL Plans)	RBC Ins	Liberty Life Ins. Co.	(Argus)	Generali	BMA	Argus	Open
5	1990 Life	Bulk ADB	RBC Ins	Liberty Life Ins. Co.		BMA			Closed for NB	January 1, 1999
6	1995 Life	Continuum Product	RBC Ins	Liberty Life Ins. Co.		Protective Life	BMA		Open
						US Business of Canada Life Assurance	Crown Life Reinsurance
7	1988 Life	Automatic YRT (New Life/Super New Life(76232)	RBC Ins	Liberty Life Ins. Co.	(Kentucky Central)	Co.	Options		Closed for NB	April 14, 1997
US Business of Canada Life Assurance
8	2003 Life	Automatic Coinsurance (RBC Express Term)	RBC Ins	Liberty Life Ins. Co.		Co.			Closed for NB	August 31, 2007
		Automated Coinsurance (Express Term II, Simplified Issue, Fully				US Business of Canada Life Assurance
9	2004 Life	Gauranteed Term)	RBC Ins	Liberty Life Ins. Co.		Co.			Closed for NB	December 31, 2007
10	1969 Life	YRT (Disaster Excess Reinsurance Agreement)	RBC Ins	State National		ERC			Open
11	1983 Life	Facultative YRT	RBC Ins	Liberty Life Ins. Co.		ERC	Phoenix Home Life		Closed for NB
12	1988 Life	Automatic Coinsurance (ART to 75, 5 year R&C)	RBC Ins	Liberty Life Ins. Co.		ERC	Phoenix Home Life		Open
13	1998 Life	Automatic YRT (Ultra, Ultra II, Plus, Plus II, SPUL, Flex, ISWL, 10 yr Level Term Rider, OIR)	RBC Ins	Liberty Life Ins. Co.		ERC	Phoenix Home Life		Open
14	1988 Life	Automatic YRT (New Life/Super New Life(76232)	RBC Ins	Liberty Life Ins. Co.	(Kentucky Central)	ERC	Frankona America Life		Open
15	1989 Life	Automatic Coinsurance (Level 10 Plan)	RBC Ins	Liberty Life Ins. Co.	(Kentucky Central)	ERC	Frankona America Life		Open
16	2003 Life	Automatic Coinsurance (Express Term)	RBC Ins	Liberty Life Ins. Co	(BMA)	ERC			Open
Indemnity Reinsurance Agreement (Preneed) (Estate
17	1993	Assurance)	RBC Ins	Liberty Life Ins.Co.		Union Security Ins. Co.	Fortis Benefits Ins.	Pierce National Life	Open
18	1994	Indemnity Reinsurance Agreement (Preneed)	RBC Ins	Liberty Life Ins.Co.		Union Security Ins. Co.	Fortis Benefits Ins.	Pierce National Life	Open
19	1981 Life	Facultative YRT	RBC Ins	Liberty Life Ins. Co.		General Re Life Corp.	General & Cologne Life Re		Open

20	2003 Life	Automatic YRT (Clarity Duo VUL Plan)	RBC Ins	BMA		General Re Life Corp.	General & Cologne Life Re		Open
Hannover Life Re Assurance Co. of
21	2003 Life	Automatic YRT (Clarity Duo VUL Plan)	RBC Ins	BMA		America			Open
Hannover Life Re Assurance Co. of
22	2006 Life	AD&D Quota Share agreement	RBC Ins	Liberty Life Ins. Co.		America			Open
Accident &
23	1998 Health	Bulk ADB Quota Share agreement	RBC Ins	Liberty Life Ins. Co.		Hartford Life & Accident Ins. Co.			Closed for NB	March 1, 2005
Accident &
24	1999 Health	Bulk ADB Quota Share agreement (Liberty Direct)	RBC Ins	Liberty Life Ins. Co.		Hartford Life & Accident Ins. Co.			Closed for NB	December 31, 2004
Accident &
25	2001 Health	Hospital Income Quota Share agreement	RBC Ins	Liberty Life Ins. Co.		Hartford Life & Accident Ins. Co.			Closed for NB	December 31, 2005
Accidental
26	2002 Death	Low Cost Decreasing Bulk Adb Quota Share agreement	RBC Ins	Liberty Life Ins. Co.		Hartford Life & Accident Ins. Co.			Closed for NB	December 31, 2005
Life &
	Accident	Coinsurance (Mortgage Life, disability Life & Accidental
27	1999 and Health	Death Ins.)	RBC Ins	Liberty Life Ins. Co.		Lifeshield National Insurance Co.	Homeshield Ins. Co.		Open
28	1980 Life	Automatic Coinsurance (ART 80 Plan)	RBC Ins	Liberty Life Ins. Co.	(Argus)	Swiss Re Life & Health America, Inc	Life Re Corp. of America	General Re Corp.	Closed for NB	July 1, 1987
29	1981 Life	Facultative YRT	RBC Ins	Liberty Life Ins. Co.	(Argus)	Swiss Re Life & Health America, Inc	Life Re Corp. of America	General Re Corp.	Open

30	1984 Life	Automatic Coinsurance UL	RBC Ins	Liberty Life Ins. Co.	(Argus)	Swiss Re Life & Health America, Inc	Life Re Corp. of America	General Re Corp.	Closed for NB	July 1, 1987

31	1984 Life	Automatic Coinsurance UL	RBC Ins	Liberty Life Ins. Co.	(Southern Life Ins)	Swiss Re Life & Health America, Inc	Life Re Corp. of America	General Re Corp.	Open
Automatic Coinsurance Bulk (Limited ART, Five Year
32	1992 Life	R&C, ART to 75)	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc	Life Re Corp. of America		Open
33	1991 Life	Automatic Coinsurance (GAM Business)	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc	Life Re Corp. of America		Open
Automatic YRT Bulk (Flex, Int. Sensitive WL,Plus, Plus II
34	1992 Life	and Term to 95, Single Premium UL, Ultra & Ultra II)	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc	Life Re Corp. of America		Open

Product								Former Reinsurer
Initial Year	Line	Product	Company	Former Company		Reinsurer	Former Reinsurer	#2	Status	Termination Date
		Direct Term 10, 20LT Coinsurance Agreement (Auto &				Lincoln National Life Insurance Co.
35	2001 Life	Fac)	RBC Ins	Liberty Life Ins. Co.		(Admin. By Swiss Re)			Closed for NB
36	1970 Life	YRT (Group Life)	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc	Lincoln (GX-2048)		Open
37	1999 Life	YRT (Auto & Fac)	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc	Lincoln (37)		Open
Coinsurance (YRT to 75 & 5-Year Renewable and
38	1961 ART	Convertible Term)	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc	Lincoln (Linc-3)		Closed for NB
39	1964 Life	Facultative YRT	RBC Ins	Liberty Life Ins. Co.		Munich American Reassurance Co.			Closed for NB	February 1, 1992
40	1989 Life	Automatic YRT (New & Super Life)	RBC Ins	Liberty Life Ins. Co.	(Kentucky Central)	Munich American Reassurance Co.			Open
41	1989 Life	Coinsurance (New Life Level 10 plan)	RBC Ins	Liberty Life Ins. Co.	(Kentucky Central)	Munich American Reassurance Co.			Open
42	1988 Life	Automatic Coinsurance ( ART to 75)	RBC Ins	Liberty Life Ins. Co.		Munich American Reassurance Co.	Continental Assurance Co.		Open
43	1988 Life	Automatic YRT	RBC Ins	Liberty Life Ins. Co.		Munich American Reassurance Co.	Continental Assurance Co.		Open
44	2008 Life	Automatic Coinsurance (Express Term II)	RBC Ins	Liberty Life Ins. Co.		Munich American Reassurance Co.			Open
45	2008 Life	Automatic Coinsurance (RBC Level Term)	RBC Ins	Liberty Life Ins. Co.		Munich American Reassurance Co.			Open
Life & Casualty Insurance
46	1982 Life	Coinsurance (Modernizer Life)	RBC Ins	Liberty Life Ins. Co.	(Magnolia Life)	Optimum Re Insurance Co.	Co. of Tennessee		Closed for NB
				Libertry Life Ins.Co.	(State National Life Ins.
47	1963 Life	YRT	RBC Ins	Co.)		Optimum Re Insurance Co.	AGC Life Ins. Co.		Open
				Liberty Life Ins. Co.	(State National Life Ins.
48	1982 Life	YRT	RBC Ins	Co.)		Optimum Re Insurance Co.	AGC Life Ins. Co.		Open
				Liberty Life Ins. Co.	(State National Life Ins.
49	1983 Life	Coinsurance (ART 70 Plan)	RBC Ins	Co.)		Optimum Re Insurance Co.	AGC Life Ins. Co.		Open
				Liberty Life Ins. Co	(State National Life Ins.
50	1990 Life	Coinsurance (Term to 90)	RBC Ins	Co.)		Optimum Re Insurance Co.	AGC Life Ins. Co.		Open
YRT & Facultative Coinsurance (Millennium Series Term
51	1994 Life	plans)	RBC Ins	Liberty Life Ins. Co.		Optimum Re Insurance Co.			Open
52	1999 Life	Coinsurance (Auto & Fac) (Term to 99)	RBC Ins	Liberty Life Ins. Co.		Optimum Re Insurance Co.			Open
				Liberty Life Ins. Co.	(Kentucky Central Life Ins.		General American Life Ins.
53	1983 Life	Automatic YRT (New & Super Life)	RBC Ins	Co.)		RGA Reinsurance Co.	Co.		Open
54	2004 Life	Coinsurance (Auto & Fac) (ART to 75)	RBC Ins	Liberty Life Ins. Co.		RGA Reinsurance Co.			Open
55	2004 Life	YRT (Auto & Fac) (UL Interest Sensitive, WL, LP65)	RBC Ins	Liberty Life Ins. Co.		RGA Reinsurance Co.			Open
56	2004 Life	Coinsurance (Auto & Fac) (Level Term)	RBC Ins	Liberty Life Ins. Co.		RGA Reinsurance Co.			Closed for NB
57	2003 Life	Automatic YRT (Clarity Duo VUL Plan)	RBC Ins	BMA		Scottish Re U.S. , Inc			Closed for NB
58	2004 Life	Coinsurance Agreement (Level Term Products)	RBC Ins	Liberty Life Ins. Co.		Scottish Re U.S. , Inc			Closed for NB
59	1993 Life	Coinsurance (Credit Life)	RBC Ins	Liberty Life Ins. Co.		Southern Providence Life Ins. Co.			Open
		Automatic YRT (New Life/Super New Life, Commercial Term Policy		Liberty Life Ins. Co.	(Kentucky Central Life Ins.
60	1988 Life	Decreasing Term Policy)	RBC Ins	Co.)		Security Life of Denver	ING		Open
				Liberty Life Ins. Co.	(Kentucky Central Life Ins.
61	1989 Life	Coinsurance (Level-10 plan)	RBC Ins	Co.)		Security Life of Denver	ING		Open
62	2004 Life	Coinsurance (RBC Level Term - 10,15,20&30 Year Plans)	RBC Ins	Liberty Life Ins. Co.		Security Life of Denver	ING		Open
Automatic Coinsurance Agreement (Equity indexed
63	2000 Annuity	annuity)	RBC Ins	BMA		Sun Life Assurance Co. Of Cananda US	KeyPort Life Ins. Co.		Open
				Liberty Life Ins. Co.	(Kentucky Central Life Ins.		North American
64	1982 Life	Automatic YRT (Super Life Plan)	RBC Ins	Co.)		Swiss Re Life & Health America, Inc	Reassurance Co.		Open
65	1988 Life	Automatic YRT (New Life / Super New Life Plan & Commercial Term, Decreasing Term)	RBC Ins	Liberty Life Ins. Co. Co.)	(Kentucky Central Life Ins.	Swiss Re Life & Health America, Inc	North American Reassurance Co.		Open
				Liberty Life Ins. Co.	(Kentucky Central Life Ins.		North American
66	1989 Life	Automatic Coinsurance (Level - 10 Plan)	RBC Ins	Co.)		Swiss Re Life & Health America, Inc	Reassurance Co.		Open
North American
67	1956 Life	Automatic YRT (1Manual policy inforce)	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc	Reassurance Co.		Open
North American
68	1967 Life	Accident and Sickness Agreement	RBC Ins	Liberty Life Ins. Co.	(Southern Life Ins. Co.)	Swiss Re Life & Health America, Inc	Reassurance Co.		Open
Lincoln National Life Insurance Co.
69	2005 Life	YRT (Millennium Term)	RBC Ins	Liberty Life Ins. Co.		(Admin. By Swiss Re)			Closed for NB
70	1975 Life	Excess (Simplematic Individual Excess (SIE) Business)	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc	Southern Life		Closed for NB	December 31, 1986
Lincoln National Life Insurance Co.
71	2005 Life	Coinsurance (Term 10/Term 20)	RBC Ins	Liberty Life Ins. Co.		(Admin. By Swiss Re)			Open
72	1996 AD&D	Quota Share Agreement (Forms L-991 (1-96) and L-994 (1-96) PA, SC,WV)	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc	Cigna		Open
73	1975 Life	Coinsurance (One Year Term)	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc	Southern Life		Open
Lincoln National Life Insurance Co.
74	2005 Life	YRT (ART to 100, YRT to 95, YRT to 75, UL products)	RBC Ins	Liberty Life Ins. Co.		(Admin. By Swiss Re)			Open
75	2006 Life	Coinsurance (Level Term)	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc			Open
76	2008 Life	Automatic YRT (WL & LP65)	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc			Open
77	2007 Life	Automatic YRT (Indexed Universal Life)	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc			Open

Product								Former Reinsurer
Initial Year	Line	Product	Company	Former Company		Reinsurer	Former Reinsurer	#2	Status	Termination Date
78	1982 Life	YRT (Advanced Big Case Program)	RBC Ins	Liberty Life Ins.Co.		Swiss Re Life & Health America, Inc	Cigna		Closed for NB	November 1, 1988
79	1988 Life	YRT (FLEX, Interest Sensitive WL, PLUS, PLUS II, Single Prem UL, ULTRA, ULTRA II)	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc	Connecticate General		Open
80	1988 Life	Coinsurance	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc	Connecticate General		Closed for NB	April 20, 1989
81	1997 Life	Automatice & Facultative YRT (LifeTrack Plus UL)	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc	North American		Open
82	1976 Life	Facultative Coinsurance Agreement (YRT-80, YRT-100, Mortgage Term)	RBC Ins	Liberty Life Ins. Co Co.)	(Argus Life Ins.	Swiss Re Life & Health America, Inc	Reassurance Co.		Open
				Liberty Life Ins. Co.	(Southern Life Ins.
83	1984 Life	YRT (UL plan)	RBC Ins	Co.)		Swiss Re Life & Health America, Inc	Cigna		Open
84	1987 Life	Facultative (All forms of UL plans)	RBC Ins	Liberty Life Ins. Co.		Transamerica Life Ins Co.			Open
Automatic Reinsurance (All UL plans, ART, 5 Yr RT,10 Yr
85	1987 Life	LT, Term - 95)	RBC Ins	Liberty Life Ins. Co.		Transamerica Life Ins Co.			Open
Automatice Reinsurance (Excuflex (Group Term Carve
86	1987 Life	Out))	RBC Ins	Liberty Life Ins. Co.		Transamerica Life Ins Co.			Open
		Automatic Reinsurance (Flexable Premium Adjustable		Liberty Life Ins. Co.	(Southern Life Ins.
87	1984 Life	Life)	RBC Ins	Co.)		Transamerica Life Ins Co.			Open
		Automatic Reinsurance (Requalification Term Plan		Liberty Life Ins. Co.	(Argus Life Ins.
88	1988 Life	w/Guaranteed Requal Opt)	RBC Ins	Co.)		Transamerica Life Ins Co.			Open
				Liberty Life Ins Co.	(Argus Life Ins.
89	1988 Life	Automatic Rinsurance (UL and WL Plans)	RBC Ins	Co.)		Transamerica Life Ins Co.			Open
General American Life Ins.
90	1988 Life	Automatic YRT (New & Super Life)	RBC Ins	Liberty Life Ins. Co.	(Kentucky Central)	Transamerica Life Ins Co.	Co.		Open
Automatic Reinsurance (Group Decreasing Mortgage
91	1992 Life	Protection)	RBC Ins	Liberty Life Ins. Co.		Triangle Life			Open
92	2008 Life	Automatic Coinsurance (Express Term II)	RBC Ins	Liberty Life Ins. Co.		Wilton Reassurance Co.			Open
93	1972 Life	Facultative - Obligatory Reinsurance	RBC Ins	Liberty Life Ins. Co.	(BMA)	AIG Life Ins. Co.	All American Life		Closed for NB	May 29, 2004
94	2001 Life	Automatic Reinsurance (Clarity 10 YR Term - Form L7079) RBC Ins		Liberty Life Ins. Co.	(BMA)	RGA Reinsurance Co.	Allianz Re		Open
American United (Employers
95	2001 Life	Facultative (Clarity VUL - Form VL50)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Reassurance Co. as admins for AUL)	American United Life		Closed for NB	May 29, 2004
American United (Employers
96	1994 Life	Automatic YRT (Assurflex)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Reassurance Co. as admins for AUL)	American United Life		Closed for NB	February 29, 2004
97	2001 Life	Automatic Reinsurance (Clarity SVUL Form VL51)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Employers Reassurance Corp.			Open
98	2001 Life	Automatic Reinsurance ( Clarity SVUL Form VL51)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Munich American Reassurance Co.			Open
99	2001 Life	Automatic Reinsurance ( Clarity SVUL Form VL51)	RBC Ins	Liberty Life Ins. Co.	(BMA)	RGA Reinsurance Co.			Open
100	1959 Life	Automatic Reinsurance (Traditional, UL)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Washington National Insurance Co.	Bankers National Life		Closed for NB	November 1, 1983
101	1976 Life	Automatic/Facultative Reinsurance (Traditional, UL)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Washington National Insurance Co.	Bankers National Life		Closed for NB	November 1, 1983
102	1974 Life	Facultative-Obligatory Reinsurance (Single Life Plans, Joint WL, BMA Preferred/ART)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Cincinnati Life	Inter-Ocean Ins. Co.		Open
103	2003 Life	Reinsurance Agreement	RBC Ins	Liberty Life Ins. Co.	(BMA)	Sun Life Assurance Co. Of Cananda US Clarica Life			Open
Automatic YRT Reinsurance (Flexable Premium
104	1998 Life	Adjustable Varible Life)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Conseco Life			Open
105	1977 Life	Facultative YRT (Single Life Plans)	RBC Ins	Liberty Life Ins. Co.	(BMA)	AXA Equitable Life			Open
106	1994 Life	Facultative YRT (Flexible Premium Adjustable Life, WL2000 & LP75, T-95, Omniterm)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Munich American Reassurance Co.	CNA	Continental Assurance Co.	Open
107	2001 Life	Facultative YRT (Clarity VUL - Form VL50)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Employers Reassurance Corp.			Closed for NB
108	2001 Life	Automatic YRT (Clarity SVUL Form VL51, 4 year Term, Survivorship Term)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Employers Reassurance Corp.			Open
109	2001 Life	Automatic Coinsurance (Clarity 10 Yr Term Form L7079 )	RBC Ins	Liberty Life Ins. Co.	(BMA)	Employers Reassurance Corp.			Closed for NB
110	1993 Life	Facultative YRT Self-Administered (LP75 & WL2000)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Scottish Re Life Corp. (ERC Life)	Frankona America Life		Open
111	1993 Life	Facultative (Life Plans)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Scottish Re Life Corp. (ERC Life)	Phoenix Home Life		Open
112	1993 Life	Automatic YRT (OmniTerm , VUL)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Scottish Re Life Corp. (ERC Life)	Frankona America Life		Closed for NB
Automatic YRT (CAWL Form L-5015, BWL II Form L-
113	1989 Life	5014) Fac. 5/1/1993	RBC Ins	Liberty Life Ins. Co.	(BMA)	Scottish Re Life Corp. (ERC Life)	Frankona America Life		Closed for NB	February 29, 2004

Product								Former Reinsurer
Initial Year	Line	Product	Company	Former Company		Reinsurer	Former Reinsurer	#2	Status	Termination Date
114	1979 Life	Facultative/Obligatory Excess (Life Plans)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Scottish Re Life Corp. (ERC Life)	Frankona America Life		Closed for NB	December 30, 1993
115	1980 Life	Facultative (Life Plans)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Great West			Open
Automatic & Facultative YRT (LP75,WL2000,UL & Term
116	1992 Life	riders)	RBC Ins	Liberty Life Ins. Co.	(BMA)	General Re Life Corp.	General & Cologne Life Re		Open
SCOR Global Life Re Insurance
117	1998 Life	Automatic (All Single Life Plans & Riders)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Company of Texas (Revios)	Gerling Global		Closed for NB
		Automatic (All Single Life Plans & Riders) tied to Excess				SCOR Global Life Re Insurance
118	1980 Life	Treaty	RBC Ins	Liberty Life Ins. Co.	(BMA)	Company of Texas (Revios)	Gerling Global		Open
119	1993 Life	Automatic & Facultative YRT (Group Carve Out)	RBC Ins	Liberty Life Ins. Co.	(BMA)	RGA Reinsurance Co.	Saint Louis Re		Open
120	1996 Life	Automatic & Facultative YRT (Assurflex UL)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Security Life of Denver	ING		Open
121	1997 Life	Automatic Coinsurance (Term Track, 10/20, RT	RBC Ins	Liberty Life Ins. Co.	(BMA)	Security Life of Denver	ING		Open
122	1997 Life	Automatic & Facultative YRT (LifeTrack Plus UL)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Security Life of Denver	ING		Open
123	1996 Life	Facultative Coinsurance Agreement (Endeavor)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Security Life of Denver	ING		Open
124	2001 Life	Automatic & Facultative YRT ( Clarity VUL Form VL50)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Security Life of Denver	ING		Open
125	1980 Life	Automatic (Preferred Life & ART)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Manhattan Life			Closed for NB	September 1, 1989
126	1974 Life	Automatic Second Excess Reinsurance Agreement	RBC Ins	Liberty Life Ins. Co.	(BMA)	Manhattan Life			Closed for NB	June 23, 1989
127	1969 Life	Facultative-Obligatory Reinsurance	RBC Ins	Liberty Life Ins. Co.	(BMA)	Manhattan Life			Closed for NB	June 23, 1989
Automatic Excess Coinsurance (Compuflex II, Compuflex
128	1984 Life	III UL)	RBC Ins	Liberty Life Ins. Co.	(BMA)	John Hancock Life Insurance Co.	Manulife		Open
129	1982 Life	Coinsurance (Compuflex)	RBC Ins	Liberty Life Ins. Co.	(BMA)	John Hancock Life Insurance Co.	Manulife		Open
Automatic Coinsurance (Compu-Flex III, Magnum II, Value
130	1987 Life	Builder)	RBC Ins	Liberty Life Ins. Co.	(BMA)	AIG Life Ins. Co.	Old Line Life		Open
Hannover Life Re Assurance Co. of
131	1999 Life	Facultative YRT (Life Plans)	RBC Ins	Liberty Life Ins. Co.	(BMA)	America			Open
132	1998 Life	Automatic & Facultative YRT (VUL)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Munich American Reassurance Co.			Open
133	1993 Life	Automatic & Facultative YRT (Omniterm)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Munich American Reassurance Co.			Open
Automatice & Facultative YRT (WL2000, LP75) (Fac. Only
134	1992 Life	Magnum II, Compuflex III, Value Builder & Term 5, 10, 95)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Munich American Reassurance Co.			Open
135	2001 Life	Automatic YRT (Clarity VUL, Form VL51 Second to Die)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Munich American Reassurance Co.			Open
136	1985 Health	Individiual Health Administration Agreement	RBC Ins	Liberty Life Ins. Co.	(BMA)	Union Central			Open
US Business of Canada Life Assurance
137	1998 Life	Facultative YRT (UL, WL, LP-75, Term and VUL Plans)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Co.	Crown Life		Open	October 31, 2009
US Business of Canada Life Assurance
138	1996 Life	Automatic Coinsurance (Endeavor Term, VUL CAWL)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Co.	Crown Life		Open	October 31, 2009
US Business of Canada Life Assurance
139	1973 Life	Automatic (BMA Preferred Life, ART)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Co.	Crown Life		Closed for NB	October 31, 2009
140	1989 Life	Automatic & Facultative YRT (ART - L5020, L5466, L5467, L5468, L5469)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Security Life of Denver	ING		Open
141	1993 Life	Automatic & Facultative YRT (Protector Second to Die)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Security Life of Denver	ING		Open
142	1993 Life	Automatic & Facultative YRT (BMAVUL)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Security Life of Denver	ING		Open
143	1989 Life	Automatic YRT (All Plans)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Sun Life Assurance Co. Of Cananda US Clarica Life			Open
144	1984 Life	Automatic Coinsurance Excess (Compu Flex II)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Sun Life Assurance Co. Of Cananda US Clarica Life			Open
145	1985 Life	Automatic Coinsurance Excess (Magnum)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Sun Life Assurance Co. Of Cananda US Clarica Life			Open
146	1983 Life	Excess Coinsurance ( Direct ART Pool & Replacements)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Sun Life Assurance Co. Of Cananda US Clarica Life			Open
General American Life Ins.
147	1991 Life	Automatic (Current Assumption WL - 2nd to die)	RBC Ins	Liberty Life Ins. Co.	(BMA)	RGA Reinsurance Co.	Co.		Open

Product								Former Reinsurer
Initial Year	Line	Product	Company	Former Company		Reinsurer	Former Reinsurer	#2	Status	Termination Date
148	1994 Life	Facultative (Flexible Premium Adjustable Life (MLII) (CF3),WL2000, LP75,T-95, Omniterm, Endeavor 10 & Assurflex)	RBC Ins	Liberty Life Ins. Co.	(BMA)	RGA Reinsurance Co.	Minnesota Life		Open
149	2008 Life	Coinsurance (RBC Level Term - 10,15,20&30 Year Plans)	RBC Ins	Liberty Life Ins. Co.		Transamerica Life Ins Co.			Open
150	2008 Life	YRT Agreement (Family Protection Series - WL, LP65) (2001 CSO)	RBC Ins	Liberty Life Life Ins. Co.		Transamerica Life Ins Co.			Open
151	1997 Life	Automatic & Facultative YRT (LifeTrack Plus UL)	RBC Ins	Liberty Life Ins. Co.	(BMA)	RGA Reinsurance Co.			Open
152	1996 Life	Automatic & Facultative YRT (Assurflex UL)	RBC Ins	Liberty Life Ins. Co.	(BMA)	RGA Reinsurance Co.			Open
		Automatic & Facultative YRT (LP75,WL2000,Value					General American Life Ins.
153	1992 Life	Builder, Term 5,10 &95)	RBC Ins	Liberty Life Ins. Co.	(BMA)	RGA Reinsurance Co.	Co.		Open
General American Life Ins.
154	1989 Life	Automatic Agreement (Select & Ultimate Term)	RBC Ins	Liberty Life Ins. Co.	(BMA)	RGA Reinsurance Co.	Co.		Open
General American Life Ins.
155	1989 Life	Automatic Agreement (BWL & BWL II)	RBC Ins	Liberty Life Ins. Co.	(BMA)	RGA Reinsurance Co.	Co.		Open
General American Life Ins.
156	1993 Life	Automatic & Facultative YRT (Omniterm)	RBC Ins	Liberty Life Ins. Co.	(BMA)	RGA Reinsurance Co.	Co.		Open
General American Life Ins.
157	1991 Life	Automatic Agreement (LT5 & LT10)	RBC Ins	Liberty Life Ins. Co.	(BMA)	RGA Reinsurance Co.	Co.		Open
		Facultative (Clarity SVUL, 4 YR Term, Survivorship Term				Lincoln National Life Insurance Co.
158	2001 Life	Rider)	RBC Ins	Liberty Life Ins. Co.	(BMA)	(Admin. By Swiss Re)			Open
Lincoln National Life Insurance Co.
159	2001 Life	Automatic YRT (Clarity VUL, Form VL50)	RBC Ins	Liberty Life Ins. Co.	(BMA)	(Admin. By Swiss Re)			Open
Lincoln National Life Insurance Co.
160	2001 Life	Automatic Coinsurance (Clarity 10 Yr Term Form L7079 )	RBC Ins	Liberty Life Ins. Co.	(BMA)	(Admin. By Swiss Re)			Open
161	1996 Life	Automatic Coinsurance (Endeavor Term, UL CAWL)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Swiss Re Life & Health America, Inc			Open
162	1996 Life	Automatic & Facultative YRT (Assurflex UL)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Swiss Re Life & Health America, Inc			Open
		Automatic & Facultative YRT (WL2000, LP75, Value					North American
163	1992 Life	Builder, T5, T10,T95, Magnum II & Compuflex)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Swiss Re Life & Health America, Inc	Reassurance Co.		Open
164	1981 Life	Automatic Quota Share Coinsurance (Traditional G20, L5000)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Swiss Re Life & Health America, Inc	North American Reassurance Co.		Open
North American
165	1979 Life	Automatice Coinsurance (ML I, ML II, UL)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Swiss Re Life & Health America, Inc	Reassurance Co.		Open
The Mercantile & General
166	1993 Life	YRT Reinsurance Agreement (Omni Term)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Swiss Re Life & Health America, Inc	Life Re.		Open
The Mercantile & General
167	1993 Life	Facultative YRT (Single Life Plans)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Swiss Re Life & Health America, Inc	Life Re.		Open
168	1970 Life	Facultative YRT (Traditional, UL)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Security Mutual Life Ins. Co. of NY			Open
169	1972 Life	Facultative Obilgatory (Life Plans)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Security Mutual Life Ins. Co. of NY			Open
170	1978 Life	Automatic YRT (Life plans)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Security Mutual Life Ins. Co. of NY			Open
171	1981 Life	Facultative Obilgatory (Life Plans tied to excess treaty)	RBC Ins	Liberty Life Ins. Co.	(BMA)	United of Omaha	United Benefit Life Ins. Co.		Closed for NB
172	1981 Life	Automatic Second Excess Reinsurance Agreement	RBC Ins	Liberty Life Ins. Co.	(BMA)	United of Omaha	United Benefit Life Ins. Co.		Closed for NB
173	1992 Life	Automatic (Magnum Life II, Compu-Flex III, FPO, PIR, COL, AIB Riders)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Transamerica Financial Life Ins Co.			Open
Facultative (All Plans covered by 1055-13 except
174	1992 Life	Magnum Life II & Compu-Flex III)	RBC Ins	Liberty Life Ins. Co.	(BMA)	Transamerica Financial Life Ins Co.			Open
Facultative YRT (Traditional) *only two policies left inforce
175	1973 Life	under this treaty*	RBC Ins	Liberty Life Ins. Co.	(BMA)	Pacific Life	Scottish Re	World Wide	Closed for NB	April 16, 1984
176	2008 Life	Automatic Coinsurance (Express Term I)	RBC Ins	Liberty Life Ins. Co.		Munich American Reassurance Co.			Open
177	2005 Life	Automatic & Facultative (Clarity VUL)	RBC Ins	Liberty Life Ins. Co.		RGA Reinsurance Co.			Open
178	2008 Life	Automatic Self Admin. Coinsurance (Express Term I)	RBC Ins	Liberty Life Ins. Co.		Swiss Re Life & Health America, Inc			Open
179	2008 Life	Automatic Coinsurance (Level Term)	RBC Ins	Liberty Life Ins Co.		Wilton Reassurance Co.			Closed for NB	July 10, 2009
Hannover Life Reassurance Co. of
180	2009 Life	Enhanced AD& D Quota Share ( Coverdell)	RBC Ins	Liberty Life Ins Co.		America			Open
Automatic YRT (Indexed Universal Life & NAA - RBC
Lifeshield Simplified Issue Level Term) Amended to
181	2007 Life	include the RBC Lifeshield product effective: 4/1/2010	RBC Ins	Liberty Life Ins. Co.		General Re Life Corp.	General & Cologne Life Re		Open
Automatic YRT ( RBC Lifeshield Simplified Issue Level
182	2010 Life	Term)	RBC Ins	Liberty Life Ins. Co.		Generali USA Life Reassurance Co.			Open

Product						Former Reinsurer
Initial Year	Line	Product	Company	Former Company		Reinsurer	Former Reinsurer	#2	Status	Termination Date
183	2010 Life	Automatic YRT (NAA - RBC Level Term- Fully Underwritten)	RBC Ins	Liberty Life Ins. Co.		Hannover Life Reassurance Co. of America			Open
184	2010 Life	Automatic YRT (NAA - RBC Level Term- Fully Underwritten)	RBC Ins	Liberty Life Ins. Co.		Munich Re			Open
185	2001 Critical Illness Quota Share		RBC Ins	Liberty Life Ins. Co.		American National Ins. Co. (W/ ESG)			Open	June 1, 2009
186	2006	Reinsurance Intermediary Agreement	RBC Ins			Aon Re			Open
187	2006	Collins Broker of Record Agreement	RBC Ins			Collins			Open
188	2006	Assumption Amendment to the Reinsurance Agreeement	RBC Ins	Liberty Life Ins. Co.		Optimum Re	Generali USA Life Reassurance Co.		Open
189	1995	(AARG) American Accident Reinsurance Group Trust Agree	RBC Ins	Liberty Life Ins. Co.	(State National Life)	American Accident Reinsurance
190	2002	Retrocession Agreement	RBC Ins	Liberty Life Ins. Co.	(BMA)	Generali Reassurance (Bermada) Ltd.			Open
191	2002	Retrocession Agreement	RBC Ins	Liberty Life Ins. Co.	(BMA)	Manulife Reinsurance Limited (Bermuda			Open
192	2002	Automatic Coinsurance Retrocession Agreement	RBC Ins	Liberty Life Ins. Co.	(BMA)	Transamerica International Re Bermuda Ltd.			Open
193	2002	Automatic Coinsurance Retrocession Agreement	RBC Ins	Liberty Life Ins. Co.	(BMA)	Transamerica International Re Bermuda Ltd.			Open
194	1998	Assumption Reinsurance Agreeement (A&H)	RBC Ins	Liberty Life Ins.Co.	(BMA)	Reassure America	LoneStar		Open
195	1998	Coinsurance Agreement	RBC Ins	Liberty Life Ins. Co.	(BMA)	Reassure America	LoneStar		Open
196	2000	Indemnity Reunsurance Agreement	RBC Ins	Liberty life Ins. Co.	(BMA)	Metropolitan Life Ins. Co.	Met Life		Open

Exhibit A

TRUST AGREEMENT

Dated as of

April 29, 2011

among

PROTECTIVE LIFE INSURANCE COMPANY,
as Grantor

LIBERTY LIFE INSURANCE COMPANY,

as Beneficiary

and

THE BANK OF NEW YORK MELLON,
as Trustee

i

TRUST AGREEMENT

TRUST AGREEMENT, dated as of April 29, 2011 (this “Agreement”), among PROTECTIVE LIFE INSURANCE COMPANY, a Tennessee insurance company (the “Grantor”), LIBERTY LIFE INSURANCE COMPANY, a South Carolina insurance company (the “Beneficiary”), and THE BANK OF NEW YORK MELLON, a New York banking corporation (the “Trustee”) (the Grantor, the Beneficiary and the Trustee are hereinafter each sometimes referred to individually as a “Party” and collectively as the “Parties”).

WITNESSETH:

WHEREAS, pursuant to a Coinsurance Agreement dated the date hereof between the Beneficiary and the Grantor (the “Coinsurance Agreement”), the Beneficiary is ceding or retroceding to the Grantor, and the Grantor is reinsuring on a coinsurance basis, certain risks under certain life and health insurance policies issued and reinsured by the Beneficiary pursuant to the terms and conditions thereof;

WHEREAS, pursuant to Section 3.1 of the Coinsurance Agreement, the Grantor desires to transfer to the Trustee for deposit to a trust account or accounts as provided herein (the “Trust Account”) such assets as it may desire to make subject to this Agreement as security for the payment of amounts due the Beneficiary under the Coinsurance Agreement;

WHEREAS, the Trustee has agreed to act as Trustee hereunder, and to hold such assets in trust in the Trust Account for the sole use and benefit of the Beneficiary;

WHEREAS, this Agreement is made for the sole use and benefit of the Beneficiary and for the purpose of setting forth the duties and powers of the Trustee with respect to the Trust Account;

WHEREAS, the Parties hereto intend that this Agreement shall be treated as a grantor trust and that the Grantor shall be treated as the grantor of the Trust for United States federal income tax purposes; and

NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree as follows:

1.                                      Deposit of Assets to the Trust Account.

(a)           The Grantor shall establish the Trust Account on the date hereof for the sole use and benefit of the Beneficiary, and the Trustee shall receive Assets (as defined below) hereunder and administer the Trust Account and the trust established hereunder in its name as Trustee for the sole benefit of the Beneficiary (the “Trust”).

(b)           The Grantor shall transfer to the Trustee cash and assets as may be required from time to time pursuant to Section 3.1 of the Coinsurance Agreement for deposit to the Trust Account (all such cash and assets, together with the proceeds thereof, all investments of such cash, assets and proceeds in other assets and all substitutions of such cash, assets and proceeds for other assets are herein referred to individually as an “Asset” and collectively as the “Assets”).  The Trustee is authorized and shall have power to receive the Assets from the Grantor and to hold, invest, reinvest and dispose of the same for the uses and purposes of, and according to, the provisions set forth herein.  The Assets shall consist only of Permitted Investments (as defined herein).  All Assets credited to the Trust Account shall be in the name of the Trustee and shall be held by the Trustee in its capacity as trustee hereunder.  No Asset credited to the Trust Account shall be registered in the name of the Grantor, payable to the order of the Grantor or indorsed to the Grantor, except to the extent that the Grantor has indorsed such Assets to the order of the Trustee.  In the event of any payment default as to any Asset in the Trust Account or in the event that any Asset no longer is a Permitted Investment, the Grantor shall promptly substitute other Assets which meet the requirements of a Permitted Investment and have a Statutory Book Value equal to the Statutory Book Value of such Asset which has a payment default or no longer meets the requirements for a Permitted Investment on the last statement provided by the Trustee.

(c)           Within fifteen days after (i) the date of inception of the Trust Account, (ii) the last day of each calendar month and (iii) receipt of a written request of the Grantor or the Beneficiary, the Trustee shall prepare and deliver to each of the Beneficiary and the Grantor a report listing all Assets held in the Trust Account, which report shall set forth the type of asset, CUSIP number, if any, position size and its maturity.

(d)           Any Assets transferred by the Grantor to the Trustee for deposit to the Trust Account and all Assets invested and substituted at the direction of the Grantor hereunder will be in such form that the Beneficiary whenever necessary may, and the Trustee upon direction by the Beneficiary will, negotiate any such Assets without consent or signature from the Grantor or any person or entity in accordance with the terms of this Agreement.  The Grantor shall ensure that (i) only cash and assets of the type permitted under the guidelines (including concentration limits, applied on a percentage of assets basis rather than a percentage of capital basis) applied by the Grantor generally for its own general investments supporting insurance liabilities (the “Permitted Investments”) are deposited or retained as Assets in the Trust Account, (ii) as of the date of the transfer of any Assets to the Trust Account, the Grantor has good and marketable title to such Assets (iii) each such Asset transferred on the date hereof, shall be at the time of deposit free and clear of all Encumbrances, other than Permitted Encumbrances and interests of nominees, custodians or similar intermediaries and (iv) each such Asset deposited after

2

the date hereof shall be at the time of deposit free and clear of all claims, liens and Encumbrances whatsoever (other than those arising under this Agreement). The Grantor shall not, and shall not cause the Trustee to, take any action that would create, incur, assume or permit any claim, lien or Encumbrance on any Asset in the Trust Account.  Notwithstanding anything herein to the contrary, for a period of 30 days following the date hereof, the concentration limits and other limits contained in the guidelines applied by the Grantor generally for its own general investments supporting insurance liabilities shall not apply to Assets deposited or retained in the Trust Account.

(e)           On the date hereof, Grantor shall transfer to the Trustee for deposit to the Trust Account Permitted Investments with an aggregate Statutory Book Value equal to or greater than $1,612,744,040.

(f)            The Required Balance and the Statutory Book Value of the Permitted Investments held in the Trust Account shall be calculated by the Grantor as of the last day of each calendar quarter and the Grantor shall provide a certification with respect to such valuation, including the calculation of the aggregate Statutory Book Value of the Permitted Investments, to each of the Beneficiary and the Trustee within thirty days after the end of such quarter.  If the Statutory Book Value of the Permitted Investments held in the Trust Account as of any quarter end is less than the Required Balance as of such quarter end, the Grantor shall within ten Business Days after such determination is made make such further deposits to the Trust Account as are required so that following such deposit the Permitted Investments in the Trust Account have an aggregate Statutory Book Value of not less than the Required Balance as of such quarter end.

(g)           Notwithstanding anything herein to the contrary, in the event that the Grantor’s RBC Ratio is less than 125%, the Grantor shall fund the Trust Account, in accordance with the mechanics outlined above, with Permitted Investments with an aggregate fair market value equal to or greater than the Required Balance, and all references in this Agreement to “Statutory Book Value” shall be deemed to be references to “fair market value.”

2.                                       Withdrawal of Assets from the Trust Account.

(a)           Pursuant to Section 3.1 of the Coinsurance Agreement, the Beneficiary shall have the right to withdraw Assets from the Trust Account pursuant to the third sentence of this Section 2(a) only after a default by the Grantor in the performance of its monetary obligations under the Coinsurance Agreement, which default has not been cured by the Grantor within ten days following its receipt of a specific written notice thereof delivered by the Beneficiary.  Pursuant to Section 3.1 of the Coinsurance Agreement, any such withdrawals shall be utilized and applied by the Beneficiary or any successor by operation of law, including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Beneficiary, without diminution because of insolvency on the part of the Beneficiary or the Grantor, only to pay amounts then due to the

3

Beneficiary under the Coinsurance Agreement.  The Beneficiary shall be permitted to direct the Trustee to withdraw Assets from the Trust Account not in excess of the amount the Beneficiary is permitted to withdraw from the Trust Account under the preceding two sentences upon written notice to the Trustee and the Grantor substantially in the form attached hereto as Exhibit A (a “Beneficiary Withdrawal Notice”), which Beneficiary Withdrawal Notice shall specify the Assets to be withdrawn.  The Trustee shall have no responsibility whatsoever to determine whether the basis for the Beneficiary’s issuance of the Beneficiary Withdrawal Notice is proper and in accordance with the terms of the Coinsurance Agreement.  A Beneficiary Withdrawal Notice delivered pursuant to this Section 2(a) may designate a third party designee to whom Assets specified therein shall be delivered. Each withdrawal from the Trust Account by the Beneficiary (i) shall constitute a representation and certification by the Beneficiary that such withdrawal is being made in accordance with the terms of the Coinsurance Agreement and this Agreement and (ii) shall be deemed to satisfy in full all the obligations of the Grantor in respect of which such withdrawal is made.  Nothing in this Agreement shall limit the right of the Grantor to seek equitable relief to enjoin any withdrawal on the grounds that any condition precedent to withdrawal under this Section 2(a) has not been satisfied.  The amount of any withdrawal by the Beneficiary hereunder in excess of amounts then due to the Beneficiary under the Coinsurance Agreement shall be deemed maintained by the Beneficiary in constructive trust for the benefit of the Grantor and promptly returned to the Grantor.

(b)           If the aggregate Statutory Book Value of all Permitted Investments held in the Trust Account as of any quarter end is greater than the Required Balance as of such quarter end, the Grantor may provide notice to the Beneficiary, with a copy to the Trustee, of its desire to withdraw Assets from the Trust Account, specifying the amount and type of Assets to be withdrawn.  Within five Business Days following its delivery of such notice to the Beneficiary, the Grantor shall be permitted, without further notice to, or consent of, the Beneficiary, to direct the Trustee to withdraw Assets from the Trust Account in excess of the amount necessary to maintain such Required Balance as of the applicable quarter end, which notice shall be substantially in the form attached hereto as Exhibit B (a “Grantor Withdrawal Notice”), which Grantor Withdrawal Notice shall specify the Assets to be withdrawn.  Each withdrawal from the Trust Account by the Grantor shall constitute a representation and certification by the Grantor that such withdrawal is being made in accordance with the terms of the Coinsurance Agreement and this Agreement.  The Trustee shall have no responsibility whatsoever to determine (i) the Statutory Book Value of the Assets in the Trust Account, (ii) the Required Balance, (iii) the excess of the amount necessary to maintain the Required Balance or (iv) whether written notice has been delivered to or received by the Beneficiary pursuant to this Section 2(b).  A Grantor Withdrawal Notice delivered pursuant to this Section 2(b) may designate a third party designee to whom Assets specified therein shall be delivered.

4

(c)           Upon receipt of a Beneficiary Withdrawal Notice or a Grantor Withdrawal Notice by the Trustee, the Trustee shall immediately take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in the Assets specified in such Beneficiary Withdrawal Notice or Grantor Withdrawal Notice, and shall deliver physical custody of such Assets, to or for the account of the Beneficiary, the Grantor or such designee as specified in such Beneficiary Withdrawal Notice or Grantor Withdrawal Notice, as applicable. Upon its receipt of Assets from the Trustee pursuant to this Section 2(c), the Grantor or the Beneficiary, as applicable, shall execute and deliver to the Trustee a receipt evidencing the delivery of such Assets.

(d)           Except as provided in Sections 1(b) and 3, in the absence of a Beneficiary Withdrawal Notice or a Grantor Withdrawal Notice, the Trustee shall allow no substitution or withdrawal of any Asset from the Trust Account.

3.                                       Redemption, Investment and Substitution of Assets.

(a)           The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption and deposit the principal amount of the proceeds of any such payment to the Trust Account.

(b)           From time to time, at the written order and direction of the Grantor or its designated Investment Manager (as hereinafter defined), the Trustee shall, and is hereby given authority to, invest Assets in the Trust Account in Permitted Investments without the Beneficiary’s consent and without notice to the Beneficiary.

(c)           From time to time upon not less than five Business Days’ prior written notice to the Beneficiary, at the written order and direction of the Grantor or its designated Investment Manager (as hereinafter defined), the Trustee shall, and is hereby given authority to, accept substitutions of Assets in the Trust Account in Permitted Investments without the Beneficiary’s consent; provided, that such notice to the Beneficiary shall not be required for substitutions of Assets made pursuant to this Section 3(c) within the 30 day period following the date hereof.  Such written order and direction shall specify by CUSIP number the specific Assets to be deposited in, and withdrawn from, the Trust Account, and shall contain a certification to the Trustee and the Beneficiary that the Assets to be deposited in the Trust Account are Permitted Investments.  The  Grantor or its designated Investment Manager shall only substitute Assets if following such substitution the aggregate  Statutory Book Value of the Permitted Investments in the Trust Account is not less than the aggregate Statutory Book Value of the Assets prior to any such substitution.  The Trustee shall not have responsibility whatsoever to monitor whether prior written notice of such substitution has been given to the Beneficiary or to determine the Statutory Book Value of such substituted Assets or that such substituted Assets actually constitute Permitted Investments.

5

(d)           Any instruction or order concerning investments or substitutions of Assets shall be referred to herein as an “Investment Order.”  The Trustee shall execute Investment Orders and settle securities transactions by itself or by means of an agent or broker.  The Trustee shall not be responsible for any act or omission in the selection, or for the solvency, of any such agent or broker.

(e)           When the Trustee is directed to deliver Assets against payment, delivery will be made in accordance with generally-accepted market practice.

(f)            Any loss incurred from any investment pursuant to the terms of this Section 3 shall be borne exclusively by the Trust Account; provided, however, that in no event shall any such loss relieve the Grantor’s obligations to maintain the Required Balance.

4.                                       Dividends, Interest and Income.

(a)           All payments of interest, dividends and other income in respect of Assets in the Trust Account shall be posted and credited by the Trustee to the Trust Account.  Any such interest, dividends and other income shall immediately become part of the Trust Account and be available for withdrawal, substitution and investment as provided in this Agreement.  Any interest, dividends or other income automatically posted and credited on the payment date to the Trust Account that is not subsequently received by the Trustee shall be reimbursed by the Grantor to the Trustee, and the Trustee may debit the Trust Account for this purpose.  All interest, dividends and other income in respect of Assets in the Trust Account shall be considered income attributable to the Grantor.  Any United States federal, state, local or other income tax liability for capital gains on Assets in the Trust Account shall be the responsibility of Grantor.

(b)           The Grantor shall pay, prior to delinquency, all taxes, assessments and other charges levied upon the Assets or the Trust Account and shall discharge all liens against the Assets or the Trust Account; provided, however, that unless and until foreclosure, distraint, levy, sale or similar proceedings shall have been commenced, the Grantor need not pay any such tax, assessment or other charge so long as the validity thereof is contested in good faith and by appropriate proceedings diligently conducted and so long as security sufficient to pay such tax, assessment or other charge (and any interest and penalties which may be applicable thereon) has been provided to the Trustee to protect the Beneficiary and the Trustee.  In the event that the Grantor shall fail so to pay any such tax, assessment or other charge (and shall not be so contesting it) or to discharge any such lien, the Beneficiary may, at its option, but shall not be required to, make any payments necessary to pay such tax, assessment or other charge and/or to discharge such lien, and the Grantor shall, upon demand, reimburse the Beneficiary for the full amount of such payments (together with interest from the date paid to, but not including the date reimbursed at, a fluctuating rate per annum equal to the prime rate as announced by the Trustee from time to time).  The Trustee shall not be responsible for

6

paying any taxes, assessments or other charges or discharging liens on the Trust Account or any of the Assets thereof.

(c)           The Parties intend that the Trust Account be classified for United States federal income tax purposes as a grantor trust.  Each Party agrees to treat the Trust Account as a grantor trust for all United States federal, state and local tax purposes.  The Trustee shall not be authorized or empowered to do anything that would cause the Trust Account to fail to qualify as a grantor trust for such tax purposes.  The Grantor shall be responsible for any tax reporting (including filing of any income tax returns and, if applicable, obtaining tax identification numbers) required on behalf of the Trust or Trust Account and shall notify the Trustee of the tax identification number of the Trust.

5.                                       Right to Vote Assets.

Within a reasonable time of the Trustee’s receipt thereof, the Trustee shall forward to the Grantor or a person authorized in writing for such purpose (including a designated Investment Manager (as defined herein)) any and all annual and interim stockholder reports and all proxies, ballots and proxy materials relating to the Assets, notices of required actions related to bankruptcy cases, and information received by the Trustee or summaries thereof regarding ownership rights pertaining to the Assets, each as actually received by the Trustee and in accordance with the Trustee’s customary practices. Absent the Trustee’s actual receipt of such notice, the Trustee shall have no liability for failing to so notify the Grantor or its designee.  Absent the Trustee’s timely receipt of instructions, the Trustee shall not be liable for failure to take any action relating to, or to exercise any rights conferred by, such Assets. The Grantor or a person authorized in writing for such purpose (including a designated Investment Manager) shall have the full and unqualified right to vote any Assets in the Trust Account and shall be responsible for making any decisions and taking any other action with respect to any voluntary rights that may be exercised or alternate courses of action that may be taken by reason of the ownership of such Assets and for directing the Trustee to act.

6.                                       Additional Rights and Duties of the Trustee.

(a)           The Trustee shall be a Qualified United States Financial Institution that does not control, is not controlled by and is not under common control with, the Grantor or the Beneficiary, and which maintains trust accounts for others in the ordinary course of its business and is acting in that capacity in this Agreement.

(b)           The Trustee shall notify the Grantor and the Beneficiary in writing within ten days following each deposit to, or withdrawal from, the Trust Account.

(c)           Before accepting any Asset for deposit to the Trust Account, the Trustee shall determine that such Asset is in such form that the Beneficiary, whenever necessary, or the Trustee, upon direction by the Beneficiary, may negotiate such Asset without

7

consent or signature from the Grantor or any other person or entity other than the Trustee in accordance with the terms of this Agreement.

(d)           The Trustee shall have no responsibility whatsoever to determine that any Assets in the Trust Account are or continue to be Permitted Investments, comply with the guidelines referred to in Section 1(d) or are or continue to be free of Encumbrances or subject to any Permitted Encumbrances.  All Assets shall be maintained by the Trustee in the Trust Account separate and distinct from all other assets under the control of or on the books of the Trustee.

(e)           The Trustee shall hold all Assets in a safe place at one of its offices in the United States, and such Assets may be held in certificated or electronic form.  The Trustee may deposit any Assets in the Trust Account in a book-entry account maintained at the Federal Reserve Bank of New York or in depositories such as The Depository Trust Company and hold them in electronic form.  The Trustee shall have no liability whatsoever for the action or inaction of any depositary or for any losses resulting from the maintenance of Assets with a depositary. Assets may be held in the name of a nominee maintained by the Trustee or by any such depository.

(f)            The Trustee shall keep full and complete records of the administration of the Trust Account in accordance with applicable law.  Upon the request of the Grantor or the Beneficiary, the Trustee shall promptly permit the Grantor or the Beneficiary, their respective agents, employees or independent auditors to examine, audit, excerpt, transcribe and copy, during the Trustee’s normal business hours, any books, documents, papers and records relating to the Trust Account or the Assets.  The Trustee shall accept and open all mail directed to the Grantor or the Beneficiary in care of the Trustee.

(g)           Unless otherwise provided in this Agreement, the Trustee is authorized to follow and rely upon all instructions given by officers (including officers of any investment manager designated in writing by the Grantor and approved in writing by the Beneficiary (such approval not to be unreasonably withheld) (each, an “Investment Manager”)) named in incumbency certificates furnished to the Trustee from time to time by the Grantor, a designated Investment Manager or the Beneficiary, respectively, and by attorneys-in-fact acting under written authority furnished to the Trustee by the Grantor or the Beneficiary, including, without limitation, instructions given by letter, facsimile or electronic media, if the Trustee reasonably believes such instructions to be genuine and to have been signed, sent or presented by the proper Party or Parties, a designated Investment Manager or attorney-in-fact.  The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith on such instructions.  The Grantor shall provide written notice to the Trustee of any change to any Investment Manager or attorney-in-fact (for the avoidance of doubt any such replacement Investment Manager shall have been approved in writing by the Beneficiary (such approval not to be unreasonably withheld)).  The Trustee shall not incur any liability in executing instructions (i) from any attorney-in-fact prior to receipt by it of notice of the

8

revocation of the written authority of such attorney-in-fact or (ii) from any officer of the Grantor (or its designated Investment Manager) or the Beneficiary named in an incumbency certificate delivered hereunder prior to receipt by it of a more current certificate or notice of revocation of the authority of such Investment Manager. Each of the Grantor and the Beneficiary acknowledges and agrees that it is fully informed of the protections and risks associated with the various methods of transmitting instructions to the Trustee, and that there may be more secure methods of transmitting instructions than the method selected by the sender.  Each of the Grantor and the Beneficiary agrees that the security procedures, if any, to be followed in connection with a transmission of instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

(h)           The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Trustee.  Notwithstanding anything to the contrary herein, the Trustee shall not be liable except for its own negligence, willful misconduct or lack of good faith arising out of or in connection with the performance of its obligations in accordance with this Agreement.

(i)            No provision of this Agreement shall require the Trustee to take any action which, in the Trustee’s reasonable judgment, would result in any violation of this Agreement or any provision of law.

(j)            Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

(k)           The Trustee shall not be responsible for ensuring or determining the existence, genuineness or value of any of the Assets or the validity, perfection, priority or enforceability of any liens on any of the Assets whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, lack of good faith or willful misconduct on the part of the Trustee, for the validity of title to the Assets, for insuring the Assets or for the payment of taxes, charges, assessments or liens upon the Assets.

(l)            The Trustee shall not be required to risk or expend its own funds in performing its obligations under this Agreement. The foregoing sentence shall not apply to the ordinary out-of-pocket expenses referred to in the second sentence of Section 7(a) which are incurred by the Trustee in the normal administration of this Agreement and which are to be reimbursed as provided in Section 7(a) or to ordinary internal overhead

9

expenses which are incurred by the Trustee in the normal administration of this Agreement.

7.                                       Trustee’s Compensation, Expenses, etc.

(a)           The Grantor shall pay the Trustee, as compensation for its services under this Agreement, a fee computed at rates determined by the Trustee from time to time and communicated in writing to, and consented to by, the Grantor.  The Grantor shall pay or reimburse the Trustee for all of the Trustee’s expenses and disbursements in connection with its duties under this Agreement (including attorney’s fees and expenses), except any such expense or disbursement as may arise from the Trustee’s negligence, willful misconduct or lack of good faith. The Grantor hereby indemnifies the Trustee for, and holds it harmless against, any loss, liability, costs or expenses (including attorney’s fees and expenses) incurred or made without negligence, willful misconduct or lack of good faith on the part of the Trustee, arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement or the status of the Trustee and its nominee as the holder of record of the Assets.  In addition to and not in limitation of the foregoing, the Beneficiary hereby indemnifies the Trustee for, and holds it harmless against, any loss, liability, costs or expenses (including attorney’s fees and expenses) incurred or made without negligence, willful misconduct or lack of good faith on the part of the Trustee, arising out of or in connection with actions taken by the Trustee pursuant to any written instruction from the Beneficiary to perform any such action.  The Grantor and the Beneficiary each hereby acknowledge that the foregoing indemnities shall survive the resignation or discharge of the Trustee or the termination of this Agreement.

(b)           No Assets shall be withdrawn from the Trust Account or used in any manner for paying compensation to, or reimbursement of expenses or indemnification of, the Trustee.

(c)           The Trustee may consult with counsel selected by it.  The written opinion or advice of said counsel shall be full and complete authority and protection for the Trustee with respect to any action taken, suffered or omitted by it in good faith and in accordance with the opinion or advice of said counsel.

8.                                       Resignation or Removal of the Trustee.

(a)           The Trustee may resign at any time by delivery of a written notice of resignation, effective not less than 90 days after receipt by the Beneficiary and the Grantor of such notice.  The Trustee may be removed by the Grantor’s delivery to the Trustee and the Beneficiary of a written notice of removal, effective not less than 90 days after receipt by the Trustee and the Beneficiary of such notice; provided, that no such resignation or removal shall become effective until a successor Trustee has been duly appointed and approved by the Beneficiary and the Grantor and all Assets in the Trust

10

Account have been duly transferred to the new Trustee in accordance with Section 8(b).  The Beneficiary may instruct the Grantor to deliver a written notice of removal in accordance with this Section 8(a) in the event the Trustee breaches any of its duties hereunder and such breach is not cured within five Business Days after delivery by the Grantor of written notice thereof to the Trustee.

(b)           Upon receipt by the proper Parties of the Trustee’s notice of resignation or the Grantor’s notice of removal, the Grantor and the Beneficiary shall appoint a successor trustee.  The Trustee and any successor trustee shall be a bank that is a Qualified United States Financial Institution that does not control, is not controlled by and is not under common control with, the Grantor or the Beneficiary.  Upon the acceptance of the appointment as trustee hereunder by a successor trustee and the transfer to such successor trustee of all Assets in the Trust Account, the resignation or removal of the Trustee shall become effective.  Thereupon, such successor trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Trustee, and the resigning or removed Trustee shall be discharged from any future duties and obligations under this Agreement, but the resigning or removed Trustee shall continue after such resignation or removal to be entitled to the benefits of the indemnities provided herein for the Trustee.

9.                                       Termination of the Trust Account.

(a)           The Trust Account and this Agreement, except for the indemnification provided pursuant to Section 7(a) hereof, may be terminated (i) upon the Grantor and the Beneficiary providing the Trustee with joint written notice of their mutual intention to terminate the Trust Account, (ii) in connection with the termination of the Coinsurance Agreement upon the Beneficiary providing the Trustee and the Grantor with written notice that all obligations of the Grantor under the Coinsurance Agreement have been satisfied or (iii) upon the Grantor providing the Trustee and the Beneficiary with written notice of its intention to terminate the Trust Account solely in the event the Required Balance as of the end of any calendar quarter is less than ten percent (10%) of the sum of the (x) capital and surplus of the Grantor plus (y) asset valuation reserve of the Grantor, in each case determined in accordance with the statutory accounting principles and practices prescribed by the Grantor’s state of domicile as of such quarter end.  The written notice of termination delivered pursuant to Section 9(a)(i), (ii) or (iii) (the “Notice of Intention”) shall specify the date on which the notifying Party or Parties intend the Trust Account to terminate (the “Proposed Date”).

(b)           Within three days following receipt by the Trustee of the Notice of Intention, the Trustee shall give written notification (the “Termination Notice”) to the Beneficiary and the Grantor of the date (the “Termination Date”) on which this Agreement and the Trust Account shall terminate.  The Termination Date shall be (i) the Proposed Date if the Proposed Date is at least thirty days but no more than forty-five days subsequent to the date the Termination Notice is given; (ii) thirty days subsequent to the

11

date the Termination Notice is given if the Proposed Date is fewer than thirty days subsequent to the date the Termination Notice is given; or (iii) forty-five days subsequent to the date the Termination Notice is given if the Proposed Date is more than forty-five days subsequent to the date the Termination Notice is given.

(c)           On the Termination Date, the Trustee shall transfer to the Grantor or its designee any Assets not previously withdrawn from the Trust Account, at which time all liability of the Trustee with respect to such Assets shall cease.

(d)           For the avoidance of doubt, the consent of the Grantor shall not be required in connection with a termination pursuant to Section 9(a)(ii) and the consent of the Beneficiary shall not be required in connection with a termination pursuant to Section 9(a)(iii) or the transfer of Assets pursuant to Section 9(c).

10.                                 Definitions.

Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both forms of such term are used in this Agreement):

The term “Beneficiary” has the meaning ascribed thereto in the preamble hereto and shall include any successor of the Beneficiary by operation of law.  If a court of law appoints a successor in interest to the Beneficiary, the Beneficiary includes and is limited to the court appointed domiciliary receiver (including any conservator, rehabilitator or liquidator).

The term “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in Birmingham, Alabama, Greenville, South Carolina or New York, New York are authorized or obligated by law or executive order to remain closed.

The term “control” (including the related terms “controlled by” and “under common control with”) shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract other than a commercial contract for goods or non-management services, or otherwise, unless the power is the result of an official position with or corporate office held by the person.  Control shall be presumed to exist if a person, directly or indirectly, owns, control or holds with the power to vote, or holds proxies representing ten percent or more of the voting securities of another person.

The term “Encumbrance” means any mortgage, deed of trust, pledge, hypothecation, security interest, encumbrance, claim, lien or charge of any kind.

12

The term “Governmental Authority” means any U.S. or foreign federal, state, local, municipal, county or other governmental, quasi-governmental, administrative, regulatory or self-regulatory authority or organization, body, agency, court, tribunal, commission or other similar entity, including any branch, department or official thereof.

The term “Law” means any U.S. or foreign federal, regional, state or local law, statute, ordinance, directive, rule, regulation, order, judgment, decree, injunction or other legally binding obligation imposed by a Governmental Authority.

The term “Permitted Encumbrance” means the following Encumbrances: (a) Encumbrances for all federal, state, local and foreign net or gross income, profits, franchise, gross receipts, premium, license, environmental (including taxes under Section 59A of the Internal Revenue Code of 1986), customs duty, escheat payments, capital stock, alternative or add-on minimum, severances, stamp, transfer, payroll, sales, employment, unemployment, disability, use, ad valorem, property, withholding, excise, retaliatory, occupation, production, value added, windfall, occupancy and other taxes, charges, fees, levies, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions imposed by any Governmental Authority and any liability for any of the foregoing as transferee, assessments or other governmental charges or levies that are not yet due or payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established (if required pursuant to the statutory accounting practices and procedures otherwise required, permitted or then in effect by the South Carolina Department of Insurance); (b) materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Encumbrances and other like Encumbrances arising in the ordinary course of business by operation of Law for amounts not yet due or which are being contested in good faith or pursuant to original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business that would not reasonably be expected to materially impair or detract from the value and use of such property and assets; (c) all deposits that have been made in the ordinary course of business with any Governmental Authorities in connection with a governmental authorization, registration, filing, license, permit or approval; (d) landlords’ Encumbrances under leases arising by operation of Law for amounts not yet due; or (e) all exceptions to any title insurance coverage that (1) customarily or of necessity are not or cannot be removed (such as rights or instruments that are recorded against the applicable real property or any part thereof), (2) would be shown by a current title report or other similar report or listing, (3) may be shown by a current survey or physical inspection, (4) are zoning, building, subdivision, land use, environmental regulations or other similar requirements or restrictions or (5) are matters that are the obligations of tenants, subtenants or other occupants of any portion of any real property owned by the Beneficiary under any lease, sublease, license or other occupancy agreement, in each case to the extent such exceptions to title insurance

13

coverage would not reasonably be expected materially to impair or detract from the value or use of the applicable properties and assets.

The term “person” shall mean and include an individual, a corporation, a partnership, a limited liability company, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

The term “Qualified United States Financial Institution” means an institution that is (a) organized or, for a United States branch or agency office of a foreign banking organization, licensed under the laws of the United States or any state thereof and has been granted authority to operate with fiduciary powers and (b) regulated, supervised and examined by United States federal or state authorities having regulatory authority over banks and trust companies.

The term “RBC Ratio” shall have the meaning ascribed thereto in the Coinsurance Agreement.

The term “Required Balance” shall have the meaning ascribed thereto in the Coinsurance Agreement.

The term “Statutory Book Value” shall mean (a) as to cash, the amount of such cash in United States dollars and (b) as to any other Asset, the carrying value of the subject Asset on the books of the Grantor for statutory statement purposes determined in accordance with the statutory accounting principles and practices prescribed by the Grantor’s state of domicile, consistently applied.

The term “Stock Purchase Agreement” means the Stock Purchase Agreement, dated as of October 22, 2010, by and among RBC Insurance Holdings (USA) Inc., Athene Holding Ltd., Protective Life Insurance Company, and, solely for purposes of Sections 5.14 through Section 5.17 and Articles 7, 8 and 10 of thereof, RBC USA Holdco Corporation.

11.                                 Governing Law.

This Agreement shall be subject to and governed by the laws of the State of New York, without regard to the conflicts of laws principles thereof to the extent such principles would permit or require the application of the law of another jurisdiction and are not required to be applied by law.

Each of the Parties hereto hereby waives the right to trial by jury in any proceedings arising out of or relating to this Agreement.  To the extent that, in any jurisdiction either of the Grantor and the Beneficiary may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim and hereby waives,

14

such immunity.  Each Party consents to the jurisdiction of any state or federal court situated in the County and State of New York in connection with any dispute arising hereunder.  Each Party hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum.  The establishment and maintenance of the Trust Account, and all interests, duties and obligations with respect thereto, shall be governed by the laws of the State of New York.

12.                                 Successors and Assigns.

This Agreement shall not be assignable, except as expressly permitted by Section 8 of this Agreement, and any attempt to so assign this Agreement except as so permitted shall be void and of no effect.  This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of each Party hereto.

13.                                 Severability.

In the event that any provision of this Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.

14.                                 Force Majeure.

No Party to this Agreement shall be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including but not limited to:  acts of God, accidents, labor disputes, earthquakes, fires, floods, wars, acts of terrorism, civil or military disturbances, epidemics, riots, interruptions, loss or malfunctions of utilities, computer hardware or software or communications services, acts of civil or military authority or governmental actions, the unavailability of the Federal Reserve Bank wire or other wire or communication facilities; it being understood that any such Party shall use its best efforts to resume performance as soon as practicable under the circumstances.

15.                                 Entire Agreement.

This Agreement constitutes the entire agreement among the Parties and is not subject to any conditions or qualifications outside of this Agreement.

15

16.                                 Amendments.

This Agreement may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, only if such modification, amendment or waiver is in writing and signed by the Parties.

17.                                 Notices, etc.

Unless otherwise provided in this Agreement, all notices, directions, requests, demands, acknowledgments and other communications required or permitted to be given or made under the terms hereof shall be in writing and shall be deemed to have been duly given or made (a) (i) when delivered personally, (ii) when made or given by facsimile or electronic media, or (iii) in the case of mail delivery, upon the expiration of three days after any such notice, direction, request, demand, acknowledgment or other communication shall have been deposited in the United States mail for transmission by first class mail, postage prepaid, or upon receipt thereof, whichever shall first occur and (b) when addressed as follows:

If to the Grantor:

Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: (205) 268-1000
Facsimile: (205) 268-3597
Attn: Alfred F. Delchamps, III
Email: Al.Delchamps@Protective.com

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Telephone:	(212) 909- 6459
Facsimile:	(212) 909- 7459
Attn:	Nicholas F. Potter, Esq.

If to the Beneficiary:

Liberty Life Insurance Company
P.O. Box 1389
Greenville, South Carolina 29602-1389
Telephone: (864) 609-1307

16

Facsimile: (864) 609-1049
Attn: President and General Counsel

with copies (which shall not constitute notice) to:

Athene Holding Ltd.
44 Church Street
Hamilton HM 12, Bermuda
Telephone: (441) 279-8412
Facsimile: (441) 279-8401
Attention: President and General Counsel
Email: cgillis@athenelifere.bm; tshanafelt@athenelifere.bm

Sidley Austin LLP
1 South Dearborn
Chicago, Illinois 60603
Telephone:	(312) 853-7061
Facsimile:	(312) 853-7036
Attn:	Perry J. Shwachman, Esq.

and

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Telephone:	(212) 839-5835
Facsimile:	(212) 839-5599
Attn: Jonathan J. Kelly, Esq.

If to the Trustee:

The Bank of New York Mellon
101 Barclay Street
Mailstop: 101-0850
New York, New York 10286
Attn: Insurance Trust & Escrow Group
Fax: (732) 667-9536

Each Party may from time to time designate a different address for notices, directions, requests, demands, acknowledgments and other communications by giving written notice of such change to the other Parties.  Without limiting the generality of the foregoing, all notices, directions, requests, demands, acknowledgments and other communications relating to the Beneficiary’s approval of the Grantor’s authorization to substitute Assets

17

and to the termination of the Trust Account shall be in writing and may be made or given by facsimile or electronic media.

18.                                 Headings.

The headings of the Sections and the Table of Contents have been inserted for convenience of reference only and shall not be deemed to constitute a part of this Agreement.

19.                                 Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same Agreement.

20.                                 Representations.

Each of the Parties hereby represents and warrants to the others that it has full authority to enter into this Agreement upon the terms and conditions hereof, that the individual executing this Agreement on its behalf has the requisite authority to bind such Party to this Agreement and that this Agreement constitutes its binding obligation enforceable in accordance with the terms hereof.

21.                                 USA Patriot Act.

The Grantor and Beneficiary hereby acknowledge that the Trustee is subject to United States federal laws, including the Customer Identification Program (“CIP”) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which the Trustee must obtain, verify and record information that allows the Trustee to identify the Grantor and Beneficiary.  Accordingly, prior to opening the Trust Account hereunder, the Trustee will ask each of the Grantor and Beneficiary to provide certain information including, but not limited to, the Grantor’s and Beneficiary’s name, physical address, tax identification number and other information that will help the Trustee to identify and verify the Grantor’s and Beneficiary’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information.  Each of the Grantor and Beneficiary agrees that the Trustee cannot open the Trust Account hereunder unless and until the Trustee verifies the Grantor’s and Beneficiary’s identity in accordance with the Trustee’s CIP.

22.                                 Required Disclosure.

The Trustee is authorized to supply any information regarding the Trust Account and related Assets required by any law, regulation or rule now or hereafter in effect.

18

Each of the Grantor and the Beneficiary agrees to supply the Trustee with any such required information if it is not otherwise reasonably available to the Trustee.

(remainder of page left intentionally blank)

19

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

PROTECTIVE LIFE INSURANCE COMPANY,
as Grantor

By:
Name:
Title:

LIBERTY LIFE INSURANCE COMPANY,
as Beneficiary

By:
Name:
Title:

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

Exhibit A

Form of Beneficiary Withdrawal Notice

[Insert Date]

The Bank of New York Mellon
101 Barclay Street
Mailstop: 101-0850
New York, NY 10286
Attn:   Insurance Trust & Escrow Group

Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Attn:  Alfred F. Delchamps, III

Ladies and Gentlemen:

Reference is hereby made to the Trust Agreement dated [•], 2011 (as amended, supplemented or otherwise modified from time to time, the “Trust Agreement”), entered into by and among Liberty Life Insurance Company (the “Beneficiary”), Protective Life Insurance Company (the “Grantor”) and The Bank of New York Mellon (the “Trustee”).  Terms not defined herein shall have the meaning set forth in the Trust Agreement.

Pursuant to Section 2(a) of the Trust Agreement, the Beneficiary hereby notifies the Trustee and the Grantor that it intends to withdraw the Assets specified below from the Trust Account, The Bank of New York Mellon Account # [•], for the following purposes permitted and as permitted under Section 2(a) of the Trust Agreement: [specify basis for issuance of Beneficiary Withdrawal Notice].

[Specify list of Assets to be withdrawn]

The Trustee is instructed to deliver the Assets described above directly to [specify account information, including address, for the Beneficiary or its designee] on [specify date of transfer] or as soon as possible thereafter.

This is a “Beneficiary Withdrawal Notice” within the meaning of Section 2(a) of the Trust Agreement.

LIBERTY LIFE INSURANCE COMPANY

By:
Name:
Title:

cc: Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Telephone:	(212) 909- 6459
Facsimile:	(212) 909- 7459
Attn:	Nicholas F. Potter, Esq.

20

Exhibit B

Form of Grantor Withdrawal Notice

[Insert Date]

The Bank of New York Mellon
101 Barclay Street
Mailstop: 101-0850
New York, NY 10286
Attn Insurance Trust & Escrow Group

Liberty Life Insurance Company
P.O. Box 1389
Greenville, South Carolina 29602-1389
Attn: President and General Counsel

Ladies and Gentlemen:

Reference is hereby made to the Trust Agreement dated [•], 2011 (as amended, supplemented or otherwise modified from time to time, the “Trust Agreement”), entered into by and among Liberty Life Insurance Company (the “Beneficiary”), Protective Life Insurance Company (the “Grantor”) and The Bank of New York Mellon (the “Trustee”).  Terms not defined herein shall have the meaning set forth in the Trust Agreement.

Pursuant to Section 2(b) of the Trust Agreement, the Grantor hereby notifies the Trustee and the Beneficiary that it intends to withdraw the Assets specified below from the Trust Account, Bank of New York Mellon Account # [•], as permitted under Section 2(b) of the Trust Agreement.

[Specify list of Assets to be withdrawn]

The Trustee is instructed to deliver the assets described above directly to [specify account information, including address, for the Grantor or its designee] on [specify date of transfer] or as soon as possible thereafter.

This is a “Grantor Withdrawal Notice” within the meaning of Section 2(b) of the Trust Agreement.

PROTECTIVE LIFE INSURANCE COMPANY

By:
Name:
Title:

cc: Sidley Austin LLP
1 South Dearborn
Chicago, Illinois 60603
Telephone:	(312) 853-7061
Facsimile:	(312) 853-7036
Attn:	Perry J. Shwachman, Esq.

and

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Telephone:	(212) 839-5835
Facsimile:	(212) 839-5599
Attn: Jonathan J. Kelly, Esq.